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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

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Gleacher & Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MAY     , 2014

Gleacher & Company, Inc.
677 Broadway, 2nd Floor
Albany, NY 12207

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 29, 2014

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gleacher & Company, Inc., a Delaware corporation (the "Company" or "Gleacher"), will be held on May 29, 2014, at 10:00 a.m. local time at the offices of our legal counsel, Covington & Burling LLP, located at 620 Eighth Avenue, New York, NY 10018 for the following purposes:

          1.     To consider and vote upon a proposal to approve the voluntary dissolution and liquidation of the Company pursuant to a Plan of Dissolution and Liquidation (the "Plan of Dissolution") in substantially the form attached to the accompanying proxy statement as Appendix A.

          2.     To grant discretionary authority to the Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies, if necessary or appropriate, in the event that there are insufficient shares present in person or by proxy voting in favor of the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

          3.     To elect five directors of the Company each to serve until the 2015 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier death, resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

Marshall Cohen Keith B. Hall Jaime Lifton	Mark R. Patterson Christopher R. Pechock

          4.     To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

          5.     To hold an advisory vote on executive compensation.

          6.     To consider any other business that may properly come before the meeting (or before any adjournment or postponement of the meeting) by or at the direction of the Board of Directors.

        These business items are more fully described in the proxy statement accompanying this Notice. You are encouraged to read the entire proxy statement carefully. In particular, you should consider the discussion entitled "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution" beginning on page 19.

        The Board of Directors has fixed the close of business on April 21, 2014 as the record date for identifying those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

        The proposal to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Therefore, it is very important that your shares be represented and voted at the meeting.

        You can vote your shares over the Internet or by telephone. If you received a paper proxy card or voting instruction form by mail, you may also vote by signing, dating, and returning the proxy card or voting instruction form in the envelope provided. Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. For specific instructions on how to vote your shares, see the information beginning on page 10 of the proxy statement.

        You may attend the meeting only if you owned shares of our common stock at the close of business on April 21, 2014.

        The Company's Board of Directors has determined that it is advisable and in the best interests of the Company and its stockholders that the Company be dissolved. The Board of Directors has approved the Plan of Dissolution and the dissolution and liquidation of the Company, and recommends that you vote FOR approval of each of the proposals described in the accompanying proxy statement.

It is very important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. The dissolution of the Company pursuant to the Plan of Dissolution cannot be approved and the transactions contemplated thereby cannot be consummated, unless holders of a majority of the shares of our common stock, par value $.01 per share, outstanding on the record date vote for the approval of the dissolution of the Company pursuant to the Plan of Dissolution. Accordingly, whether or not you expect to attend the Annual Meeting, the Company urges you to vote promptly via the Internet or the telephone as instructed in the notice of Internet availability of the proxy materials you received by mail or email or, if you received paper copies of the proxy materials, by completing, dating, signing and returning the enclosed proxy card in the enclosed postage prepaid envelope. This will not limit your right to attend or vote at the Annual Meeting. You may revoke your proxy at any time before it has been voted at the meeting.

By Order of the Board of Directors

Patricia A. Arciero-Craig Secretary

Albany, New York
                        , 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2014: The Company's proxy materials, as well as the Company's 2013 Annual Report, which takes the form of the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and any amendments to the foregoing materials that are required to be furnished to stockholders, are available for you to review online at www.gleacher.com under the heading "Investor Relations — Annual Report & Proxy Statement." This Notice and the accompanying proxy statement, 2013 Annual Report, and proxy card or voting instruction form were either made available to you over the Internet or mailed to you beginning on or about May     , 2014.

Your vote is important. All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you should read the accompanying proxy statement carefully and vote your shares via the Internet or by telephone as instructed on the notice you received or, if you received paper copies of the proxy materials, by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage prepaid envelope. You may also vote via the Internet or telephone, in each case as instructed on the enclosed proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name and bring an account statement or letter from the nominee indicating your beneficial ownership as of the record date. A failure to vote your shares will have the effect of a vote against the Plan of Dissolution.

 SUMMARY TERM SHEET

        This summary term sheet highlights selected information contained in this proxy statement related to the proposed dissolution and liquidation of Gleacher & Company, Inc. This summary term sheet may not, however, contain all of the information relating to this proposal that is important to you. To more fully understand the proposed voluntary dissolution and liquidation of Gleacher & Company, Inc., and for a more complete description of the terms of the related Plan of Dissolution, you should carefully read this entire proxy statement and the documents delivered with this proxy statement. As used in this proxy statement, unless the context otherwise requires, the terms "we," "us," "our" and "the Company" refer to Gleacher & Company, Inc., a Delaware corporation.

The Company	The Company has no meaningful revenue-producing operations, having exited in the first half of 2013 its historical operations of investment banking, fixed-income sales and trading, financial advisory services and residential mortgage lending.

On May 31, 2013, we entered into an engagement agreement with Capstone Advisory Group, LLC ("Capstone") and Mr. Christopher J. Kearns, an Executive Director of Capstone and member of the firm. Under the terms of this agreement, we engaged Capstone to provide a number of services to the Company related to overseeing the operations of the Company, assisting with an exploration of strategic alternatives and assisting with the execution of our selected course of action. Since that time, the primary objective of our Board of Directors has been to conduct the evaluation of strategic alternatives and continue winding up operations in order to preserve and maximize stockholder value.

Our principal executive office is located at 677 Broadway, 2nd Floor, Albany, NY 12207, and our telephone number at that address is (212) 273-7100. You can find more information about us in the documents that are delivered with this proxy statement. See "Where You Can Find More Information."
The Meeting
We are holding the Annual Meeting on May 29, 2014, as further described herein. At the meeting, you will be asked to consider and vote upon proposals to: (1) approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution; (2) grant discretionary authority to the Board to adjourn the Annual Meeting to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution; (3) elect the five directors of the Company; (4) ratify the election of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014; (5) approve executive compensation on an advisory basis; and (6) transact such other business as may properly come before the Annual Meeting (or any adjournments or postponements of the Annual Meeting) by or at the direction of the Board of Directors. In light of the nature of the proposals regarding the dissolution and liquidation referenced above, we set forth below a summary of selected information contained elsewhere in this proxy statement related to the proposed dissolution and liquidation.

The Plan of Dissolution
General (See page 25)
At the Annual Meeting, our stockholders will be asked to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution, which was approved by our Board of Directors on April 4, 2014. The Board of Directors has determined that dissolution of the Company is advisable and in our best interests and the best interests of our stockholders. The Board of Directors has recommended that the Company's stockholders approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution at the Annual Meeting. Delaware law provides that a corporation may dissolve upon the determination by the Board of Directors that such dissolution is advisable and in the best interests of the corporation and its stockholders and the subsequent approval of the dissolution by the corporation's stockholders. If necessary or appropriate in the discretion of the Board of Directors, stockholders may be asked to vote in favor of adjourning the Annual Meeting to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.
If the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved by our stockholders, we expect the following:

•

We plan to file a Certificate of Dissolution with the Delaware Secretary of State dissolving Gleacher & Company, Inc. no sooner than seven days, and likely no later than 45 days, thereafter. The precise timing of the filing of the Certificate of Dissolution will be determined by our Board of Directors. The effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State is sometimes referred to herein as the "Final Record Date";

•

Pursuant to the Delaware General Corporation Law (the "DGCL"), we will continue to exist for at least three years after our dissolution, or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of enabling us to continue to close our business, dispose of our property, resolve outstanding litigation, discharge our liabilities and distribute to our stockholders any remaining assets;

•

We intend to delist our common stock from the NASDAQ Global Market. In addition, we will close our stock transfer books and discontinue recording transfers of shares of our common stock on our books and records as of the close of business on the Final Record Date. Thereafter, record holders of shares of our common stock will not be able to assign or otherwise transfer their shares, except assignments by will, intestate succession, or operation of law, or transfers otherwise permitted under applicable law. However, persons who hold ownership interests in our shares through a broker, bank or other nominee, or in book-entry form through The Depository Trust Company ("DTC"), may be able to assign or transfer their interests following the filing of the Certificate of Dissolution. See "Proposal 1: Approval of the Dissolution — Delisting and Lack of Market for Trading of the Common Stock and Interests in a Liquidating Trust or Trusts"; and

•

After the Final Record Date, we will make distributions solely to stockholders of record as shown on our list of stockholders maintained by our transfer agent. The list of record holders will consist of those stockholders who held record ownership of shares of common stock as of the close of business on the Final Record Date, subject to subsequent transfers recorded on our books as a result of any assignments by will, intestate succession, or operation of law, or transfers otherwise permitted under applicable law. Persons who hold ownership interests in our shares in book-entry form through DTC, and other persons with ownership interests held in "street name" by a broker, bank or other nominee, are not record holders and will not receive distributions directly from the Company but should instead contact DTC or such broker, bank or other nominee for information regarding payment of distributions made by us.

The Board of Directors may modify or amend the Plan of Dissolution at any time, notwithstanding stockholder approval of the Plan of Dissolution, if the Board of Directors determines that such action would be in the best interests of the Company and its stockholders. The Board of Directors will have authority under the Plan of Dissolution to make any such modification or amendment to the Plan of Dissolution without stockholder approval. Moreover, prior to the effective time of the filing of the Certificate of Dissolution, the Board of Directors may abandon the dissolution and the Plan of Dissolution altogether without further stockholder approval. Consequently, even if dissolution is approved by the Company's stockholders, the Board of Directors retains the right to consider other alternatives and abandon the dissolution and Plan of Dissolution, should a superior alternative arise before the effective time of the filing of the Certificate of Dissolution with the Delaware Secretary of State.

After the Certificate of Dissolution becomes effective, the Board of Directors cannot abandon the Plan of Dissolution without stockholder approval, and would also need stockholder approval to revoke the dissolution of the Company on the records of the Delaware Secretary of State. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution."
Reasons for Dissolution and Liquidation (See page 30)
The Board of Directors believes that it is in the best interests of the Company's stockholders for the Company to dissolve, liquidate and distribute to stockholders its available assets. In arriving at such determination, our Board of Directors carefully considered the dissolution, liquidating and winding up process under Delaware law, as well as other available strategic alternatives. As part of our evaluation process, our Board of Directors considered, among other factors, the risks and timing of each alternative available to the Company, as well as management's financial projections, and consulted with management, Capstone and the Company's financial and legal advisors.

As a result of its evaluation, our Board of Directors concluded that dissolution and liquidation under Delaware law is our best currently available alternative and is in our best interests and the best interests of our stockholders. Accordingly, our Board of Directors approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and recommends that our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

Conduct of the Company Following the Approval of the Plan of Dissolution (See page 25)	If the stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we plan to file a Certificate of Dissolution with the Delaware Secretary of State no sooner than seven days, and likely no later than 45 days, thereafter. The precise timing of the filing of the Certificate of Dissolution will be determined by our Board of Directors. From and after such filing, we will continue in existence as a non-operating company for purposes of, among other things, settling our affairs and closing our business, monetizing, disposing of and conveying our property, discharging our liabilities, prosecuting and defending suits and distributing remaining assets to stockholders. We shall not, however, be empowered to continue the business for which we were organized. See "Proposal 1: Approval of the Dissolution — Summary of the Plan of Dissolution and the Dissolution Process."
Expected Distributions to Stockholders; Timing (See page 26)
We cannot predict with certainty the amount of any liquidating distributions to our stockholders. As of March 31, 2014, we had approximately $62.5 million in cash and cash equivalents. We currently expect to make an initial liquidating distribution to stockholders of approximately $20 million ($3.23 per share). However, the Board intends to continue to monitor the Company's assets, liabilities and expenses and will not make a final decision regarding the size of the initial liquidating distribution until after the filing of the Certificate of Dissolution. For more detail on the various factors that could affect the ultimate size of the initial liquidating distribution, please see "Risk Factors — The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the estimates set forth in this proxy statement." We expect to make this initial liquidating distribution to our stockholders of record as soon as practicable after the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State.

The amount of this estimated initial distribution reflects our current liquid assets offset in part by provisions, or reserves, for future operating costs and expenses associated with dissolution and liquidation. In addition, Delaware law requires that, in connection with a dissolution, our Board of Directors make reasonable provision for known and potential claims and obligations of the Company and maintain those reserves until resolution of such matters, and similar legal requirements apply to our subsidiaries. The Board of Directors, in consultation with its advisors, has evaluated the liabilities, expenses, and known potential claims and obligations of the Company and its subsidiaries, as well as other matters, in order to estimate the amount that we plan to reserve and consequently, the amount of our initial liquidating distribution.

The Board of Directors currently believes that it will be able to make additional liquidating distributions of between $40 million and $70 million ($6.47 and $11.32 per share), for a total aggregate distribution to stockholders ranging between $60 million and $90 million ($9.70 and $14.55 per share). Anticipated additional liquidating distributions would be funded in part by the monetization of non-cash assets. In addition, the Board of Directors believes that the reserves required by applicable law exceed the ultimate amounts the Company and its subsidiaries will likely be required to pay creditors and other claimants, and that therefore there is a reasonable possibility that a portion of the reserves ultimately will be distributed to stockholders. The Board intends to evaluate the Company's reserves and available cash on a quarterly or, as appropriate, other periodic basis. Additional liquidating distributions, if any, will be made to the extent the required contingency reserves are released (assuming no new reserves are required to be established) and upon the Company's non-cash assets being monetized, which would likely span a multi-year period.

The amount distributed to stockholders, both initially and in total, may vary substantially from the amounts we currently estimate based on many factors, including the resolution of outstanding known claims and obligations of the Company, the incurrence of unexpected or greater-than-expected losses with respect to contingent liabilities, the assertion of claims that are currently unknown to us, the ability to receive reasonable value when selling or otherwise monetizing our non-cash assets, including our investment in FATV, the need to dissolve and wind up each of our subsidiaries, recoveries, if any, on claims made against third parties for monetary damages, and costs incurred to wind up our business. Further, if additional amounts ultimately are determined to be necessary to satisfy or make provision for any of these obligations, stockholders may receive substantially less than the current estimates. Under certain circumstances, stockholders may be required to return liquidating distributions and receive nothing from us in the dissolution and liquidation.
Realizing Value From Our Remaining Assets (see page 38)
The Plan of Dissolution contemplates attempting to monetize, sell or otherwise dispose of our remaining non-cash assets at such time as the Board of Directors may, in its sole discretion, deem to be expedient and to maximize value. The Plan of Dissolution does not specify the manner in which we may monetize, sell or otherwise dispose of our non-cash assets. The monetization plan associated with our non-cash assets will be made on such terms as are approved by the Board of Directors in its sole discretion.

Our investment in FATV represents our most significant non-cash asset. We expect that some or all of the assets in which FATV is invested will experience a "liquidity event" (i.e., there will be a disposition of the assets generating cash distributions to FATV's investors, including the Company). The timing of any such liquidity events is uncertain and outside of the Company's control, and the value realized for any of the investment assets is similarly uncertain. See "Proposal 1: Approval of the Dissolution — Description of the Plan of Dissolution and the Dissolution Process — Sale of Our Remaining Assets."
Contingent Liabilities; Reserves (see page 38)
Under the DGCL, we are required, in connection with our dissolution and liquidation, to pay or make reasonable provision for payment of all of our liabilities and obligations. Assuming the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by our stockholders, we will pay all known non-contingent liabilities. We currently estimate that we and our subsidiaries together will reserve approximately $13.0 million ($2.10 per share) to pay operating expenses incurred from April 1, 2014 through completion of the dissolution and wind-up process. We also currently estimate that we will reserve approximately $29.5 million to make provision for claims that are subject to pending litigation and any unknown or contingent claims and obligations as required by Delaware law.

The estimated amount of these reserves are based upon estimates and opinions of management and the Board of Directors and derived from consultations with outside experts and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated legal, accounting and consulting fees, estimated operating lease expenses, estimated payroll, other taxes payable and estimated miscellaneous office expenses. There can be no assurance that these estimated amounts will be sufficient. If we underestimated the costs of the liquidation process or the funds needed to satisfy obligations, liabilities and claims during the liquidation process, we may be required to increase the amount of these reserves. After the liabilities, expenses and obligations for which these reserves are established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of these reserves, assuming no new reserves are required to be established.
NASDAQ Listing; Trading Matters (See page 40)
If our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we will initiate the process to delist our common stock from the NASDAQ Global Market. We anticipate that we will request that trading in our common stock be suspended on the NASDAQ Global Market at the close of business on the Final Record Date or as soon thereafter as is reasonably practicable. However, we have limited control over our continued listing status, and NASDAQ may decide to delist us at any time.

As described more fully under "Proposal 1: Approval of the Dissolution — Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts," while record holders of shares of our common stock will generally be prohibited under Delaware law from transferring record ownership of their shares after the close of business on the Final Record Date, persons who hold their ownership interests in our shares in book-entry form through DTC and other persons with ownership interests held in "street name" by a broker, bank or other nominee may be able to continue to make transfers of their ownership interests. However, such transfers of beneficial ownership could be made only if they do not necessitate a change in the record holder of shares of our common stock. Should our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we intend to notify record holders of shares of our common stock of the anticipated filing date of the Certificate of Dissolution so that record holders who are also beneficial owners (that is, record holders other than those holding purely in a nominee capacity) can, if they so choose, seek to transfer record ownership (while retaining beneficial ownership) prior to the closing of our transfer books. See "Proposal 1: Approval of the Dissolution — Summary of the Plan of Dissolution and the Dissolution Process."

After the Final Record Date (or perhaps sooner, if our common stock is delisted by NASDAQ prior thereto), securities brokers may make a market for interests in our common stock in the "over-the-counter" market. We cannot assure you that any such market will arise or, if one does arise, for how long it will be maintained or how actively interests in our common stock will trade. Consequently, even if you hold transferable interests in our common stock after the Final Record Date, we cannot assure you that you will be able to transfer such interests on a cost-effective basis or at all.

Reporting Requirements (See page 41)	If the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved, in order to curtail expenses, we plan to seek to terminate our registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We may not, however, be eligible to do so. If we are not eligible to deregister, we may seek to curtail our reporting activities under the Exchange Act by seeking relief from the SEC or otherwise. We may nevertheless be required to continue to bear the expense of complying with all applicable reporting requirements under the Exchange Act. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to stockholders.
Treatment of Equity Awards and Employee Stock Purchase Plan (see page 41)
Should our stockholders vote to approve dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board has determined to accelerate, immediately prior to filing the Certificate of Dissolution, the vesting of all outstanding restricted stock awards (representing 6,854 shares in the aggregate). Under Delaware law, we will not be permitted to issue shares of our common stock following the filing of the Certificate of Dissolution. In light of this, the Board intends to notify all holders of outstanding options as soon as practicable following stockholder approval (if such approval occurs) of the time of filing of the Certificate of Dissolution to provide them the opportunity to exercise their equity awards. At the conclusion of this period, the Board has determined to cancel all unexercised outstanding options immediately prior to filing the Certificate of Dissolution.

As of March 31, 2014, there were no outstanding options to purchase shares of our common stock at a price less than $17.40 per share, and a substantial majority of outstanding options have exercise prices at or above a price of $29.20 per share. Therefore, based on the current market price of our common stock, we expect that no outstanding options will be exercised to purchase shares of our common stock. See "Proposal 1: Approval of the Dissolution — Treatment of Equity Awards and Employee Stock Purchase Plan."
Interests of the Board and Management in the Dissolution of the Company (See page 43)
Members of our Board of Directors and our executive officers may have interests in the approval of the dissolution and liquidation of the Company pursuant to Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. These potential interests include the acceleration of vesting of certain equity awards, an indemnification insurance policy purchased for the benefit of directors and officers and/or our continuing indemnification obligations to directors. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Plan of Dissolution.

Certain Material U.S. Federal Income Tax Consequences (See page 45)	As described in "Proposal 1 — Approval of the Dissolution — Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation" on page 45, and subject to the limitations, assumptions and qualifications therein, amounts received by stockholders pursuant to the Plan of Dissolution will first be applied against and reduce a stockholder's tax basis in his, her or its shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and any prior liquidating distributions received by a stockholder with respect to a share exceeds his or her tax basis for that share. If we make more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets, and will be long-term capital gain or loss if the stock has been held for more than one year. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the Plan of Dissolution.
Required Stockholder Vote (See page 47)
The approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.
Recommendation of Our Board of Directors (See page 47)
On March 12, 2014, our Board of Directors determined that the dissolution and liquidation of the Company, and the other transactions contemplated thereby, are advisable and in the best interests of us and our stockholders. On April 4, 2014, our Board of Directors (1) approved in all respects the Plan of Dissolution and the other transactions contemplated thereby; and (2) recommended that our stockholders vote FOR the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and FOR the Meeting Adjournment Proposal.

Our Board of Directors further recommends that you vote FOR the election to the Board of the five nominees named in this proxy statement, FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 and FOR the advisory resolution to approve executive compensation.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains certain forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "potential" or "continue" or the negative of these terms or other comparable terminology. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements, including, without limitation, statements regarding the dissolution and liquidation of the Company, the availability, amount or timing of liquidating distributions to stockholders, the adequacy of reserves established to satisfy the Company's obligations, the belief that a substantial amount of the contingency reserves will ultimately be distributed to the stockholders and the possibility that an alternative, value-creating transaction may be proposed, involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. These risks include the risk that we may incur additional liabilities, that we may have liabilities of which we are not currently aware, that the cost of settlement of our liabilities and contingent obligations could be higher than we expect, that monetization of non-cash assets, including claims we have made or may in the future make against third parties, if any, may take longer and be for amounts that are less than we expect, all of which would impact our ability to make any liquidating distributions to our stockholders. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE ANNUAL MEETING

GENERAL QUESTIONS

Why am I receiving these materials?

        We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Gleacher & Company, Inc. is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 21, 2014, the record date of the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on this record date, there were 6,184,056 shares of common stock outstanding and entitled to vote. If, at the close of business on April 21, 2014, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC ("AST"), then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted. If, at the close of business on April 21, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        You are voting on whether to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution attached as Appendix A to this proxy statement. Additionally, stockholders may be asked to vote in favor of adjourning the Annual Meeting to another date, time or place, if deemed necessary or appropriate in the judgment of our Board of Directors, for the purpose of soliciting additional proxies to vote in favor of the proposed dissolution and liquidation of the Company pursuant to the Plan of Dissolution. In addition, you will be asked to elect the five directors of the Company, to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014 and to approve a non-binding, advisory resolution to approve executive compensation. Any other matter that is properly presented at the meeting will also be voted upon at that time.

How do I vote?

        Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, AST, or you have stock certificates registered in your name, you may vote:

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  By Internet or by telephone.  Follow the instructions included in the proxy card to vote by Internet or telephone.

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  By mail.  You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board of Directors as noted below.

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  In person at the meeting.  If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 P.M. Eastern Time on the day before the date of the Annual Meeting.

        If your shares are held in "street name," you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the meeting, you must contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the meeting in order to vote.

        If you vote using one of the methods described above, you will be designating each of Christopher J. Kearns and Patricia Arciero-Craig as your proxy to vote your shares as you instruct.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of our common stock you own as of April 21, 2014.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, FOR the Meeting Adjournment Proposal, FOR the election of each of the five directors, FOR the ratification of selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014 and FOR the non-binding, advisory resolution to approve executive compensation. If any other matter is properly presented at the meeting, your proxy holder (one of the Company representatives named on your proxy card) will vote your shares using his or her discretion.

Who is paying for this proxy solicitation?

        The Company will pay the entire cost of soliciting proxies. In addition to these mailed proxy materials, the Company's directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The distribution and solicitation of proxy materials will also be supplemented through the services of Georgeson Inc., a proxy solicitation firm. Georgeson Inc. will receive a customary fee, which we estimate will be approximately $20,000. In addition, Georgeson may receive certain other fees for related services, will be reimbursed for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

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  by re-voting by Internet or by telephone as instructed above;

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  if you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy card and submitting it as instructed above;

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  by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

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  by attending the Annual Meeting and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

        Your most current vote, whether by telephone, Internet, proxy card or at the meeting, is the one that will be counted.

What are broker non-votes?

        Broker non-votes occur when nominees, such as brokers and banks, holding shares on behalf of "street name" owners do not receive voting instructions from those owners regarding a matter and do not have discretionary authority to vote on the matter under applicable stock exchange rules. With respect to all matters other than the ratification of auditors, nominees cannot vote unless they receive instructions from the "street name" owner. If instructions have not been given with respect to such shares on a proposal, we refer to such shares below as "unvoted" on such proposal.

How many shares must be present to conduct business at the Annual Meeting?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares entitled to vote as of the record date are represented by stockholders present at the meeting or by proxy. On April 21, 2014, the record date, there were 6,184,056 shares outstanding and entitled to vote. As a result, 3,092,029 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

        Your shares will be counted towards a quorum if you submit a valid proxy card or vote by internet or telephone or at the meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting can adjourn the meeting to another date.

What vote is required to approve each proposal, and how are votes counted?

Proposal 1: Dissolution and Liquidation of the Company	The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. Banks and brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Broker non-votes and abstentions on this proposal will have the same effect as a vote against this proposal.

Proposal 2: Meeting Adjournment Proposal	For Proposal 2 to be approved, it must receive the affirmative vote of the holders of a majority of the votes cast on the proposal at the meeting by the holders of shares entitled to vote thereon. Banks and brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Broker non-votes and abstentions on this proposal will have no effect on this proposal.
Proposal 3: Election of Directors
For the election of directors, only nominees receiving the affirmative vote of a majority of the shares entitled to vote at the meeting and that are present in person or represented by proxy (but excluding, for purposes of determining the number of shares present in person or represented by proxy, any shares that are not voted in the election of directors "for" any nominees), will be elected. Banks and brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Broker non-votes and abstentions on this proposal will have no effect on this proposal.
Proposal 4: Ratification of PricewaterhouseCoopers LLP
For Proposal 4 to be approved, it must receive the affirmative vote of the holders of a majority of the votes cast on the proposal at the meeting by the holders of shares entitled to vote thereon. Banks and brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Broker non-votes and abstentions on this proposal will have no effect on this proposal.
Proposal 5: Advisory Vote on Executive Compensation
For Proposal 5 to be approved, it must receive the affirmative vote of the holders of a majority of the votes cast on the proposal at the meeting by the holders of shares entitled to vote thereon. Banks and brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Broker non-votes and abstentions on this proposal will have no effect on this proposal.

Can I still sell my shares of Gleacher & Company, Inc. common stock on the NASDAQ Global Market?

        Our common stock is listed on the NASDAQ Global Market. If our stockholders approve the dissolution and liquidation and the Plan of Dissolution at the Annual Meeting, we expect that you would continue to be able to sell your shares on the NASDAQ Global Market until the close of business on the Final Record Date (that is, the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State), unless NASDAQ delists our shares prior to the Final Record Date. We do not expect our shares to remain listed on the NASDAQ Global Market subsequent to the Final Record Date.

Can I trade my shares if and when they are delisted from the NASDAQ Global Market?

        If NASDAQ delists our shares prior to the Final Record Date, then until the Final Record Date, you may be able to transfer your ownership interests through brokers (should an over-the-counter ("OTC") market develop for ownership interests in our shares) or in private transactions. However, an OTC market may not develop for our shares, and private sales could be logistically difficult, especially if you are not a holder of record.

        After the Final Record Date, your ability to transfer ownership interest in our shares will depend on whether you are a record holder (that is, your shares of stock are held directly in your name as shown on our list of stockholders maintained by our transfer agent) or a "beneficial owner," by which we mean persons who are not record holders but who hold ownership interests in our shares in book-entry form through the Depository Trust Company ("DTC") and other persons with ownership interests held in "street name" by a broker, banker or other nominee. We describe below the transferability of our common stock by record holders, on the one hand, and beneficial owners, on the other, after the Final Record Date.

  Record Holders of Shares

        We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock as of the close of business on the Final Record Date. Thereafter, record holders of shares of our common stock will generally not be permitted to assign or transfer their shares on our books except for assignments by will, intestate succession, or operation of law, or transfers otherwise permitted under applicable law. Should our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we intend to notify record holders of shares of our common stock of the anticipated filing date of the Certificate of Dissolution so that record holders who are also beneficial owners (that is, record holders other than those holding purely in a nominee capacity) can, if they so choose, seek to transfer record ownership (while retaining beneficial ownership) prior to the closing of our transfer books. See "Proposal 1: Approval of the Plan of Dissolution and Liquidation — Description of the Plan of Dissolution and Dissolution Process — Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts."

  Beneficial Owners

        While record holders of shares of our common stock will generally not be permitted to assign or transfer their shares following the filing of the Certificate of Dissolution, persons who hold ownership interests in our shares in book-entry form through DTC and other persons with ownership interests held in "street name" by a broker, bank or other nominee (that is, "beneficial owners") may be able to transfer beneficial ownership of their shares following the Final Record Date. However, such transfers of beneficial ownership could be made only if they do not necessitate a change in the record holder of shares of our common stock. See "Proposal 1 — Approval of the Dissolution and Liquidation — Description of the Plan of Dissolution and the Dissolution Process — Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts."

QUESTIONS AND ANSWERS CONCERNING THE PLAN OF DISSOLUTION

How does the Board of Directors recommend I vote on the proposal to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and the Meeting Adjournment Proposal?

        The Board of Directors recommends that you vote FOR the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and FOR the Meeting Adjournment Proposal.

Why is the Board of Directors recommending approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution?

        The Board of Directors and management, together with our external advisors, have devoted substantial time and effort to identifying and pursuing strategic opportunities to further enhance stockholder value or reduce risk. After considering at length, with the assistance of its financial, legal and other advisors, the opportunities available to us, our Board of Directors has determined that the dissolution and liquidation of the Company is advisable and in the best interests of the Company and our stockholders. See "Proposal 1: Approval of the Dissolution — Summary of the Plan of Dissolution and the

Dissolution Process" and "Proposal 1: Approval of the Dissolution — Reasons for the Plan of Dissolution."

What will happen if the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved?

        If the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved, we plan to file a Certificate of Dissolution with the Delaware Secretary of State no sooner than seven days, and likely no later than 45 days, thereafter, cease all of the Company's business activities except those related to winding up and liquidating the Company's business and to preserve the value of our assets, complete the liquidation of our remaining assets, satisfy or make provision for our remaining claims and obligations in accordance with Delaware law, and make distributions to our stockholders of available liquidation proceeds, if any. We expect this will be a multi-year process. We further expect that, if the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved, Messrs. Patterson and Cohen will resign prior to or in connection with the filing of our Certificate of Dissolution. Messrs. Hall, Lifton and Pechock are expected to remain as the sole members of our Board of Directors throughout the wind up and dissolution process. Our Board of Directors may continue to employ some or all of our existing officers, appoint new officers, hire employees and retain independent contractors and agents in connection with the wind up process and reconstitute in part or in whole as it deems appropriate. We may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and distribute the available liquidation proceeds, if any, to our stockholders, pursuant to the Plan of Dissolution, including an assignment for the benefit of creditors. We may also assign all of our assets, liabilities and obligations to a liquidating trust. Our Board of Directors may appoint one or more of its members, one or more of our officers or a third party to act as trustee or trustees of such liquidating trust. See "Proposal 1: Approval of the Dissolution — Description of the Plan of Dissolution and Dissolution Process — Liquidating Trust."

        Please note that, even if dissolution is approved by the Company's stockholders, the Board of Directors retains the right to consider other alternatives and abandon the dissolution and Plan of Dissolution, should a superior alternative arise before the effective time of the filing of the Certificate of Dissolution with the Delaware Secretary of State. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution."

When will stockholders receive liquidating distributions?

        We intend to make an initial liquidating distribution to stockholders of record as soon as practicable following the effective date of the filing of the Certificate of Dissolution. However, we are unable to predict the amount or timing of any additional liquidating distributions following the initial liquidating distribution. The timing and amount of any such additional liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the reserves, the amount to be paid in satisfaction of contingencies as well as our ability to convert our remaining non-cash assets to cash. Our Board of Directors intends to evaluate the Company's reserves and available cash on a quarterly or, as appropriate, other periodic basis and make such distributions as it deems appropriate. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution — We cannot assure you of the exact amount or timing of any additional liquidating distributions to our stockholders under the Plan of Dissolution, and any such distributions may be substantially less than the estimates set forth in this proxy statement."

What is the total amount of the payments, if any, that stockholders will receive?

        While we cannot predict with certainty the amount of any liquidating distributions to our stockholders, we currently expect to make an initial liquidating distribution to stockholders of approximately $20 million ($3.23 per share). However, the Board intends to continue to monitor the

Company's assets, liabilities and expenses and will not make a final decision regarding the size of the initial liquidating distribution until after the filing of the Certificate of Dissolution. For more detail on the various factors that could affect the ultimate size of the initial liquidating distribution, please see "Risk Factors — The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the estimates set forth in this proxy statement." The amount of this initial distribution reflects our current liquid assets offset in part by provisions, or reserves, for future operating costs and expenses associated with dissolution and liquidation. In addition, Delaware law requires that, in connection with a dissolution, our Board of Directors make reasonable provision for known and potential claims and obligations of the Company, including contingent and conditional contract claims and any claim against us that is the subject of a pending action, suit or proceeding to which we are a party , as well as making provision for claims that have not been made known to the Company but are likely to arise within 10 years of dissolution, and maintain those reserves until resolution of such matters, and similar legal requirements apply to our subsidiaries. The Board of Directors, in consultation with its advisors, has evaluated the liabilities, expenses, and known and unknown potential claims and obligations of the Company and its subsidiaries, as well as other matters, in order to estimate the amount that will be reserved and has determined to establish initial cash reserves of approximately $42.5 million ($6.87 per share).

        The Board of Directors currently believes that it will be able to make additional liquidating distributions of between $40 million and $70 million ($6.47 and $11.32 per share), for a total aggregate distribution to stockholders ranging between $60 million and $90 million ($9.70 and $14.55 per share). Anticipated additional liquidating distributions would be funded in part by the monetization of non-cash assets. In addition, the Board of Directors believes that the reserves required by applicable law exceed the ultimate amounts the Company and its subsidiaries will likely be required to pay creditors and other claimants, and that therefore there is a reasonable possibility that a portion of the reserves ultimately will be distributed to stockholders. The Board intends to evaluate the Company's reserves and available cash on a quarterly or, as appropriate, other periodic basis. Additional liquidating distributions, if any, will be made to the extent the required contingency reserves are released (assuming no new reserves are required to be established) and upon the Company's non-cash assets being monetized, which would likely span a multi-year period.

        The amount distributed to stockholders, both initially and in total, may vary substantially from the amounts we currently estimate based on many factors, including the resolution of outstanding known claims and obligations of the Company, the incurrence of unexpected or greater-than-expected losses with respect to contingent liabilities, the assertion of claims that are currently unknown to us, the ability to receive reasonable value when selling or otherwise monetizing our non-cash assets, including our investment in FATV, the need to dissolve and wind up each of our subsidiaries, recoveries, if any, on claims made against third parties for monetary damages, and costs incurred to wind up our business. Further, if additional amounts ultimately are determined to be necessary to satisfy or make provision for any of these obligations, stockholders may receive substantially less than the current estimates. Any liquidating distributions from us will be made to stockholders of record according to their respective holdings of common stock as reflected on our stock ledger. The record holders and number of shares of common stock held by such holders as reflected on the Company's stock ledger will be the holders and number of shares as of the Final Record Date, subject to any transfers subsequently reflected on our stock ledger by reason of assignments by will, intestate succession, or operation of law, or other transfers permitted under applicable law.

        In addition to the satisfaction of liabilities, we have spent and anticipate continuing to spend cash for the foreseeable future for a number of items, including, but not limited to, the following:

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  ongoing operating expenses, such as compensation, professional, legal, tax, consulting, accounting and lease expenses;

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  expenses incurred in connection with preparation for and (assuming stockholder approval) implementation of the dissolution and liquidation, including the continuing analysis and estimation of potential liabilities required to determine appropriate reserves and liquidating distributions; and

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  expenses incurred in connection with extending our directors' and officers' insurance coverage.

        Many of the factors influencing the amount of cash distributed to our stockholders in liquidating distributions currently cannot be quantified with certainty and are subject to change. The actual amounts of liquidating distributions, both initially and in total, may vary substantially from amounts currently estimated based on many factors, including the resolution of outstanding known claims and obligations of the Company and its subsidiaries, if we incur unexpected or greater-than-expected losses with respect to contingent liabilities, the assertion of claims that are currently unknown, the ability to receive reasonable value when selling or otherwise monetizing the assets of the Company and its subsidiaries, including monetizing our investment in FATV, the need to dissolve and wind up each of our subsidiaries, recoveries (if any) on claims made against third parties for monetary damages, and costs to complete the wind up of our business. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. You may receive substantially less than the amount we currently estimate or that you otherwise expect to receive. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution" below.

When do you expect the dissolution and winding up process to be completed?

        If the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved by our stockholders, we currently plan to file a Certificate of Dissolution no sooner than seven days, and likely no later than 45 days, thereafter. The precise timing of the filing of the Certificate of Dissolution will be determined by our Board of Directors. Additionally, pursuant to Delaware law, our corporate existence will continue for a period of at least three years following the effective date of the filing of the Certificate of Dissolution (subject to extension if authorized by a court), but we would not be permitted to carry on any business except that appropriate to wind up and liquidate our business and affairs. Delaware law requires that reasonable provision be made for contingent, conditional and unmatured contractual claims and claims asserted in pending litigation to which the Company is a party, as well as certain claims that have not yet been made known or arisen but that are likely to arise during the 10 years after dissolution. It is possible that in order to make provision for these types of claims and obligations, the Company or its subsidiaries will need to obtain a court order to extend the Company's corporate existence beyond three years following dissolution or establish a liquidating trust to provide for such claims; the winding up process, therefore, could extend beyond three years after dissolution, and it is difficult to estimate when it will be completed.

Do I need to send in my stock certificates to receive liquidating distributions?

        As a condition to the receipt of any distribution to the stockholders, we may, in our discretion, require stockholders to (i) surrender their certificates evidencing their shares of our common stock to us or (ii) furnish us with evidence satisfactory to us of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to us. If surrender of stock certificates will be required following the dissolution, we will send you written instructions regarding such surrender. Unless and until you are so instructed to do so, you should not send in your stock certificates. Any distributions otherwise payable by us to stockholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the law relating to unclaimed property).

What are the material United States federal income tax consequences of the dissolution and liquidation?

        Amounts received by stockholders pursuant to the Plan of Dissolution will first be applied against and reduce a stockholder's tax basis in his, her or its shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and any prior liquidating distributions received by a stockholder with respect to a share exceeds such stockholder's basis for that share. A loss will generally be recognized if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share, and such loss will only be recognized at the time that the final distribution from us has been received. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets, and will generally be long-term capital gain or loss if the stock has been held for more than one year. See "Proposal 1: Approval of the Dissolution — Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation."

        The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of each stockholder. We urge each stockholder to consult its own tax advisor regarding the federal income tax consequences of the Plan of Dissolution as well as the state, local and foreign tax consequences.

What will happen if the Plan of Dissolution is not approved?

        If the Plan of Dissolution is not approved by our stockholders, the dissolution and liquidation of the Company will not occur, and our Board of Directors and management will continue to explore other strategic alternatives. However, our management and Board of Directors have considered at length, with the assistance of legal and other advisors, potential strategic alternatives available to us and have determined that a liquidation is in the best interests of the Company and its stockholders. It is possible that the Company would seek voluntary dissolution at a later time and potentially with diminished assets.

Do I have appraisal rights?

        Under Delaware law, you do not have appraisal rights in connection with any of the proposals.

Who can help answer my questions?

        If you would like additional copies, without charge, of this proxy statement or if you have questions about the Plan of Dissolution or the transactions contemplated thereby, including the procedures for voting your shares, you should contact Georgeson Inc., who is assisting us in this matter, at 888-666-2580.

RISK FACTORS TO BE CONSIDERED BY STOCKHOLDERS IN
DECIDING WHETHER TO APPROVE THE DISSOLUTION

        There are many factors that our stockholders should consider when deciding whether to vote to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. Such factors include those risk factors set forth below. You should carefully consider the following risk factors, together with all of the other information included and incorporated by reference in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement.

The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the estimates set forth in this proxy statement.

        At present, we cannot determine with certainty the amount of our initial liquidating distribution to our stockholders. The amount of cash distributed to our stockholders in the initial liquidating distribution depends on, among other things, the amount of our liabilities, obligations and expenses and claims against us, and the amount of the reserves that we establish during the liquidation process. Our estimates of these amounts may be inaccurate. Factors that could impact our estimates include the following:

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  if we underestimate the amounts needed to satisfy or make provision for outstanding obligations, liabilities and claims during the liquidation process;

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  if unforeseen claims are asserted against us, requiring us to defend or resolve such claims or establish reasonable reserves before making distributions to our stockholders;

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  if a creditor or other third party seeks an injunction against the making of distributions to our stockholders on the basis that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations to the extent not previously reserved for; and

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  if the expenses we incur in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company, are more than we anticipate.

        In addition, most of the cash that we intend to use for liquidating distributions is currently held by our subsidiaries, and if our subsidiaries are delayed or otherwise restricted in distributing cash to us, our liquidating distributions would be adversely affected. In particular, a substantial amount of cash is held by our broker-dealer subsidiary Gleacher & Company Securities, Inc. (approximately $33.7 million at March 31, 2014). As a registered broker-dealer, Gleacher & Company Securities, Inc.'s ability to transfer funds freely is subject to certain regulatory and legal requirements. In particular, this subsidiary must provide notice to FINRA and the SEC two days prior to making distributions that exceed in the aggregate in any 30-day period, 30% of the broker-dealer's excess net capital. This requirement may hinder our ability to access funds from this subsidiary. Gleacher & Company Securities, Inc. applied to withdraw its registration as a broker-dealer on April 1, 2014. Withdrawal from registration becomes effective 60 days after the filing of the withdrawal form, unless the firm consents to a longer period or the SEC institutes a proceeding, delays or shortens the date of effectiveness, or otherwise imposes terms or conditions upon such withdrawal. If the broker-dealer's withdrawal is not granted on the timeline or under the terms we anticipate our initial liquidating distribution could be reduced or delayed.

        Due to these and other factors, the amount we initially distribute to our stockholders may be substantially less than the amount we currently estimate.

We cannot assure you of the exact amount or timing of any additional liquidating distributions to our stockholders under the Plan of Dissolution. Any such distributions may be substantially less than the estimates set forth in this proxy statement.

        The dissolution and liquidation process is subject to numerous uncertainties. There may be less capital remaining than initially anticipated for additional liquidating distributions to our stockholders following the initial liquidating distribution. The precise amount and timing of any additional liquidating distribution to our stockholders will depend on and could be delayed or diminished due to many factors, including, without limitation:

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  whether a creditor or other third party seeks an injunction against the making of distributions to our stockholders on the basis that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations to the extent not previously reserved for;

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  whether existing suits or proceedings to which the Company or its subsidiaries are parties take longer to be resolved than we currently anticipate and the results of such proceedings;

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  whether we become a party to additional lawsuits or other claims asserted by or against us, including any claims or litigation arising in connection with our decision to liquidate and dissolve;

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  whether, when and to what extent we receive cash or other distributable value in respect of our investment in FATV;

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  whether we are subject to future tax or other examinations or incur material tax or other liabilities, such as adjustments, penalties, interest and other amounts;

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  whether we are unable to resolve claims with creditors or other third parties, or if such resolutions take longer than expected; or

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  whether the expenses we incur in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Company are more than we anticipate.

        As is the case with the initial liquidating distribution, any additional liquidating distributions may be substantially less than the estimates set forth in this proxy statement.

        In addition, under the DGCL, claims and demands may be asserted against us at any time following the effective date of the filing of the Certificate of Dissolution. The Board expects to set aside cash reserves of $42.5 million ($6.87 per share) and may set aside additional amounts as reserves to satisfy or make provision for claims against and obligations of the Company that may arise following the effective date of the filing of the Certificate of Dissolution. As a result of these factors, we may retain for distribution at a later date some or all of the estimated amounts that we expect to distribute to stockholders.

We may not be able to receive reasonable value when selling or otherwise monetizing our assets, including our investment in FATV, and our stockholders may be unable to realize any value for these assets or receive any additional liquidating distributions related to such assets.

        The value that stockholders ultimately realize upon the liquidation of the Company is dependent in part on the monetization of certain non-cash assets, the most substantial of which is our investment in FATV. At December 31, 2013, we valued this investment at approximately $17.6 million. However, this investment is illiquid and not subject to rapid monetization. We expect that some or all of the assets in which FATV is invested will experience a "liquidity event" (i.e., there will be a disposition of the assets generating cash distributions to FATV's investors, including the Company). However, the timing of any such liquidity events is uncertain and outside the Company's control, and the value realized for any of the investment assets is similarly uncertain. In the event we instead attempt to sell this asset, we may not be able to find a buyer, and, if we do, any such buyer may not be willing to pay a purchase price equal to our current valuation of our FATV investment, especially insofar as the sale could be viewed as "distressed," given we would be selling in connection with the liquidation and dissolution of the Company. We may not realize cash or any other liquid asset from our investment in FATV in the near future, and the amounts we do realize, if any, may be far less than the value we ascribe to these assets now.

We could continue to incur claims and liabilities, and we will continue to incur expenses that will reduce the amount available for distribution.

        Claims, liabilities and expenses from operations, such as operating costs, salaries, directors' and officers' insurance, payroll and local taxes, legal, accounting and consulting fees and miscellaneous office expenses, will continue to be incurred as we continue to wind up. These expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to stockholders.

We may not be able to settle all of our liabilities to creditors, which may delay or reduce liquidating distributions to our stockholders.

        We have current and future liabilities to creditors. Our estimated distributions to stockholders takes into account all of our known liabilities and certain possible contingent claims and future obligations and our best estimate of the amount reasonably required to satisfy such contingent and future claims and obligations. As part of the wind up process, we will attempt to settle all liabilities with our creditors. We cannot assure you that unknown liabilities that we have not accounted for will not arise, that we will be able to settle all of our liabilities or that they can be settled for the amounts we have estimated for purposes of calculating the range of distributions to stockholders. If we are unable to reach an agreement with a creditor relating to a liability, that creditor may bring a lawsuit against us. Amounts required to settle liabilities or defend lawsuits in excess of the amounts estimated by us will reduce the amount of net proceeds available for distribution to stockholders.

Stockholders could be held liable to creditors, up to the amount actually distributed to such stockholder in dissolution.

        We will continue to exist for at least three years after our dissolution, or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of enabling us to continue to close our business, dispose of our property, resolve outstanding litigation, discharge our liabilities and distribute to our stockholders any remaining assets. Under applicable law, if the amount we reserve proves insufficient to satisfy all of our expenses and liabilities, each stockholder who receives a liquidating distribution could be held liable for payment to our creditors of such stockholder's pro rata share of amounts owed to creditors in excess of the reserves, up to the amount actually distributed to such stockholder in dissolution.

        This means that a stockholder could be required to return all liquidating distributions made to such stockholder and receive nothing from us under the dissolution and liquidation. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no guarantee that the reserves established by us will be adequate to cover all such expenses and liabilities.

If our stockholders do not approve the proposed dissolution of the Company, our resources will continue to diminish.

        If our stockholders do not approve the proposed dissolution of the Company or if the dissolution is abandoned by our board or otherwise not implemented, our board of directors will explore what, if any, strategic alternatives are available for our company. Possible alternatives include, among other things, reconsidering proposals previously considered and rejected, seeking voluntary dissolution at a later time and with potentially diminished assets or seeking bankruptcy protection (should our net assets decline precipitously for some unforeseen reason). There can be no assurance that any of these alternatives would result in greater stockholder value than the proposed dissolution and liquidation of the Company.

Moreover, any alternative we select may have unanticipated negative consequences, and we will face a number of risks, including:

  •
  We expect to continue incurring losses from our operations, and our net assets will continue to diminish as a result;

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  If stockholders do not approve the proposed dissolution of the Company, there can be no assurance that the holders of our common stock, including one or more of the holders of 5% or more of our common stock, will not sell their shares and thereby potentially impair our ability to utilize our net operating loss carryforwards by causing an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or the "Code"); and

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  We may continue to incur expenses associated with being a public reporting company, including ongoing SEC reporting obligations. These expenses would accelerate the depletion of our existing net assets.

Our Board of Directors may abandon, modify or delay implementation of the Plan of Dissolution even if approved by our stockholders.

        Even if our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board of Directors has reserved the right, at its discretion, to the extent permitted by Delaware law, to abandon or delay implementation of the Plan of Dissolution (including determining not to file or to delay filing the Certificate of Dissolution) if such action is determined to be in our best interests and in the best interests of our stockholders, in order, for example, to permit us to pursue new business opportunities or strategic transactions that are subsequently presented to the Board. Any such decision to abandon or delay implementation of the Plan of Dissolution (including determining not to file or to delay filing the Certificate of Dissolution) may result in the Company incurring additional operating costs and liabilities, which could reduce the amount available for distribution to our stockholders.

        Our Board of Directors also may modify or amend the Plan of Dissolution, notwithstanding stockholder approval of the Plan, if the Board of Directors determines that such action would be in the best interests of the Company and its stockholders. The Board of Directors will have authority under the Plan of Dissolution to make any such modification or amendment to the Plan of Dissolution without stockholder approval, but the Board of Directors may determine, in its sole discretion, to submit any modification or amendment to the stockholders for approval.

Further stockholder approval will not be required in connection with the implementation of the Plan of Dissolution, including for the sale or monetization of all or substantially all of our assets as contemplated in the Plan of Dissolution.

        The approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by our stockholders also will authorize, without further stockholder action, our Board of Directors to take such actions as it deems necessary, appropriate or desirable, in its absolute discretion, to implement the Plan of Dissolution and the transactions contemplated thereby. Accordingly, depending on the timing of a stockholder vote on the Plan of Dissolution, we may monetize, sell or otherwise dispose of our non-cash assets without further stockholder approval. As a result, our Board of Directors may authorize actions in implementing the Plan of Dissolution, including the terms and prices for the sale or other monetization of our remaining assets, with which our stockholders may not agree.

We intend to have our common stock delisted from the NASDAQ Global Market and to close our stock transfer books in connection with the dissolution of our Company, both of which would significantly and adversely affect transferability of interests in our common stock.

        We anticipate that trading in our common stock on the NASDAQ Global Market will cease at the close of business on the Final Record Date (that is, the effective date of the filing of the Certificate of

Dissolution with the Delaware Secretary of State). In addition, it is possible that the trading of our common stock on the NASDAQ Global Market will terminate before the Final Record Date if we are unable to meet NASDAQ's requirements for continued listing, which would adversely impact transferability of interests in our shares. We have limited control over our continued listing status, and NASDAQ may decide to delist us at any time.

        We intend to close our stock transfer books and discontinue recording transfers of our common stock at the time we file the Certificate of Dissolution. Thereafter, record holders of shares of our common stock will not be able to assign or otherwise transfer their shares, except for assignments by will, intestate succession or operation of law, or other transfers permitted under applicable law. As described more fully under "Proposal 1: Approval of the Dissolution—Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts," persons who hold ownership interests in our shares in book-entry form through DTC and other persons with ownership interests held in "street name" by a broker, bank or other nominee may be able to continue to make transfers of their ownership interests. Any such transfers could be made only if they do not necessitate a change in the record holder of shares of our common stock. In addition, following the anticipated delisting from the NASDAQ Global Market, these holders may have difficulty effecting any such transfers, since there can be no assurance that any trading market for such interests will develop or, if a market does develop, that it will afford significant liquidity.

We may apply for relief from certain reporting requirements under the Exchange Act, which may substantially reduce publicly-available information about the Company.

        Our common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. We anticipate that, if our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, in order to curtail expenses, we will, after the effective date of the filing of the Certificate of Dissolution, seek to terminate our registration under the Exchange Act. We may not, however, be eligible to do so. If we are not eligible to deregister, we may seek relief from the SEC from certain reporting requirements under the Exchange Act. However, the SEC may not grant any such relief, in which case we may be required to continue to bear the expense of complying with all applicable reporting requirements under the Exchange Act. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to stockholders.

If we decide to use a liquidating trust, interests of our stockholders in such a trust may not be transferable.

        As discussed above, shares of our common stock held by record holders generally will not be transferable following dissolution. In addition, if we were to establish a liquidating trust, the interests of our stockholders in such liquidating trust may not be transferable, which could adversely affect our stockholders' ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets.

If we decide to use a liquidating trust, the distribution of non-transferable interests could result in tax liability.

        As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests would result in tax liability to the interest holders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

Stockholders will lose the opportunity to capitalize on alternative transactions.

        Once we dissolve, our stockholders will lose the opportunity to participate in opportunities that may have arisen if we were to continue to pursue a strategic transaction. For example, as a public company with limited operations, we could be the target of a "reverse" acquisition, meaning the acquisition of a public company by a private company in order to bypass the costly and time consuming initial public offering process. If we implement our Plan of Dissolution, we will no longer be a potential target for a "reverse" acquisition of this type, and our stockholders will not receive any proceeds or interests that they would otherwise have received in such a transaction. It is possible that these opportunities could have proved to be more valuable than the liquidating distributions our stockholders would receive pursuant to the Plan of Dissolution. If an opportunity were to arise after the filing of the Certificate of Dissolution, but before the cessation of our corporate existence, our Board of Directors may, in its sole discretion, adopt a resolution recommending that the dissolution be revoked and directing that the question of the revocation of our dissolution be submitted to the stockholders for approval. There can be no assurance either that any such opportunity would arise after we are dissolved that would result in our Board of Directors making such a recommendation or that the stockholders would approve the revocation of our dissolution.

The members of our Board of Directors and our officers may have a potential conflict of interest in recommending approval of the Dissolution.

        Because of the compensation and benefits payable to members of our Board of Directors, as well as to our officers, acceleration of vesting of certain equity awards, an indemnification insurance policy purchased for the benefit of directors and officers and/or our continuing indemnification obligations to directors, our directors and officers may be deemed to have a potential conflict of interest in recommending approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. See "Proposal 1: Approval of the Dissolution — Interests of Directors and Executive Officers in Approval of the Dissolution."

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

        As a result of our dissolution and liquidation, for U.S. federal income tax purposes, our stockholders generally will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them, and (2) their tax basis for their shares of our common stock. Liquidating distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share.

        Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the Plan of Dissolution. See "Proposal 1: Approval of the Dissolution — Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation."

The tax treatment of any liquidating distributions may vary from stockholder to stockholder, and the discussions in this proxy statement regarding such tax treatment are general in nature. You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy for tax advice.

        We have not requested a ruling from the Internal Revenue Service with respect to the anticipated tax consequences of the Plan of Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in the proxy statement prove to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to our stockholders and us from the liquidation and distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder's individual circumstances.

PROPOSAL 1:

APPROVAL OF THE DISSOLUTION

General

        Our Board of Directors is presenting the dissolution and liquidation of the Company pursuant to the Plan of Dissolution for approval by our stockholders at the Annual Meeting. The dissolution and liquidation of the Company, as well as the Plan of Dissolution, was approved by the Board of Directors, subject to stockholder approval, on April 4, 2014. A copy of the Plan of Dissolution is attached as Appendix A to this proxy statement. Material features of the Plan of Dissolution are summarized below. We encourage you to read the Plan of Dissolution in its entirety.

 Summary of the Plan of Dissolution and the Dissolution Process

        If the stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we expect to file a Certificate of Dissolution with the Delaware Secretary of State no sooner than seven days, and likely no later than 45 days, thereafter. The precise timing of the filing of the Certificate of Dissolution will be determined by our Board of Directors. From and after such filing, we would remain in existence as a non-operating company for purposes of settling our affairs and closing our business, monetizing, disposing of and conveying our property, discharging our liabilities and distributing remaining assets to stockholders. After filing the Certificate of Dissolution, we anticipate undertaking the following activities:

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  paying or making reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to us;

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  making such provision as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party;

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  making such provision as we believe is reasonably likely to be sufficient to provide compensation for any claims that have not been made known to us or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after we file the Certificate of Dissolution;

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  establishing reserves for future operating expenses, including those relating to and pursuing and/or defending against claims;

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  making an initial liquidating distribution to our stockholders of record determined as of the Final Record Date;

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  terminating any of our remaining commercial agreements, relationships or outstanding obligations;

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  paying operating and liquidation expenses and satisfying any liabilities as they become due out of funds available in the reserves;

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  monitoring our investment in FATV in order to attempt to optimize value from this investment and any of our other remaining non-cash assets for cash or cash equivalents;

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  attempting to realize recoveries, if any, on claims made against third parties for monetary damages;

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  complying with SEC reporting requirements, as necessary;

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  distributing pro rata to our stockholders, or transferring to one or more escrow accounts or one or more liquidating trustees for the benefit of our stockholders under a liquidating trust, the remaining assets of the Company after payment or provision for payment of claims against and obligations of the Company, in exchange for the complete cancellation of all of the capital stock of the Company; and

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  completing tax filings.

        Delaware law provides that, following the approval of the dissolution by our stockholders, the Board of Directors may take such actions as it deems necessary in furtherance of the dissolution of the Company and the winding up of its operations and affairs.

        As of March 31, 2014, we had approximately $62.5 million in cash and cash equivalents. We currently expect to make an initial liquidating distribution to stockholders of approximately $20 million ($3.23 per share). However, the Board intends to continue to monitor the Company's assets, liabilities and expenses and will not make a final decision regarding the size of the initial liquidating distribution until after the filing of the Certificate of Dissolution. For more detail on the various factors that could affect the ultimate size of the initial liquidating distribution, please see "Risk Factors — The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the estimates set forth in this proxy statement." We expect to make this initial liquidating distribution to our stockholders of record as soon as practicable after the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State. The amount of this initial distribution reflects our current liquid assets offset in part by provisions, or reserves, for future operating costs and expenses associated with dissolution and liquidation. In addition, Delaware law requires that, in connection with the winding up of a corporation after dissolution, our Board of Directors make reasonable provision for known and potential claims and obligations of the Company, including claims subject to pending litigation and certain contingent and conditional contract claims, and maintain those reserves until resolution of such matters, and similar legal requirements apply to our subsidiaries. The Board of Directors, in consultation with its advisors, has evaluated the liabilities, expenses, and known potential claims and obligations of the Company and its subsidiaries, as well as other matters, in order to estimate the amount that will be reserved and has determined to establish initial cash reserves of $42.5 million ($6.87 per share).

        The Board of Directors currently believes that it will be able to make additional liquidating distributions of between $40 million and $70 million ($6.47 and $11.32 per share), for a total aggregate distribution to stockholders ranging between $60 million and $90 million ($9.70 and $14.55 per share). Anticipated additional liquidating distributions would be funded in part by the monetization of non-cash assets. In addition, the Board of Directors believes that the reserves required by applicable law exceed the ultimate amounts the Company and its subsidiaries will likely be required to pay creditors and other claimants, and that therefore there is a reasonable possibility that a portion of the reserves ultimately will be distributed to stockholders. The Board intends to evaluate the Company's reserves and available cash on a quarterly or, as appropriate, other periodic basis. Additional liquidating distributions, if any, will be made to the extent the required contingency reserves are released (assuming no new reserves are required to be established) and upon the Company's non-cash assets being monetized, which would likely span a multi-year period.

        The amount distributed to stockholders, both initially and in total, may vary substantially from the amounts we currently estimate based on many factors, including the resolution of outstanding known claims and obligations of the Company, the incurrence of unexpected or greater-than-expected losses with respect to contingent liabilities, the assertion of claims that are currently unknown to us, the ability to receive reasonable value when selling or otherwise monetizing our non-cash assets, including our investment in FATV, the need to dissolve and wind up each of our subsidiaries, recoveries, if any, on claims made against third parties for monetary damages, and costs incurred to wind up our business. Further, if additional amounts ultimately are determined to be necessary to satisfy or make provision for any of these obligations, stockholders may receive substantially less than the current estimates. Any liquidating distributions from us will be made to stockholders of record according to their holdings of common stock on the Company's stock ledger. The record holders and number of shares of common stock held by such holders as reflected on the Company's stock ledger will be the holders and number of shares, as of the Final Record Date, which we expect to be the date on which we close our stock transfer books, subject to any transfers subsequently reflected on our stock ledger by reason of assignments by will, intestate succession, or operation of law, or other transfers permitted under applicable law.

        In addition to the satisfaction of liabilities, we have spent and anticipate continuing to spend cash for the foreseeable future for a number of items, including, but not limited to, the following:

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  ongoing operating expenses, such as compensation, professional, legal, tax, consulting, accounting and lease expense;

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  expenses incurred in connection with preparation for and (assuming shareholder approval) implementation of the dissolution and liquidation, including the continuing analysis and estimation of potential liabilities required to determine appropriate reserves and the initial liquidating distribution; and

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  expenses incurred in connection with extending our directors' and officers' insurance coverage;

        We may, at any time, choose to implement the Plan of Dissolution through a liquidating trust, which, if adopted, would likely succeed to all of our assets, liabilities and obligations. Our Board of Directors may appoint one or more of its members, one or more of our officers, or a third party to act as trustee or trustees of such liquidating trust. If all of our assets are not distributed within three years after the date our dissolution, and a judicial extension of this deadline has not been sought or received, we may transfer our remaining assets to a liquidating trust at such time.

        During the liquidation of our assets, we expect to pay our officers, directors, employees and agents compensation for services rendered in connection with the implementation of the Plan of Dissolution. See "Interests of Directors and Executive Officers in Approval of the Plan of Dissolution." Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services.

Background of the Proposed Dissolution and Liquidation

        Historically, we have operated an investment banking business, predominately fixed-income sales and trading and financial advisory services, through three principal business units: Investment Banking, MBS & Rates and Credit Products. We also engaged in residential mortgage lending operations through ClearPoint Funding, Inc. until this business was discontinued, and the business sold to Homeward Residential, Inc., in February 2013.

        In the first half of 2012, the Company commenced a process designed to explore and evaluate potential strategic alternatives for the Company, including partnering with one or more equity investors, strategic acquisitions and divestitures, and a business combination involving the Company. As part of this process, the Company's Board of Directors appointed a Special Committee to direct the investigation and make recommendations to the Board. In the ensuing months, our management and financial advisors met with multiple third parties.

        During this period, directly or indirectly through the Company's advisors, the Company contacted or was contacted by numerous parties, resulting in approximately 13 signed non-disclosure agreements. Among the indications of interest to which the Company and its advisors devoted the most time and attention were those described in the following paragraph.

        The Company engaged in discussions with five firms in the investment banking and securities trading industries. Four of these proposals involved either the acquisition of the Company, a merger, or a "reverse merger" in which the other firm would be acquired by the Company. The Company also considered a joint venture with another investment banking firm in which selected operations of the two companies would be combined.

        In early 2013, the Company announced that, having considered a range of opportunities during its strategic review, the Board determined that the available opportunities were not in the best interests of the Company and its stockholders at the time.

        Shortly after this announcement, a large group of sales and trading professionals from our Credit Products segment left together to join another securities firm. As a result, revenues from this segment declined significantly. Uncertainties regarding the implications of our net losses and the departure of key revenue-generating personnel were aggravated by the absence of a strategic transaction, the prior departure of Mr. Eric Gleacher, our former chairman and other employee departures, resulting in further questions regarding the stability and strategic direction of the Company and adversely affecting relations with both our clients and our employees. A number of the Company's trading partners reduced or suspended trading activities with the Company, resulting in further significant declines in revenue. In order to address these issues and preserve stockholder value, the Company sought a strategic transaction with a third party to effect, for example, an acquisition of the Company or the sale of all or substantially all of its assets.

        In April 2013, in the face of continuing losses and the absence of a merger or other strategic transaction, the Company ceased its fixed-income trading businesses, leaving only investment banking with operating activities. In June, the Company also exited investment banking. The Company has had no meaningful revenue-producing operations since then.

        At our 2013 Annual Meeting of Stockholders, held in May, five individuals were elected to our Board, consisting of three then-current directors and two newcomers to the Board. Also, in connection with the Stockholders' Meeting, the four directors who had previously indicated they would not stand for reelection resigned from the Board.

        Soon after our 2013 Annual Meeting of Stockholders, our Board of Directors began a lengthy and intensive evaluation of potential strategic alternatives in order to preserve and maximize stockholder value. To assist in overseeing the Company's operations and to assist with the Board's ongoing evaluation, on May 31, 2013, we entered into an engagement agreement with Capstone and Christopher J. Kearns. In connection with this agreement, the Board appointed Mr. Kearns as the Chief Restructuring Officer and Chief Executive Officer. Mr. Kearns is an Executive Director of Capstone and a member of the firm. The strategic alternatives to be explored included:

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  pursuing a strategic transaction with a third party, such as a merger or sale of the Company;

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  reinvesting our liquid assets in favorable opportunities; and

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  dissolving the Company, winding down our remaining operations and distributing our net assets to our stockholders, after making appropriate reserves for liabilities and expenses.

        In August, to assist the Company in its evaluation of strategic alternatives, we engaged Blackstone Advisory Partners L.P. as our financial advisor ("Blackstone"). Blackstone worked together with Capstone and our senior management to contact third parties regarding a potential transaction.

        In October 2013, in recognition of the need to retain the executive officers, which the Board viewed as vital to our ongoing operations, the facilitation of the strategic evaluation described above and the eventual execution of the alternative chosen, the Company entered into key employee retention agreements with Patricia ArcieroCraig, our Secretary and General Counsel, and Bryan Edmiston, our Controller. These retention agreements superseded all prior agreements relating to matters covered in the retention agreements, including Ms. ArcieroCraig's and Mr. Edmiston's participation agreements under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012.

        For the remainder of 2013 and during 2014, Blackstone, Capstone and our senior management contacted or were contacted by numerous parties regarding a potential transaction. In connection with these activities, approximately 16 parties signed non-disclosure agreements. Most of these preliminary expressions of interest did not materialize into proposals for further consideration and none of these expressions of interest were considered by the Company to be firm offers. Among the proposals to which the Company and its advisors devoted the most time and attention were those described in the following paragraph.

        After analyzing various proposals, the Company and its advisors identified three proposals that it viewed as the most favorable for further consideration. One of these proposals involved investing the Company's assets in a portfolio of residential mortgage loans and ultimately converting it into a real estate investment company. This proposal contemplated an aggressive growth strategy financed through a series of assumed capital raises. The other two proposals involved, in one case, investing the Company's assets in portfolios of middle-market senior secured corporate debt and, in the other, senior and mezzanine corporate debt in the healthcare industry and in each case, then converting the Company into a business development company. The Company and its advisers engaged in discussions with all three of these parties regarding a variety of matters, including the potential transaction structures, from when they were first made in the latter part of 2013 into early 2014. In connection with these discussions, the Company engaged in due diligence with each of these three parties.

        From August 2013 through March 12, 2014, there were 13 meetings of the Board of Directors (by telephone or in person) during which the strategic process was discussed. During these meetings, the Company's management and representatives of Capstone (including Mr. Kearns), reviewed a range of potential distributions that would be available to the Company's stockholders pursuant to a plan of liquidation. In addition, management, Capstone and, in many cases Blackstone provided updates on the status of discussions with potential strategic counterparties. Following discussions with management and its advisors, the Board of Directors concluded that none of the three proposals offered a valuation for the Company that would adequately compensate the Company's stockholders for the risks inherent in remaining stockholders in the newly created company following the completion of a transaction as compared to the estimated value Company stockholders would be expected to receive in a liquidation. Such risks included the execution risk associated with bringing these transactions to closure, the ability to achieve a sufficient rate of return associated with the three proposals in relation to the execution risk inherent in a dissolution and liquidation of the Company, and the viability of the aggressive growth strategy required under the real estate investment company proposal. Following the Board's conclusion, the Company continued in its strategic review process.

        In addition, during this period, our Board of Directors also reviewed and discussed advice from management and its legal counsel on the process of dissolution and liquidation of the Company if the Board of Directors were to determine such course to be in the best interests of the Company and its stockholders. Also included in our Board of Directors' consideration of a potential voluntary dissolution and liquidation was a careful analysis of the Company's obligations pursuant to the DGCL. (This analysis was important because the DGCL requires that, before a dissolved corporation makes any liquidating distributions to its stockholders, it must pay or make provision for any known liabilities and must make reasonable provision for the payment of contingent, conditional, and unmatured contractual claims, claims that are asserted in pending litigation to which the corporation is a party, and certain unknown claims that are likely to arise in the future.)

        Our Board of Directors met twice in March 2014 to review the process the Company had undertaken in connection with its review of the Company's strategic alternatives and the results of that process. At a meeting held on March 7, management and Blackstone updated the Board on the status of the strategic process, including noting that a party that had previously expressed interest in a transaction (and not one of the three mentioned above) had expressed renewed interest in a strategic transaction with the Company. Blackstone representatives were requested to continue discussions with this third party. The third party did not respond to a contact by Blackstone with the third party's financial advisor.

        Also at this meeting, the Board discussed with management updated estimates prepared by management of the range of net assets that would be available for distribution to stockholders pursuant to a plan of liquidation, as well as the estimated reserves that would reasonably be required for continued operating expenses, claims in pending litigation to which the Company is a party and outstanding, contingent and unknown obligations. Representatives of Potter Anderson & Corroon LLP ("Potter Anderson") and Covington & Burling LLP ("Covington"), the Company's outside legal counsel, reviewed with the Board its fiduciary duties relating to the matters under consideration. Based on these considerations, our Board of Directors directed our senior management to proceed with preparations for the potential dissolution and liquidation of the Company. Accordingly, the Company's management, in consultation with its advisors, began to finalize its plans for a dissolution and liquidation of the Company to present to our Board of Directors for approval.

        At a meeting held on March 12, 2014, our Board of Directors met to consider whether to approve the liquidation and dissolution of the Company as well as to consider the other alternatives available to the Company. At this meeting, management updated the Board on the status of the strategic process. Representatives of Potter Anderson and Covington again reviewed the fiduciary duties of our Board of Directors and described the terms of the proposed plan of liquidation. At the meeting, management presented its analysis of the alternatives available to the Company, and our Board of Directors once again reviewed the financial aspects of a liquidation analysis prepared by management reflecting estimates of the Company's assets and potential liabilities, including the estimated range of net assets available for distribution to stockholders pursuant to a plan of liquidation after the reserve of amounts reasonably necessary to pay or provide for all known, unknown, and contingent claims and claims in pending litigation to which the Company is a party, noting that any additional liquidating distributions would be funded in part by the monetization of non-cash assets. Our Board of Directors, considering both risks and benefits, weighed liquidating the Company against the potential for an acquisition or other strategic transaction that would provide significant value to the Company's stockholders in excess of management's estimated liquidation value. The Board also discussed the fact that a public announcement of a proposed dissolution would not prevent, and might encourage, third parties to contact the Company regarding a strategic transaction. As a result of these considerations and other factors, our Board of Directors concluded that no strategic alternative that had been identified to date would yield any opportunities viewed by our Board as reasonably likely to provide greater realizable value, or a greater reduction in risk, to stockholders than the complete dissolution and liquidation of the Company and determined that it is advisable and in the best interests of the Company and our stockholders for the Company to dissolve, liquidate and distribute to stockholders our available assets.

        At a meeting on April 4, 2014, the Board of Directors confirmed its determination that it is advisable and in the best interests of the Company and our stockholders for the Company to dissolve, approved and declared advisable the dissolution and liquidation of the Company, approved and adopted the Plan of Dissolution and recommended approval of the Plan of Dissolution to our stockholders. At this meeting, the Board of Directors also discussed that the dissolution and liquidation of the Company pursuant to the Plan of Dissolution could be abandoned by our Board of Directors for any reason, including if a more attractive transaction became available to the Company, prior to the filing of the Certificate of Dissolution.

Reasons for Dissolution and Liquidation

        In arriving at its determination that dissolution is advisable and in our best interests and the best interests of our stockholders and is the preferred strategic option for the Company, our Board of Directors carefully considered the dissolution and winding up process under Delaware law, as well as other available strategic alternatives. As part of our evaluation process, our Board of Directors considered the risks and timing of each alternative available to the Company, as well as management's financial projections, and consulted with management, Capstone, and our legal advisors. In approving the Plan of Dissolution and the liquidation it entails, our Board of Directors considered the factors set out above as well as the following factors:

  •
  we have not had and are not expected to regain any meaningful revenue-producing operations since the discontinuance of operations in our Investment Banking, MBS & Rates and Credit Products divisions in mid-2013;

  •
  the fact that we have conducted a comprehensive evaluation to identify available strategic alternatives involving the Company as a whole, including a merger, reverse merger, asset sale, strategic partnership or other business combination transaction, and have identified no alternative transactions that at that time yielded any opportunities viewed by the Board as reasonably likely to provide a greater realizable value, or a greater reduction in risk, to stockholders than the complete dissolution and liquidation of the Company;

  •
  the expenses associated with being a small publicly-traded company with no significant source of revenues;

  •
  the anticipated timing of the distribution of cash to our stockholders in a dissolution compared to other potential transactions;

  •
  the terms and conditions of the Plan of Dissolution, including the provisions that permit our Board of Directors to abandon the dissolution prior to the effective time of the dissolution if it determines that, in light of new proposals presented or changes in circumstances, dissolution and liquidation are no longer advisable and in our best interests and the best interests of our stockholders;

  •
  the fact that Delaware corporate law requires that the dissolution of a corporation be approved by the affirmative vote of holders of a majority of the outstanding shares of our common stock entitled to vote, which ensures that our Board of Directors will not be taking actions of which a majority of our stockholders disapprove; and

  •
  the fact that approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by our stockholders authorizes our Board of Directors and officers to implement the Plan of Dissolution without further stockholder approval.

        Our Board of Directors also considered negative factors in arriving at its conclusion that dissolving and liquidating the Company is in our best interests and the best interests of our stockholders, including, among others:

  •
  the uncertainty of the timing, nature and amount of any liquidating distributions to stockholders;

  •
  the possibility that liquidation would not yield distributions to stockholders in excess of the amount that stockholders could have received upon a sale or other transaction involving the Company or a sale of shares on the open market;

  •
  the risks associated with the monetization or sale of our remaining non-cash assets (especially FATV) as part of the Plan of Dissolution;

  •
  the possibility that the price of our common stock might have increased in the future to a price greater than the current price or the value of the assets distributed in liquidation;

  •
  the fact that stockholders are not entitled to assert appraisal rights in connection with dissolution of the Company under the DGCL;

  •
  the risk that, under Delaware law, in the event we fail to create adequate reserves for payment of our expenses and liabilities, or should such reserves and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, our stockholders may be required to return to creditors some or all of the liquidation distributions; and

  •
  the fact that, if the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved by our stockholders, record holders of shares of our common stock would generally not be permitted to transfer shares of our common stock after the effective date of our filing of the Certificate of Dissolution with the Delaware Secretary of State.

        Our Board of Directors also considered the other factors described in the section entitled "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution" in this proxy statement and in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 in deciding to approve, and recommend that our stockholders approve, the Plan of Dissolution.

        In view of the variety of factors considered in connection with its evaluation of the Plan of Dissolution, our Board of Directors did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors.

        The Board of Directors believes that it is in our best interests and the best interests of our stockholders to distribute to the stockholders our net assets pursuant to the Plan of Dissolution. If our stockholders do not approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board of Directors will explore what, if any, alternatives are available, in light of our limited business activities and the possible difficulty in rehiring employees and recommencing operations. Possible alternatives include selling all of our stock or assets, changing our business focus, continuing our efforts to identify a merger partner or a reverse merger partner, or seeking voluntary dissolution at a later time and potentially with diminished assets. At this time, our Board of Directors has considered all of these options and has determined that it is in our best interests and in the best interests of our stockholders to dissolve the Company and return the cash to our stockholders. The Board of Directors, however, retains the right to consider other alternatives and abandon the dissolution and the Plan of Dissolution prior to the effective time of the dissolution should a superior alternative arise before the effective time of the filing of the Certificate of Dissolution with the Delaware Secretary of State. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution."

Dissolution under Delaware Law

        Section 275 of the DGCL provides that a corporation may dissolve upon the approval of a corporation's board of directors followed by a majority vote of its stockholders, or by unanimous stockholder consent. Following such approval, the dissolution is effected by filing a Certificate of Dissolution with the Delaware Secretary of State. The corporation is dissolved upon the effective date of its Certificate of Dissolution. As a holding company, we plan to effect the dissolution of not just the Company but also ultimately of all of our subsidiaries. To maximize distributions to our stockholders, not all dissolutions will necessarily occur at the same time.

        Section 278 of the DGCL provides that once a corporation is dissolved, it continues its corporate existence for at least three years, but may not carry on any business except that appropriate to wind up and liquidate its business and affairs.

        The process of winding up includes:

  •
  the settling and closing of any business;

  •
  the disposition and conveyance of any property,

  •
  the discharge of any liabilities, and making reasonable provision for contingent and conditional contract claims, claims that are subject to pending litigation involving the corporation, and certain claims that have not arisen or are unknown but are likely to arise or become known within 10 years after the date of dissolution;

  •
  the prosecution and defense of any lawsuits; and

  •
  the distribution of any remaining assets to stockholders.

        If any action, suit or proceeding is commenced by or against the corporation before or within the three-year winding up period (or any extension thereof granted by a court), the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

        The DGCL requires a dissolved corporation to comply with either of two alternative procedures for winding up and liquidating its assets. Those procedures are set forth in Sections 280 and 281 of the DGCL. Section 280 sets forth a complex, elective procedure that requires, among other things, notice to claimants and the possible commencement of proceedings in the Delaware Court of Chancery seeking a judicial determination of the appropriate provision to be made with respect to particular types of claims.

        Any dissolved Delaware corporation that does not elect to wind up pursuant to the judicially-supervised procedure set forth in Section 280 must comply with the "extrajudicial" procedure set forth in Section 281(b). Pursuant to Section 281(b), a dissolved corporation (or a successor entity to the dissolved corporation) is required, prior to the expiration of the statutory winding up period set forth in Section 278, to adopt a "plan of distribution" pursuant to which the dissolved corporation:

  •
  shall pay or make reasonable provision to pay all uncontested claims and obligations, including contingent, conditional, or unmatured contractual claims;

  •
  shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claim against the corporation that is the subject of a pending action, suit, or proceeding to which the corporation is a party; and

  •
  shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation, are likely to arise or become known within ten (10) years after the date of dissolution.

        The statute requires that the plan of distribution provide for the payment of any such claims in full and for any necessary provisions for payment to be made in full if there are sufficient assets. If there are not sufficient assets, the plan of distribution must provide that claims and obligations are to be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of available assets. Excess assets and/or funds, if any, may be distributed to stockholders.

        Our Board of Directors anticipates winding up the Company's affairs in accordance with the "extrajudicial" procedures set forth in Section 281(b) of the DGCL. Nevertheless, our Board of Directors reserves the right to choose, at any time after the effectiveness of the Dissolution, to utilize the more complex, judicially supervised procedures for winding up its affairs.

Description of the Plan of Dissolution and the Dissolution Process

        This section of the proxy statement describes material aspects of the proposed Plan of Dissolution. While we believe that the description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Plan of Dissolution attached as Appendix A to this proxy statement, and the other documents delivered with this proxy statement for a more complete understanding of the Plan of Dissolution.

Approval of the Dissolution

        To become effective, the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution must be approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. The approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by the requisite vote of the holders of our common stock will grant full and complete authority to our Board of Directors and officers, without further stockholder action, to proceed with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution in accordance with any applicable provision of the Delaware law, including the authority to monetize or otherwise dispose of all of our remaining non-cash assets.

Dissolution and Liquidation

        The Plan of Dissolution contemplates that our Board of Directors may elect to comply with either the judicially supervised procedure for winding up the Company's affairs, set forth in Sections 280 and 281(a) of the General Corporation Law, or the "extrajudicial" procedure set forth in Section 281(b) of the General Corporation Law. Both of those procedures are described above. We currently anticipate that our Board of Directors will elect to comply with the "extrajudicial" procedure set forth in Section 281(b) of the DGCL, but the Plan of Dissolution reserves for our Board the right to elect to wind up the Company's affairs in accordance with any applicable provision of the DGCL, including Section 280.

        If the dissolution is approved by the requisite vote of our stockholders, our Board of Directors intends to take the steps set forth below as our Board of Directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of our creditors and our stockholders:

  •
  the filing of a Certificate of Dissolution with the Delaware Secretary of State;

  •
  the cessation of all of the Company's business activities except those relating to preserving the value of the Company's assets, winding up and liquidating the Company's business and affairs, including, but not limited to, prosecuting and defending suits by or against us;

  •
  the collection, sale, monetization or other disposition of all or substantially all of the Company's non-cash property and assets, including monetization of our investment in FATV, in one transaction or in several transactions;

  •
  the payment of or the making of reasonable provision to pay all claims and obligations, including all contingent, conditional or un-matured contractual claims known to us;

  •
  the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party;

  •
  the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claims that have not been made known to us or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of dissolution;

  •
  the collection or making of provision for the collection of accounts receivable, debts and other claims owing to the Company;

  •
  the setting aside of reserves consisting of cash and/or property to satisfy such claims and contingent obligations of the Company;

  •
  the payment of an initial liquidating distribution to our stockholders;

  •
  the withdrawal of the Company and its subsidiaries from any jurisdiction in which it is qualified to do business;

  •
  the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees for the benefit of our stockholders under a liquidating trust, of our remaining assets after payment or provision for payment of claims against and obligations of the Company;

  •
  the payment of compensation to and the indemnification of the Company's officers, directors, employees, agents and their representatives; and

  •
  the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

Winding up of Subsidiaries

        Pursuant to the Plan of Dissolution, our Board of Directors and the officers of the Company shall take all action as they determine to be necessary, advisable, or desirable to cause the dissolution, liquidation, and winding up of any and all subsidiaries of the Company (or the sale, exchange, or disposition of the Company's ownership interest in any such subsidiaries, whether by merger, sale of equity, or otherwise). Subject to the obligations of our subsidiaries, once dissolved, to pay or make provision for the payment of expenses, liabilities, claims, and obligations, all in accordance with the state law applicable to such subsidiaries, our Board of Directors and the officers of the Company shall take such actions as they determine to be necessary, advisable, or desirable to cause or arrange for liquidating distributions to the Company (or any intermediate subsidiary) to be made by any subsidiary that is dissolved. Each of our subsidiaries that is a Delaware corporation will need to determine whether, after its dissolution, it will wind up its affairs in accordance with the "extrajudicial" procedure under Section 281(b) of the DGCL or the judicially supervised procedure under Section 280 of the DGCL. It is possible that one or more of the Company's subsidiaries will elect the judicially supervised procedure, which could delay the receipt by the Company of any liquidating distributions from such subsidiary (which in turn could affect the timing or amount of liquidating distribution from the Company to our stockholders).

Liquidating Distributions; Amount; Timing

        It is our current intention to make an initial liquidating distribution to our stockholders of record as of the Final Record Date as soon as practicable following the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State. The DGCL requires that, prior to making an initial liquidating distribution, we pay or make provision to pay all of our liabilities and obligations, including contingent and conditional liabilities, claims that are subject to pending litigation involving the Company and certain claims that have not arisen or are unknown but that are likely to arise or become known in the future. In determining whether adequate provision is being made for any outstanding liabilities or wind up costs, the Board of Directors may consider a variety of factors. For example, in the case of outstanding disputed or contingent liabilities, considerations may include the estimated maximum amount of the claim and the likelihood that the claim will be resolved in the claimant's favor or that the contingency will occur. Further, our ability to make a liquidating distribution could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution.

        Uncertainties as to the amount of liabilities make it impossible to predict precisely the aggregate amount that will ultimately be available for distribution. We will continue to incur claims, liabilities and our other expenses (including operating costs, salaries, income taxes, payroll and local taxes, legal and accounting fees and miscellaneous office expenses) following the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. These claims, liabilities and other expenses will reduce the amount of cash and assets available for ultimate distribution to our stockholders.

        Based on the assumptions set forth below, among others, we estimate that the initial liquidating distribution to our stockholders will be approximately $20 million ($3.23 per share, based on 6,183,489 shares outstanding as of March 31, 2014). However, the Board intends to continue to monitor the Company's assets, liabilities and expenses and will not make a final decision regarding the size of the initial liquidating distribution until after the filing of the Certificate of Dissolution. For more detail on the various factors that could affect the ultimate size of the initial liquidating distribution, please see "Risk Factors — The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the estimates set forth in this proxy statement."

        The Board of Directors currently believes that it will be able to make additional liquidating distributions of between $40 million and $70 million ($6.47 and $11.32 per share), for a total aggregate distribution to stockholders ranging between $60 million and $90 million ($9.70 and $14.55 per share). Anticipated additional liquidating distributions would be funded in part by the monetization of non-cash assets. In addition, the Board of Directors believes that the reserves required by applicable law exceed the ultimate amounts the Company and its subsidiaries will likely be required to pay creditors and other claimants, and that therefore there is a reasonable possibility that a portion of the reserves ultimately will be distributed to stockholders. The Board intends to evaluate the Company's reserves and available cash on a quarterly or, as appropriate, other periodic basis. Additional liquidating distributions, if any, will be made to the extent the required contingency reserves are released (assuming no new reserves are required to be established) and upon the Company's non-cash assets being monetized, which would likely span a multi-year period.

        The estimated distributions are based on, among other things, the fact that, as of March 31, 2014, we had approximately $62.5 million in cash and cash equivalents. We currently estimate that we and our subsidiaries will reserve approximately $42.5 million, which will be used to pay all operating expenses incurred from April 1, 2014 to date and estimated operating expenses to be incurred throughout the dissolution and wind up process, which also includes reasonable provision for expenses of liquidation, claims in pending litigation to which the Company is a party and contingent and unknown liabilities as required by Delaware law. The actual amount of any initial liquidating distribution could be less than or more than the amount estimated above.

        Any one or more of these assumptions may prove to be wrong, which could reduce the amount available to distribute to our stockholders.

        The following table sets forth in summary the calculations giving rise to our estimate of the initial liquidating distribution. The following table is based upon, among other things, the assumptions set forth above and elsewhere in this proxy statement and estimates of certain liabilities. If our assumptions or estimates contained therein prove to be incorrect, our stockholders may ultimately receive substantially more or less than the amounts estimated here. We do not plan to resolicit stockholder approval for the dissolution and liquidation of the Company pursuant to the Plan of Dissolution even if the amount ultimately distributed to our stockholders changes significantly from the estimates set forth in this proxy statement.

Estimated Initial Liquidating Distribution to Stockholders
(in thousands, except for per share amounts)

Estimate
Cash and cash equivalents (including cash segregated) at March 31, 2014(1)	$62,466
Expenses and Cash Reserves (Estimated)
Cash operating expenses (excluding compensation), after March 31, 2014(2)	$(9,296)
Compensation(3)	$(3,664)
Reserves for claims and contingencies(4)	$(29,506)

Total	$(42,466)

Estimated cash to distribute to stockholders	$20,000

Assumed shares outstanding(5)	6,183
Estimated initial liquidating distribution per share	$3.23

(1)
Prior to collection of certain outstanding receivables which will be used to satisfy payment of accrued expenses and certain other liabilities reflected on the Consolidated Statement of Financial Condition at March 31, 2014.

(2)
Estimated cash operating expenses (excluding compensation and non-cash expenses) following March 31, 2014 for professional fees, public company related costs, facilities, insurance and other expenses to conduct our wind-up operations but exclusive of all other line items specifically allocated in the table above. The amount above includes approximately $0.5 million for payment of lease commitments which is accrued at March 31, 2014.

(3)
Estimated compensation costs including $2.6 million of payments to our Named Executive Officers (of which $1.4 million is accrued at March 31, 2014) pursuant to their retention agreements and other remaining employees involved in the dissolution and wind-up process.

(4)
DGCL 281(b) requires the Company to pay or make reasonable provision for the payment of all claims and obligations (including all contingent, conditional or unmatured contractual claims), claims that are subject to pending actions, suits or proceedings against the company and claims that have not arisen or been made known to the Company but are likely to arise or become known within 10 years of dissolution. The Company and its subsidiaries has set aside reserves associated with (i) ClearPoint, (ii) claims made by Thomas J. Hughes (our former Chief Executive Officer) and John Griff (our former Chief Operating Officer), (iii) potential tax exposures and (iv) general reserves for other potential claims.

(5)
Based on shares of common stock outstanding at March 31, 2014. At March 31, 2014, there were no outstanding options to purchase shares of our common stock at a price less than $17.40 per share, and a substantial majority of outstanding options have exercise prices at or above a price of $29.20 per share.

        The amount of cash ultimately distributed to our stockholders in the initial liquidating distribution depends on the accuracy of the assumptions and estimates set forth above and other factors. We have attempted to make reasonable estimates and assumptions, however, if any of such estimates or assumptions are inaccurate, the amount we initially distribute to our stockholders may be substantially less than the amount we currently estimate. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution — The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the amount we currently estimate as set forth in this proxy statement."

        Based on the foregoing, we currently estimate that the aggregate amount ultimately distributed to our stockholders will be in the range of approximately $60 million and $90 million ($9.70 and $14.55 per share), inclusive of the initial liquidating distribution. The foregoing estimates are not guarantees and they do not reflect the total range of possible outcomes. You may receive substantially less than the amount of liquidating distributions we currently estimate. We are unable to predict the precise amount or timing of any initial or subsequent liquidation distribution. The timing and amount of any subsequent liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the reserves, the amount to be paid in satisfaction of contingencies, our ability to convert our remaining non-cash assets to cash and the ultimate amount of proceeds realized upon the monetization of our remaining non-cash assets, including claims we have made or may in the future make against third parties and our investment in FATV. Although our Board of Directors has not established a firm timetable for the liquidating distributions, subject to contingencies inherent in winding up our business, the Board of Directors intends to make such distributions as promptly as practicable, subject to the requirements of Delaware law. See "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution — We cannot assure you of the exact amount or timing of any additional liquidating distributions to our stockholders under the Plan of Dissolution. Any such distributions may be substantially less than the estimates set forth in this proxy statement."

Final Record Date

        The Final Record Date will be the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State. We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock as of the close of business on the Final Record Date. Thereafter, record holders of shares of our common stock will not be able to assign or otherwise transfer their shares, except for assignments by will, intestate succession, or operation of law, or transfers otherwise permitted under applicable law. However, as described below under "— Description of the Plan of Dissolution and Dissolution Process — Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trust," persons who hold ownership interests in our shares in book-entry form through DTC and other persons with ownership interests held in "street name" by a broker, bank or other nominee may be able to continue to make transfers of their ownership interests. After the Final Record Date, in accordance with Delaware law, we will not issue any new shares of our common stock or any new stock certificates, other than replacement certificates. Should our stockholders vote to approve dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board has determined to accelerate, immediately prior to filing the Certificate of Dissolution, the vesting of all outstanding restricted stock awards (representing 6,854 shares in the aggregate). In light of this, the Board intends to notify all holders of outstanding options as soon as practicable following stockholder approval (if such approval occurs) of the Final Record Date to provide them the opportunity to exercise their equity awards. At the conclusion of this period, the Board has determined to cancel all unexercised outstanding options immediately prior to filing the Certificate of Dissolution. See "— Description of the Plan of Dissolution and Dissolution Process — Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts."

        All liquidating distributions from us or a liquidating trust on or after the Final Record Date, if any, will be made to stockholders of record according to their holdings of common stock on the Company's stock ledger. The record holders and number of shares of common stock held by such holders reflected on the Company's stock ledger will be the holders and number of shares as of the close of business on the Final Record Date, subject to any transfers subsequently reflected on our stock ledger by reason of assignments by will, intestate succession, or operation of law, or other transfers permitted under applicable law. Subsequent to the Final Record Date, we may at our election require stockholders to surrender certificates representing their shares of common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by us or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder's certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Sale of Our Remaining Assets

        The Plan of Dissolution contemplates attempting to monetize, sell or otherwise dispose of our remaining non-cash assets at such time as the Board of Directors may, in its sole discretion, deem to be expedient and to maximize value. The Plan of Dissolution does not specify the manner in which we may monetize, sell or otherwise dispose of our non-cash assets. The monetization plan associated with our non-cash assets will be made on such terms as are approved by the Board of Directors in its sole discretion.

        Our investment in FATV represents our most significant single non-cash asset. The FATV fund in which we have an investment is itself invested in six portfolio private companies. We expect that some or all of these portfolio companies will experience a "liquidity event" (i.e., there will be a disposition generating cash distributions to FATV's investors, including the Company). However, the timing of any such liquidity events is uncertain and outside of the Company's control, and the value realized for any of the investment assets is similarly uncertain. Based on information available to us, one of FATV's portfolio companies, representing a material portion of FATV's aggregate carrying value of our investment at December 31, 2013, is actively engaged in a sale process. If consummated, this process could culminate in a liquidity event and a cash distribution to FATV's investors, including us. However, this sale process is at an early stage, and we do not know (and can therefore make no assurances regarding) the likelihood, timing or valuation terms of a sale. To our knowledge, none of the other FATV portfolio companies are currently actively engaged in a process intended to culminate in a near term liquidity event.

        We do not anticipate that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sale of assets or other actions in connection with the liquidation that are approved by the Board of Directors pursuant to the Plan of Dissolution. However, if, prior to the dissolution, the Company receives an offer for a transaction that, in the view of the Board, would be expected to provide superior value to stockholders than the value of the currently estimated distributions, we may need to seek your approval to proceed with such a transaction. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement, monetization or sale, unless required by applicable law. For a discussion of risks involved with our investment in FATV, see "Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Dissolution — We may not be able to receive reasonable value when selling or otherwise monetizing our assets, including our investment in FATV, and our stockholders may be unable to realize any value for these assets or receive any additional liquidating distributions related to such assets."

Contingent Liabilities; Reserves

        Under the DGCL, we are required, in connection with our dissolution and liquidation, to pay or make reasonable provision for payment of all of our liabilities and obligations. Following the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by our stockholders, we intend to pay all known, non-contingent liabilities. We currently estimate that we and our subsidiaries together will reserve approximately $13.0 million ($2.10 per share) to pay operating expenses incurred from April 1, 2014 through completion of the dissolution and wind-up process. We also currently estimate that we will reserve approximately $29.5 million to make provision for claims that are subject to pending litigation and any unknown or contingent claims and obligations as required by Delaware law.

        The estimated amount of these reserves are based upon estimates and opinions of management and the Board of Directors and derived from consultations with outside experts and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated legal, accounting and consulting fees, estimated operating lease expenses, estimated payroll, other taxes payable and estimated miscellaneous expenses. There can be no assurance that these estimated amounts will be sufficient. If any of our estimates, including estimates relating to the costs of the liquidation process and of satisfying obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of these reserves. After the liabilities, expenses and obligations for which these reserves are established have been satisfied in full (or determined not to be owed), and assuming there has arisen no need to establish additional reserves, we will distribute to our stockholders any remaining portion of these reserves.

        Under the DGCL, in the event we fail to create adequate reserves for payment of our expenses and liabilities, or should such reserves and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors, out of the amounts theretofore received by such stockholder from us or from any liquidating trust or trusts, of such stockholder's pro rata share of such excess.

        If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserves and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Liquidating Trust

        If deemed necessary, appropriate or desirable by the Board of Directors for any reason, we may, from time to time, transfer any of our unsold assets and any portion of our reserves to one or more liquidating trusts established for the benefit of our stockholders, which property would thereafter be sold or distributed on terms approved by its trustee(s). Our Board of Directors may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution (for example, interests in intangibles) or where our Board of Directors determines that it would not be in the best interests of us, our creditors and our stockholders for such assets to be distributed directly to the stockholders at such time. If all of our assets are not sold or distributed prior to the third anniversary of the effectiveness of the dissolution, we would expect either to seek an extension of the three year winding up period from a Delaware court or to transfer in final distribution such remaining assets to a liquidating trust. Our Board of Directors may also elect in its discretion, as applicable, to transfer the reserves, if any, or any portion thereof, to such a liquidating trust.

        The purpose of a liquidating trust would be to distribute such property, or to sell such property on terms satisfactory to the liquidating trustee(s) and distribute the proceeds of such sale, after paying our liabilities, if any, assumed by the trust, to our stockholders, based on their proportionate ownership interest in the trust. Any liquidating trust acquiring all of our unsold assets will assume all of our liabilities and obligations and will be obligated to pay any of our expenses and liabilities that remain unsatisfied. If the reserves transferred to the liquidating trust are exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets.

        The Plan of Dissolution authorizes our Board of Directors to appoint one or more individuals, who may include persons who are also officers or directors of the Company, or entities to act as trustee or trustees of the liquidating trust or trusts and to cause us to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by our Board of Directors. It is anticipated that our Board of Directors will select such trustee or trustees on the basis of the experience of such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust or trusts and the ability of such individual or entity to serve the best interests of our creditors and our stockholders.

        The trust would be evidenced by a trust agreement between the Company and the trustees. Pursuant to the trust agreement, the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to our stockholders, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. It is anticipated that the interests would be evidenced only by the records of the trust, there would be no certificates or other tangible evidence of such interests and no holder of our common stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of our common stock in order to receive the interests.

Delisting and Lack of Market for Trading of the Common Stock and Interests in the Liquidating Trust or Trusts

        We expect that if our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution we will initiate the process to delist our common stock from the NASDAQ Global Market. We anticipate that we will request that trading in our common stock be suspended on the NASDAQ Global Market at the close of business on the Final Record Date or as soon thereafter as is reasonably practicable. However, we have limited control over our continued listing status, and NASDAQ may decide to delist us at any time. Moreover, we will close our stock transfer books and discontinue recording transfers and issuing stock certificates (other than replacement certificates) at that time.

        This means that while record holders of shares of our common stock will, in accordance with Delaware law, generally be prohibited from transferring record ownership of their shares following the close of business on the Final Record Date, persons who hold ownership interests in our shares in book-entry form through DTC and other persons with ownership interests held in "street name" by a broker, bank or other nominee may be able to continue to make transfers of their ownership interests. However, such transfers of beneficial ownership could be made only if they do not necessitate a change in the record holder of shares of our common stock. Should our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we intend to notify record holders of shares of our common stock of the anticipated filing date of the Certificate of Dissolution so that record holders who are also beneficial owners (that is, record holders other than those holding purely in a nominee capacity) can, if they so choose, seek to transfer record ownership (while retaining beneficial ownership) prior to the closing of our transfer books.

        We anticipate that interests in any liquidating trust or trusts would not be transferable, although no determination has yet been made. Such determination will be made by our Board of Directors and management prior to the transfer of unsold assets to the liquidating trust and will be based on, among other things, our Board of Directors' and management's estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws.

        Even if transferable, any such interests are not expected to be listed on a national securities exchange or quoted through NASDAQ, and the extent of any trading market therein cannot be predicted. After the Final Record Date (or perhaps sooner, if our common stock is delisted by NASDAQ prior thereto), securities brokers may make a market for interests in our common stock in the "over-the-counter" market. We cannot assure you that any such market will arise or, if one does arise, for how long it will be maintained or how actively interests in our common stock will trade. Consequently, even if you hold transferable interests in our common stock after the Final Record Date, we cannot assure you that you will be able to transfer such interests on a cost-effective basis or at all. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes (see "Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation"), the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.

Absence of Appraisal Rights

        Under the DGCL, our stockholders are not entitled to appraisal rights for their shares of common stock in connection with the transactions contemplated by the Plan of Dissolution.

Reporting Requirements

        If the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved, in order to curtail expenses, we will, after the effective date of the filing of the Certificate of Dissolution, seek to terminate our registration under the Exchange Act. We may not, however, be eligible to do so. If we are not eligible to deregister, we may seek relief from the SEC from certain reporting requirements under the Exchange Act. However, the SEC may not grant any such relief, in which case we would be required to continue to bear the expense of complying with all applicable reporting requirements under the Exchange Act. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to interest holders. See "Risk Factors to Be Considered by Stockholders in Deciding Whether to Approve the Dissolution — We may apply for relief from certain reporting requirements under the Exchange Act, which may substantially reduce publicly-available information about the Company."

Treatment of Equity Awards and Employee Stock Purchase Plan

        Should our stockholders vote to approve dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board has determined to accelerate, immediately prior to filing the Certificate of Dissolution, the vesting of all outstanding restricted stock awards (representing 6,854 shares in the aggregate). Under Delaware law, we will not be permitted to issue shares of our common stock following the filing of the Certificate of Dissolution. In light of this, the Board intends to notify all holders of outstanding options as soon as practicable following stockholder approval (if such approval occurs) of the time of filing of the Certificate of Dissolution to provide them the opportunity to exercise their equity awards. At the conclusion of this period, the Board has determined to cancel all unexercised outstanding options immediately prior to filing the Certificate of Dissolution. As of March 31, 2014, there were no outstanding options to purchase shares of our common stock at a price less than $17.40 per share, and a substantial majority of outstanding options have exercise prices at or above a price of $29.20 per share. See "Proposal 1: Approval of the Dissolution — Treatment of Equity Awards and Employee Stock Purchase Plan."

Authority of Officers and Directors

        We expect that, if the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved, Messrs. Patterson and Cohen will resign prior to or in connection with the filing of our Certificate of Dissolution. Messrs. Hall, Lifton and Pechock are expected to remain as the sole members of our Board of Directors throughout the dissolution and wind up process, subject to the Board's discretion to reconstitute.

        Our Board of Directors may continue to employ some or all of our existing officers, appoint new officers, hire employees and retain independent contractors and agents in connection with the wind up process, and is authorized to pay compensation to or otherwise compensate our directors, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution. Approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by the requisite vote of our stockholders will constitute approval by our stockholders of any such compensation.

        The approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution by our stockholders also will authorize, without further stockholder action, our Board of Directors to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that our Board of Directors deems necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

Professional Fees and Expenses Associated with the Plan of Dissolution

        It is specifically contemplated that we will obtain legal, tax and accounting advice and guidance from one or more law and accounting firms and tax advisors in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our Certificate of Incorporation and Bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Amendment, Modification or Revocation of Plan of Dissolution

        Once the dissolution of the Company becomes effective, it cannot be revoked without stockholder approval. In general, however, the Plan of Dissolution, as the blueprint for the liquidation of the Company following its dissolution, is subject to modification or amendment by the Board of Directors without stockholder approval, if the Board of Directors determines that such action would be in the best interests of the Company and its stockholders. Although the Board of Directors will have the authority under the Plan of Dissolution to make any such modification or amendment to the Plan of Dissolution without stockholder approval, the Board of Directors may determine, in its sole discretion, to submit any modification or amendment to the stockholders for approval. If for any reason our Board of Directors determines after the dissolution of the Company has become effective that revocation of the dissolution would be in the best interest of the Company and its stockholders, our Board of Directors may, in its sole discretion, at any time before the cessation of our corporate existence, adopt a resolution recommending that the dissolution be revoked and directing that the question of the revocation of our dissolution be submitted to the stockholders for approval. The Plan of Dissolution would be void upon the effective date of any such revocation.

Regulatory Approvals

        Except for the filing of the Certificate of Dissolution with the Delaware Secretary of State and compliance with the DGCL, federal and state securities laws and the Internal Revenue Code, no approvals under United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

Interests of Directors and Executive Officers in Approval of the Dissolution

        Members of our Board of Directors and our executive officers may have interests in the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Plan of Dissolution.

Stock Ownership & Equity Awards

        In connection with any liquidating distributions the members of our Board of Directors and our executive officers will be entitled to the same pro rata cash distributions as our stockholders based on their ownership of shares of our common stock, which is detailed below.

        Members of our Board of Directors and our executive officers own, as of February 28, 2014, an aggregate of 1,811,512 shares of our outstanding common stock, including 6,510 unvested shares underlying restricted stock awards pursuant to the Company's equity incentive plan. Should our stockholders vote to approve dissolution and liquidation of the Company pursuant to the Plan of Dissolution, our Board has determined to accelerate, immediately prior to filing the Certificate of Dissolution, the vesting of all outstanding restricted stock awards (representing 6,854 shares in the aggregate).

        The table below sets forth the shares of our common stock, including unvested shares underlying restricted stock awards held by each of member of our Board of Directors and our executive officers, as of February 28, 2014:

Name	No. of Shares of Outstanding Common Stock Owned
Christopher J. Kearns Chief Restructuring Officer and Chief Executive Officer	—
Patricia A. Arciero-Craig(1) General Counsel & Secretary	25,127
Bryan Edmiston(2) Controller	7,972
Mark R. Patterson Director	1,778,413	*
Marshall Cohen Director	—
Jaime Lifton Director	—
Keith B. Hall Director	—
Christopher R. Pechock Director	—

(1)
Includes 3,906 unvested shares underlying restricted stock awards.

(2)
Includes 2,604 unvested shares underlying restricted stock awards.

*
The indicated interest was reported on a Schedule 13D/A filed on May 2, 2013, with the SEC by MatlinPatterson FA Acquisition LLC on behalf of itself, MP II Preferred Partners L.P., MatlinPatterson PE Holdings LLC, MatlinPatterson LLC, MP Preferred Partners GP LLC, David J. Matlin, and Mark R. Patterson as beneficial owners of securities of the Company. Beneficial ownership of the shares held by MatlinPatterson FA Acquisition LLC — 1,778,413 (shares voting and shared dispositive power) was also reported for: MP II Preferred Partners L.P. — 1,778,413 (shared voting and shared dispositive power), MP Preferred Partners GP LLC — 1,778,413 (shared voting and shared dispositive power), MatlinPatterson PE Holdings LLC — 1,778,413 (shared voting and shared dispositive power), MatlinPatterson LLC — 1,778,413 (shared voting and shared dispositive power), David Matlin — 1,778,413 (shared voting and shared dispositive power), and Mark R. Patterson — 1,778,413 (shared voting and shared dispositive power).

Stock Options

        As of February 28, 2014, and with the exception of one director, Mr. Cohen, no members of our Board of Directors or our executive officers held options under the Company's equity incentive plans. Mr. Cohen holds vested options to purchase 22,855 shares of our Common Stock. However, because these outstanding options do not have an exercise price of less than the current market value of our Common Stock, we do not expect Mr. Cohen to exercise any of his outstanding options. Unless and until an option is exercised and payment of the applicable exercise price is made, option holders are not entitled to any cash distributions payable under the Plan of Dissolution with respect to their options. Under Delaware law, we will not be permitted to issue shares of our common stock following the filing of the Certificate of Dissolution. The Board has determined to cancel all unexercised outstanding options immediately prior to filing the Certificate of Dissolution.

Board Compensation

        Pursuant to our compensation policy for non-employee directors, non-employee directors of the Company have each been paid $100,000 in cash compensation for the period from the 2013 Annual Meeting until the date of the 2014 Annual Meeting. For the one-year period beginning immediately after the 2014 Annual Meeting, the Board currently intends to maintain this compensation structure and pay non-employee directors $100,000 in cash compensation. The Board intends to conduct periodic evaluations of non-employee director compensation and, based on the progress of the dissolution and liquidation process and/or other factors it may deem relevant and appropriate, may make adjustments.

        For additional information concerning the compensation of the members of our Board of Directors, see "Proposal 3: Election of Directors — Director Compensation."

Indemnification and Insurance

        In connection with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we will continue to indemnify our directors and officers to the maximum extent permitted in accordance with applicable law, our Certificate of Incorporation and Bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs. Our Board of Directors is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover such indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.

        As a result of these benefits, our directors and executive officers generally could be more likely to vote to approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, including the dissolution and liquidation of the Company contemplated thereby, than our other stockholders.

        Other than as set forth above, it is not currently anticipated that our dissolution and liquidation will result in any material benefit to any of our executive officers or to directors who participated in the vote to adopt the Plan of Dissolution.

Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation

        The following is a summary of certain material United States federal income tax consequences of the Plan Dissolution that are applicable to our stockholders. This discussion is included for general information purposes only and does not constitute, and is not, a tax opinion or tax advice to any particular stockholder. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder, judicial decisions, administrative rulings and other legal authorities, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") and no opinion of counsel will be requested concerning the United States federal income tax consequences of the Plan of Dissolution. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

        EACH COMPANY STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISORS TO DETERMINE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUCH STOCKHOLDER AS A RESULT OF THE PLAN OF DISSOLUTION, AND ANY FEDERAL NON-INCOME, STATE, LOCAL OR NON-UNITED STATES TAX CONSEQUENCES RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF THE DISSOLUTION.

        The following discussion does not address all of the United States federal income tax consequences that may be relevant to our stockholders, including Company stockholders who, in light of their particular circumstances, may be subject to special rules, including, without limitation, holders that are not "United States persons" (as defined in the Code), mutual funds, retirement plans, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, stockholders who hold their shares as part of a straddle, hedge or conversion transaction, and stockholders that hold shares through a partnership or other pass-through entity. Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their stock as capital assets within the meaning of Section 1221 of the Code. In addition, the discussion does not address any aspect of federal non-income, state, local or non-U.S. taxation that may be applicable to a particular stockholder.

Federal Income Taxation of our Stockholders

        Amounts received by stockholders pursuant to the dissolution and liquidation will be treated as full payment in exchange for their shares of our common stock. As a result of our dissolution and liquidation, a stockholder generally will recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder's tax basis in the shares of our common stock.

        Amounts received by stockholders pursuant to the Plan of Dissolution will first be applied against and reduce a stockholder's tax basis in his, her or its shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and any prior liquidating distributions received by a stockholder with respect to a share exceeds his or her tax basis for that share. If we make more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets, and will be long-term capital gain or loss if the stock has been held for more than one year.

        Although we currently do not intend to make distributions of property other than cash, in the event of a distribution of property, the stockholder's tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution.

        After the close of our taxable year, we will provide stockholders and the Internal Revenue Service with a statement of the amount of cash distributed to our stockholders and our best estimate as to the value of any property distributed to them during that year. There is no assurance that the Internal Revenue Service will not challenge our valuation of any property. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions of property other than cash to stockholders could result in tax liability to any given stockholder exceeding the amount of cash received, requiring the stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received.

        If a stockholder is required to satisfy any liability of ours not fully covered by our reserves (see "Description of the Plan of Dissolution and Dissolution Process — Contingent Liabilities; Reserves"), payments by stockholders in satisfaction of such liabilities would generally produce a capital loss in the year paid, which, in the hands of individual stockholders, could not be carried back to prior years to offset capital gains realized from liquidating distributions in those years.

Liquidating Trusts

        If we transfer assets to a liquidating trust or trusts, we intend to structure such trust or trusts so that stockholders will be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust or trusts, reduced by the amount of known liabilities assumed by the liquidating trust or trusts or to which the property transferred is subject. Assets transferred to a liquidating trust will cause the stockholder to be treated in the same manner for federal income tax purposes as if the stockholder had received a distribution directly from us at the time of the transfer. The liquidating trust or trusts themselves will not be subject to federal income tax. After formation of the liquidating trust or trusts, the stockholders must take into account for federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust or trusts, whether or not the liquidating trust makes any actual distributions. As a result of the transfer of property to the liquidating trust or trusts and the ongoing operations of the liquidating trust or trusts, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust or trusts with which to pay such tax.

Backup Withholding

        In order to avoid "backup withholding" of U.S. federal income tax on payments to our stockholders, each stockholder must, unless an exception applies, provide such stockholder's correct taxpayer identification number ("TIN") on IRS Form W-9 (or, if appropriate, another withholding form) and certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If a Company stockholder fails to provide the correct TIN or certification, payments received may be subject to backup withholding at the then prevailing rate. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may generally be obtained from the IRS, provided that the required information is properly furnished in a timely manner to the IRS.

        The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of the stockholder. We recommend that each stockholder consult his, her or its own tax advisor regarding the federal income tax consequences of the Plan of Dissolution as well as the state, local and foreign tax consequences.

 Accounting Treatment

        If our stockholders approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, we will change our basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, we will prepare a statement of net assets in liquidation, which will summarize the liquidation value per outstanding share of common stock and a statement of changes in net assets in liquidation, which will present the changes during the period in net assets available for distribution to investors and other claimants during the liquidation. Valuations presented in the statement will represent management's estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions.

        The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Required Vote

        The affirmative vote of the holders of a majority of our outstanding common stock entitled to vote is required for approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

Recommendation of our Board of Directors

        On March 12, 2014, the Board of Directors determined that the dissolution and liquidation was advisable and in the best interests of the Company and our stockholders. On April 4, 2014, our Board of Directors: (1) confirmed that the dissolution and liquidation of the Company, and the other transactions contemplated thereby, are advisable and in the best interests of us and our stockholders, (2) approved in all respects the dissolution and liquidation of the Company and the Plan of Dissolution and the other transactions contemplated thereby, and (3) recommended that our stockholders vote FOR the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

PROPOSAL 2:

APPROVAL OF ADJOURNMENT OF ANNUAL MEETING
TO SOLICIT ADDITIONAL PROXIES

General

        At the Annual Meeting, we may ask our stockholders to vote on a proposal to adjourn the Annual Meeting to another date, time or place, if necessary or appropriate in the discretion of the Board of Directors, for the purpose of soliciting additional proxies to vote in favor of Proposal 1 if there are not sufficient votes at the Annual Meeting to approve Proposal 1. Any adjournment of the Annual Meeting may be made without notice, other than by the announcement made at the Annual Meeting, if the proposal is approved by the affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting by the holders of shares entitled to vote thereon. However, if the adjournment is for more than 30 days from the date set for the original meeting, a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

        The approval of any adjournment of the Annual Meeting requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting by the holders of shares entitled to vote thereon.

Recommendation of our Board of Directors

        Our Board of Directors recommends that our stockholders vote FOR the approval of Proposal 2.

 PROPOSAL 3:

ELECTION OF DIRECTORS

General

        At the Annual Meeting, stockholders will elect members of the Board to hold office until the 2015 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until any such director's earlier death, resignation or removal. The Board of Directors has nominated all of the current directors for re-election to the Board. Each nominee listed below is currently a director of the Company. The size of the Board is presently set at five members. Five nominees will be elected at the Annual Meeting to be the five directors of the Company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine.

        Each person nominated for election has agreed to serve if elected and the Company has no reason to believe that any nominee will be unable to serve. However, if the dissolution and liquidation of the Company pursuant to the Plan of Dissolution is approved by stockholders, each of Messrs. Patterson and Cohen have each indicated that he expects to resign from our Board of Directors prior to or in connection with the filing of the Certificate of Dissolution. Each of Messrs. Hall, Lifton and Pechock are expected to remain on the Board throughout the dissolution and wind up process, subject to the Board's discretion to reconstitute.

Required Vote

        Only nominees receiving the affirmative vote of a majority of the shares entitled to vote at the meeting and that are present in person or represented by proxy (but excluding, for purposes of determining the number of shares present in person or represented by proxy, any shares that are not voted in the election of directors FOR any nominees), will be elected.

Recommendation of our Board of Directors

        Our Board of Directors recommends that our stockholders vote FOR each of the nominees listed below.

Nominees

        The names of the nominees in alphabetical order and certain information about them are set forth below:

Name of Nominee	Age	Position Held With the Company	Director Since
Marshall Cohen(1)	79	Director	2009
Keith B. Hall(1)	60	Director	2013
Jaime Lifton(1)(2)	54	Director	2013
Mark R. Patterson(2)	62	Director	2007
Christopher R. Pechock(2)	49	Director	2007

(1)
Member of the Audit Committee.

(2)
Member of the Executive Compensation Committee.

 Qualifications of Nominees

        Our Board has evaluated and recommended each of the five directors currently standing for election at the Annual Meeting. The following table highlights the specific experience, qualifications, attributes and skills of the director nominees that led to the conclusion that the nominee should serve as a director of the Company:

Nominee	Relevant Experience and Qualifications
Marshall Cohen	Mr. Cohen is counsel (retired) at Cassels, Brock & Blackwell LLP, Barristers and Solicitors, a full service law firm in Toronto, which he joined in 1996. Mr. Cohen was President and Chief Executive Officer of The Molson Companies Ltd. from 1988 through 1996. Prior to that, he was a senior official with the Government of Canada for 15 years, holding various appointments including Deputy Minister of Energy, Industry Trade & Commerce, and Finance.
Mr. Cohen holds a B.A. from the University of Toronto, a law degree from Osgoode Hall Law School and a Master's Degree in Law from York University.

Mr. Cohen serves on the board of directors of TD Ameritrade (since 2009) and as Chairman of the Audit Committee and a member of the Governance Committee of such board. He also serves on the board of directors of TriMas Corporation (since 2005) and as a member of each of the Audit Committee and Compensation Committee and as Chairman of the Governance Committee of such board. During the past five years, Mr. Cohen has also served on the boards of Toronto Dominion Bank, Barrick Gold Corporation, and American International Group, Inc. In addition, Mr. Cohen recently retired as Chairman of the Board of Governors of York University and is an honorary director or governor of a number of non-profit organizations, including the C.D. Howe Institute and Mount Sinai Hospital. Mr. Cohen is an Officer of the Order of Canada.

Mr. Cohen brings valuable legal, financial, operational, strategic and compliance-based expertise to our Board with his past experience as the chief executive officer of a large Canadian public company with international operations. Mr. Cohen's extensive knowledge and experience in management, governance and legal matters involving publicly-held companies brings additional management, governance and legal experience to the Company's Board. In addition, his independence and experience serving on boards of other public companies enhances our Board's ability to lead the Company.
Keith B. Hall
Mr. Hall has been an independent corporate director since 2004. Mr. Hall served as Executive Vice President and Chief Financial Officer for Education Dynamics, an internet lead-generation company serving the post-secondary education market, from April through November 2012. Education Dynamics is not a subsidiary, parent or affiliate of the Company. Mr. Hall's previous employment was at LendingTree, LLC where he served as Senior Vice President and Chief Financial Officer from 1999 to 2007. LendingTree was the fourth public company where Mr. Hall was Chief Financial Officer that was subsequently acquired.
Mr. Hall holds an MBA from Harvard Business School and a B.A in Business Administration and Economics from Coe College in Iowa.

Nominee	Relevant Experience and Qualifications
Mr. Hall serves on the boards of The Street, Inc. (since 2012) and Tectura, Inc. (since 2008), where he serves as Chairman of the Board. Mr. Hall has previously served on the boards of WhiteFence, Inc. (2011-2013), MTM Technologies, Inc. (2008-2012), Polymer Group, Inc. (2008-2011), Electronic Clearing House (2007-2008), NewRiver, Inc. (2004-2010), CoreLogic, Inc. (2008-2010) and Ikonisys, Inc. (2008-2009).

Mr. Hall brings over 30 years' experience in finance to our Board. He has served on the boards of various public and private companies, ranging from internet start-ups to large-cap, international firms. These decades of experience, including as a chief financial officer in the financial services industry, help to provide an informed and nuanced view on key strategic and financial matters. In addition, his independence and experience serving on boards of other public companies enhances our Board's ability to lead the Company.
Jaime Lifton
Mr. Lifton has been the Chief Executive Officer, co-founder and managing partner of Persephone Capital Partners LLC, a middle-market private equity firm, since 2012. Prior to that, he was Managing Director of JPMorgan Securities Fixed Income/Capital Markets Division, a leading financial services firm, from 1998 through 2012.
Mr. Lifton holds an MBA from Baruch College and a B.A. in Economics from SUNY at Stony Brook.

He currently serves as Chairman of Global Relief Technologies Inc. and Persephone Capital Partners where he has served since 2009 and 2012, respectively. Mr. Lifton served on the board of Safety Kleen, Inc. from 2006 through 2012, Renewable Biofuels, Inc. from 2010 to 2013 and Bally Total Fitness Holding Corporation from 2011 to 2012.

Mr. Lifton has over 25 years of experience in corporate finance, capital markets, private equity/distressed investing and corporate restructuring, bringing significant value to our Board. His past experience in senior leadership roles within the financial services industry provides substantial and pertinent experience to the Company's Board. In addition, his independence and experience serving on boards of other public companies enhances our Board's ability to lead the Company.
Mark R. Patterson
Mr. Patterson became a director of the Company in September 2007 following the completion of the Company's private placement. Mr. Patterson is, and has been, Chairman of MatlinPatterson Asset Management L.P. ("MAMLP") since its formation in 2010. The principal business of MAMLP is to organize, acquire and sponsor alternative investment managers that participate in credit strategies. In addition, from 2002 through 2012 he was Chairman of MatlinPatterson Global Advisers LLC ("MP Global Advisers"), which he co-founded. The principal business of MP Global Advisers is to serve as investment adviser to various investment funds controlled by Mr. Patterson and David J. Matlin. MAMLP and MP Global Advisers are affiliates of the Company. Mr. Patterson has over 40 years of financial markets experience, principally in merchant, investment and commercial banking, at Credit Suisse (where he was Vice Chairman from 2000 to 2002), Scully Brothers & Foss L.P., Salomon Brothers Inc., and Bankers Trust Company.

Nominee	Relevant Experience and Qualifications
Mr. Patterson holds degrees in law (BA, 1972) and economics (BA Honors, 1974) from South Africa's Stellenbosch University and an MBA (with distinction, 1986) from New York University's Stern School of Business.

Mr. Patterson also serves on the Dean's Executive Board of the NYU Stern School of Business. He previously served on the boards of Allied World Assurance in Bermuda, Flagstar Bancorp, Inc., NRG Energy, Inc., Compass Aerospace, Polymer Group, Inc. and Oxford Automotive, Inc.

Mr. Patterson has significant experience, expertise and background in the financial markets, including with respect to risk management, investment and strategic planning matters. With his financial markets experience and his experience as a member of the boards of other public companies, Mr. Patterson continues to provide key insight to the Company's Board of Directors. Furthermore, given Mr. Patterson's relationship with MatlinPatterson, the Board believes that his interests will be closely aligned to those of the Company's stockholders and he provides the Board with the perspective of a major stockholder.
Christopher R. Pechock
Mr. Pechock became a director of the Company in September 2007 following the completion of the Company's private placement. He has been a partner at MP Global Advisers since its inception in July 2002. Mr. Pechock has been active in the securities markets for over 18 years. Prior to July 2002, Mr. Pechock was a member of Credit Suisse's Distressed Group, which he joined in 1999. Before joining Credit Suisse, Mr. Pechock was a Portfolio Manager and Research Analyst at Turnberry Capital Management, L.P. (1997-1999), a Portfolio Manager at Eos Partners, L.P. (1996-1997), a Vice President and high yield analyst at PaineWebber Inc. (1993-1996) and an analyst in risk arbitrage at Wertheim Schroder & Co., Incorporated (1987-1991).
Mr. Pechock holds an MBA from Columbia University Graduate School of Business (1993) and a BA in Economics from the University of Pennsylvania (1987).

Mr. Pechock serves on the board of Myos Corporation and Oceanus LLC. He previously served on the boards of Renewable Biofuels Inc., COMSYS IT, Compass Aerospace, Goss International, Huntsman Corporation, XL Health Corporation, Leprechaun Holding Company LLC and FXI Holdings, Inc.

Mr. Pechock has brought to the Board his experience as a partner of MP Global Advisers and expertise in the securities markets and continues to provide key insight to the Company's Board. Furthermore, given Mr. Pechock's relationship with MatlinPatterson, the Board believes that his interests will be closely aligned to those of the Company's stockholders and he provides the Board with the perspective of a major stockholder.

 Executive Officers

        Executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors. Certain information regarding our executive officers is set forth below:

Name of Executive Officer	Age	Position Held With the Company
Christopher J. Kearns	57	Chief Restructuring Officer and Chief Executive Officer
Patricia Arciero-Craig	46	General Counsel & Secretary
Bryan Edmiston	38	Controller (principal financial officer)

        Christopher J. Kearns was appointed the Company's Chief Restructuring Officer and Chief Executive Officer in May 2013. He also serves as an Executive Director and is a member of Capstone Advisory Group, LLC, a leading restructuring and transaction advisory firm, since 2004. Prior to co-founding Capstone, Mr. Kearns was a Senior Managing Director at the Policano & Manzo legacy practice of FTI Consulting and a predecessor firm from 1991 to 2004. Mr. Kearns is an independent contractor and not an employee of the Company.

        Patricia A. Arciero-Craig joined the Company in 1997. She has been General Counsel and Secretary of the Company and the Company's broker-dealer subsidiary, Gleacher & Company Securities, Inc. since 2007. From 2003 to 2007, Ms. Arciero-Craig served as Deputy General Counsel of Gleacher & Company and, prior to 2003, she served as Associate General Counsel. Prior to joining Gleacher & Company in 1997, she was an attorney with the law firm of Harris Beach PLLC, where she practiced in the fields of commercial litigation, bankruptcy and restructuring. Ms. Arciero-Craig received a J.D. (cum laude) from Albany Law School of Union University and a Bachelor of Arts degree from Fairfield University. Ms. Arciero-Craig is a member of the Society of Corporate Secretaries and Governance Professionals.

        Bryan Edmiston joined the Company's broker-dealer subsidiary, Gleacher & Company Securities, Inc. in December 2009 as a Managing Director responsible for Accounting Policy and SEC Reporting. In July 2010, he also assumed the role of Controller of this subsidiary. On July 28, 2011, the Board of Directors of the Company appointed Mr. Edmiston Controller of the Company, such appointment effective as of August 15, 2011. Prior to joining the Company, Mr. Edmiston was a Senior Manager within the Banking & Capital Markets Assurance practice at PricewaterhouseCoopers LLP, where he worked from 1997 to 2009, servicing a number of clients in the financial services industry. Mr. Edmiston graduated from Pace University, earning a Bachelor of Business Administration in Accounting. He is a registered C.P.A. in the states of New York and New Jersey.

Director Compensation

        Prior to the 2013 Annual Meeting, the Company had historically compensated non-employee directors of the Company (a "Non-Employee Director") as follows:

  •
  annual retainer (all Non-Employee Directors): $50,000 each;

  •
  annual retainer (Audit and Executive Compensation Committee Chairs): $25,000 each;

  •
  annual retainer (Audit Committee members except Chair): $15,000 each; and

  •
  annual discretionary equity grant (all Non-Employee Directors): $50,000 each.

        In order to promote equity ownership by our directors, we had historically offered them the opportunity to take their compensation in equity awards, as follows:

  •
  Non-Employee Directors could elect to receive their annual retainers in cash, stock options or restricted stock; and

  •
  annual equity grants could, at each director's election, be made in stock options or restricted stock.

        Following the 2013 Annual Meeting, the Board altered the way in which non-employee directors would be compensated, opting for payment of a lump sum ($100,000 each) to cover the period from the 2013 Annual Meeting until the date of the 2014 Annual Meeting. For the one-year period beginning immediately after the 2014 Annual Meeting, the Board currently intends to maintain this compensation structure and pay non-employee directors $100,000 in cash compensation. The Board intends to conduct periodic evaluations of non-employee director compensation and, based on the progress of the dissolution and liquidation process and/or other factors it may deem relevant and appropriate, may make adjustments.

        The following table sets forth, for the fiscal year ended December 31, 2013, certain information regarding the compensation awarded to each Non-Employee Director in 2013. Messrs. Patterson and Pechock, affiliates of MatlinPatterson, one of our principal stockholders, did not receive compensation for their services as directors in 2013, but it is anticipated that Mr. Pechock will receive $100,000 in cash compensation for his service as a non-employee director for the one-year period beginning immediately following the 2014 Annual Meeting. This information is provided as required by the Securities and Exchange Commission.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Henry S. Bienen*	—	—	—	$43,500	$43,500
Marshall Cohen**	100,000	—	—	—	100,000
Robert A. Gerard*	—	—	—	30,000	30,000
Keith B. Hall**	100,000	—	—	—	100,000
Jaime Lifton**	100,000	—	—	—	100,000
Mark R. Patterson	—	—	—	—	—
Christopher R. Pechock	—	—	—	—	—
Bruce Rohde*	—	—	—	42,000	42,000
Robert S. Yingling*	—	—	—	67,000	67,000

*
Henry S. Bienen, Robert A. Gerard, Bruce Rohde and Robert S. Yingling served as directors on our Board until May 24, 2013. As such, the amounts reported in the table above for these individuals reflect payments for only part of the year.

**
Amounts paid to Marshall Cohen, Keith B. Hall and Jaime Lifton reflect payment for the period from the 2013 Annual Meeting until the date of the 2014 Annual Meeting

(1)
Amounts set forth in this column include compensation to members of the Special Committee for their services in 2013.

CORPORATE GOVERNANCE

General

Introduction

        Ultimate responsibility for management of the Company's business and affairs rests with the Board of Directors. Each director serves for a term of one year. The Board has two standing committees, the Audit Committee and the Executive Compensation Committee, and delegated specific governance responsibilities to them. The Board of Directors held 30 meetings during the Company's fiscal year ended December 31, 2013. The committees of the Board each held the number of meetings noted in the table below under the heading "Committees of the Board of Directors." During 2013, each incumbent director attended in excess of 86% of the aggregate number of meetings of the Board and meetings of the committees on which he serves. Directors are encouraged to attend each annual meeting of stockholders, and all of our current directors attended last year's meeting.

Voting

        Each director shall be elected by the affirmative vote of a majority of the shares entitled to vote at the meeting and that are present in person or represented by proxy (but excluding, for purposes of determining the number of shares present in person or represented by proxy, any shares that are not voted in the election of directors "FOR" any nominees). Any incumbent director who does not receive such affirmative vote shall immediately tender his or her resignation. The Board (excluding the incumbent director in question) shall consider each such resignation and shall decide whether to accept it.

Board Leadership Structure

        The Board seeks to achieve a leadership structure that most efficiently addresses the purpose and mission of the Company and facilitates the oversight of management's implementation of the Company's plans. The Board strives for a structure that:

  •
  facilitates the organized flow of information among directors as well as between the Board and management;

  •
  encourages active participation by all directors, including the voicing of diverse opinions on important Company subjects;

  •
  allows decisive decision-making and implementation; and

  •
  enables unambiguous directions to management to carry out Board decisions.

        The Company currently operates under a separate Chairman and Chief Executive Officer ("CEO") structure.

        Our Corporate Governance Guidelines provide that if the Chairman of the Board is an employee of the Company, the Board shall have a lead independent director, who will be elected by a majority of the independent directors of the Board. The lead independent director shall have the responsibilities designated by the independent directors. These have historically included:

  •
  chairing executive session meetings of the independent directors;

  •
  leading the Board's processes for selecting and evaluating the Chief Executive Officer;

  •
  presiding at all meetings of the Board at which the Chairperson of the Board is not present;

  •
  serving as a liaison between the Chairman and the independent director; and

  •
  approving meeting agendas and schedules and information sent to the Board.

        The Company does not have a fixed policy with respect to the separation of the roles of Chairman of the Board and CEO. In the past, the Company has operated under both the combined and separated Chairman/CEO structure. The Board believes that the optimal leadership structure in that regard will depend on the business needs of the Company at the time as well as the then-makeup of the Board of Directors. As a result, the Board believes that the Company's leadership structure is likely to change over time, and the Board intends to reassess and may modify the Company's leadership structure from time to time.

Director Independence

        Assuming the election of the directors recommended by the Board, our Board will be comprised of five independent directors. Currently, each of our Executive Compensation Committee and Audit Committee is composed entirely of independent directors.

        Two of our directors, Messrs. Patterson and Pechock, are affiliated with MatlinPatterson. As of February 28, 2014, MatlinPatterson controlled 28.76% of our common stock and was our largest stockholder. The Board has determined that each of Messrs. Patterson and Pechock qualify as independent directors.

Committees of the Board of Directors

        As described above, the Board of Directors currently has two standing committees: the Audit Committee and the Executive Compensation Committee, each of which operates under a written charter that has been approved by the Board. These charters, as well as our Corporate Governance Guidelines, are posted on our website at www.gleacher.com under the heading "Investor Relations — Corporate Governance." Each of our committees in 2013 was comprised entirely of "independent directors" as defined in the NASDAQ listing standards, and each director was independent within the meaning of Rule 10A-3 of the rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company's Corporate Governance Guidelines. In addition, the Board determined that all Audit Committee members in 2013 were financially literate in accordance with the NASDAQ listing standards. Messrs. Lifton and Hall were each qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act.

Committee Name	Members	Functions and Responsibilities of the Committee	Meetings in 2013

Audit	Keith B. Hall (Chair) Marshall Cohen Jaime Lifton	• Oversees the integrity of the Company's financial reporting process, including the financial reports and other financial information provided by the Company to its stockholders, any governmental or regulatory body and the public, or other uses thereof.	22
		• Assesses and, where necessary or desirable, provides for the improvement of the Company's systems of internal accounting and financial controls.
		• Provides for the annual audit of the Company's financial statements by its independent registered public accounting firm (the "Independent Auditor").
		• Evaluates the Independent Auditor's qualifications and independence.
		• Assesses and, where necessary or desirable, provides for the improvement of the Company's legal and regulatory compliance practices and policies;
		• Oversees the Company's management of market, credit, liquidity and other financial and operational risks.

•

Has the sole authority and responsibility to appoint, retain (subject to such stockholder ratification as the Company deems desirable), compensate, evaluate and, where appropriate, terminate the Independent Auditor.

•

Pre-approves all audit, audit-related, and non-audit services, if any, to be provided by the Independent Auditor and also prepares the Audit Committee report required by the rules of the SEC for inclusion in the Company's annual proxy statement. A description of the Audit Committee's procedures for the pre-approval of the audit and permitted non-audit services and the Audit Committee report can be found under the heading "Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm."

•

Oversees the investigation of any reports made under the Company's Procedures for Reporting Violations of Compliance Standards (the "Reporting Policy"). The full text of the Reporting Policy is available on our website at www.gleacher.com under the heading "Investor Relations — Corporate Governance."

Committee Name	Members	Functions and Responsibilities of the Committee	Meetings in 2013

Executive Compensation	Christopher R. Pechock (Chair) Jaime Lifton Mark R. Patterson	• Implements and reviews executive compensation plans, policies and programs to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interests of executive officers with the long-term interests of our stockholders.	9
		• Oversees generally any other material compensation arrangements applicable to key business employees who are not executive officers.
		• Develops and approves periodically general compensation policies and salary structures for our executive officers.
		• Reviews and approves base salaries, salary increases and incentive compensation for, and perquisites, if any, offered to, executive officers.
		• Reviews and approves all employment, retention and severance agreements for any executive officer.
		• Reviews and supervises cash-based, equity-based and other incentive compensation plans;
		• Reviews and supervises, in coordination with management, the overall compensation policies of the Company.

•

Prepares a report regarding the Compensation Discussion and Analysis included in our proxy statements or annual reports on Form 10-K as required by the rules and regulations of the SEC. The Executive Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate.

•

Has the authority to retain and terminate compensation consultants, legal counsel or other compensation adviser to assist in the evaluation of executive officer compensation, including sole authority to approve the consultants' fees and other retention terms. In making the decision to retain any compensation consultant, legal counsel or other compensation adviser, the Executive Compensation Committee shall take into consideration certain factors relating to the independence of any such adviser, as set forth in its charter. The Executive Compensation Committee also has authority to obtain advice and assistance from any officer or employee of the Company or any outside legal expert or other adviser. In 2013, the Executive Compensation Committee did not engage a compensation consultant to advise on compensation matters in respect of compensation earned in 2013.

Board Oversight of Risk Management

        Management is responsible for the day-to-day management of risk, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.

        The Audit Committee has been designated to take primary responsibility at the board level for overseeing risk management and is responsible for overseeing the Company's management of market, credit, liquidity and other financial and operational risks (including risks arising from employee compensation policies). In this capacity, the Audit Committee defines and prioritizes risks and evaluates the adequacy of the Company's policies and procedures designed to respond to and mitigate risks. The Audit Committee also oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements and discusses policies with respect to risk assessment and risk management. In this role, the Audit Committee receives reports from senior management and our Internal Audit and Legal departments on a periodic basis. The Audit Committee receives these reports and reports to the full Board.

        In addition, the Board, as a whole and through its committees, considers the risks within its areas of responsibilities. For example, the full Board is involved in any strategic, operational and reputational risks and exposures; major litigation and regulatory exposures and other matters that may present material risk to the Company's operations, plans, prospects or reputation, acquisitions and divestitures and senior management succession planning. The Board also assesses risks and exposures related to corporate governance, director succession planning, board organization, membership and structure. The Executive Compensation Committee is also involved in assessing the risks associated with executive compensation programs and arrangements, including our incentive plans and compensation practices and policies generally.

        Please see the discussion under the heading "Compensation Discussion and Analysis — Risk Assessment in Compensation Programs" below for more information.

Code of Business Conduct and Ethics

        We have a Code of Business Conduct and Ethics (the "Code") applicable to our employees and members of the Board. The Code is available on our website at www.gleacher.com. We intend to satisfy the disclosure requirements regarding any amendments or waivers to the Code by filing Current Reports on Form 8-K with the SEC.

Stockholder Communication with Directors

        Stockholders may send communications to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors at the following address: Gleacher & Company, Inc., 677 Broadway, 2nd Floor, Albany, NY 12207, Attn: Corporate Secretary. Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

Compensation Committee Interlocks and Insider Participation

        The Company has an Executive Compensation Committee responsible for approving the compensation of the Company's executive officers. Following the 2013 Annual Meeting of Stockholders, Messrs. Pechock, Lifton and Patterson served on the Executive Compensation Committee. None of our executive officers served as (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Executive Compensation Committee, (2) a director of another entity, one of whose executive officers served on our Executive Compensation Committee or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors. No member of our Executive Compensation Committee has ever been our employee. The issuance of options to members of our Executive Compensation Committee is discussed herein under the heading "Director Compensation."

Certain Relationships and Related Party Transactions

Related Party Transactions Policy

        Under the Company's Related Party Transactions Policy (the "Policy"), no Related Party shall engage in a Related Party Transaction (in each case, as such terms are defined below) unless the Company's Audit Committee shall have previously determined, in its good faith judgment, that such transaction is in, or is not inconsistent with, the best interests of the Company. If any members of the Audit Committee shall have a direct or indirect interest in such related party transaction, then such transaction may be effected only after receiving the approval of a majority of the independent members of the Company's Board of Directors having no interest in such transaction, based on such directors' good faith judgment that such transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. Under the Policy, "Related Parties" include:

  (1)
  any director or director nominee of the Company,

  (2)
  any executive officer (as defined in Rule 3b-7 of the rules promulgated by the SEC under the Exchange Act) of the Company,

  (3)
  any employee who is the head or in charge of a Company's subsidiary business unit,

  (4)
  any stockholder that, together with its affiliates, owns in excess of ten percent of any class of outstanding voting capital stock of the Company,

  (5)
  any person who is an immediate family member or spouse of an executive officer or director of the Company, or

  (6)
  any entity that is owned or controlled by someone listed in paragraph (1), (2), (3), (4) or (5) above, or an entity in which someone listed in paragraph (1), (2), (3), (4) or (5) above has a substantial ownership interest or control of such entity.

        A "Related Party Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its controlled subsidiaries is or will be a participant and in which any Related Party has or will have a direct or indirect interest, other than:

  •
  transactions available to all employees of the Company generally,

  •
  transactions involving less than $75,000 when aggregated with all similar transactions, or

  •
  transactions whereby the Related Party renders services to the Company in his or her capacity as an officer or director of the Company and is compensated for such services pursuant to approval of the Company's Board of Directors or an appropriate committee thereof.

        The Audit Committee may provide advance and standing approvals for types or classes of Related Party Transactions, subject to such conditions or qualifications as it may determine. Any such approval may be withdrawn at any time, but such withdrawal shall not affect the authorized status of prior Related Party Transactions affected under the standing approval prior to its withdrawal.

        Each of the referenced transactions below that require approval or ratification by the Audit Committee pursuant to the Policy has been so approved or ratified.

Related Party Transactions

  Capstone

        On May 31, 2013, the Board of Directors appointed Christopher J. Kearns of Capstone Advisory Group, LLC as the Company's Chief Restructuring Officer and Chief Executive Officer. The Company also entered into an agreement with Capstone and Mr. Kearns, pursuant to which Capstone was engaged to provide a number of services to the Company, including (i) evaluating and implementing, subject to the approval of the Company's Board of Directors, the chosen course of action to preserve asset value and maximize recoveries to stockholders under the circumstances; (ii) overseeing the operations of the Company through execution of the selected course of action; (iii) ascertaining personnel and potential funding required and taking key steps to effectuate the selected course of action; and (iv) soliciting and evaluating expressions of interest in certain assets of the Company and effectuating such sales where appropriate and practical under the circumstances. During the year ended December 31, 2013, the Company incurred approximately $2.2 million in connection with this agreement.

        The Company also entered into a sublease with Capstone which commenced on November 15, 2013 and initially provides for monthly base rental payments of approximately $12,000, based upon the Company's current space needs. This arrangement provides the Company with flexibility and at a cost that is below other market comparable alternatives. This sublease was evaluated by the Company's Audit Committee and approved on October 10, 2013, since this is a related-party transaction. The sublease continues on a month-to-month basis and provides the Company with the ability to reduce its occupied space upon not less than 30 days notice to Capstone. Any such reduction would reduce the monthly base rental payments based upon pre-determined rates.

  MatlinPatterson

        During the third quarter of 2013, the Company reimbursed MatlinPatterson for approximately $1.1 million for costs incurred in connection with the preparation, distribution and solicitation of their proxy materials associated with the Company's 2013 Annual Meeting of Stockholders. This request for reimbursement was evaluated by the Company's Audit Committee and approved on August 2, 2013. In doing so, the Audit Committee determined that under the circumstances: (i) the amount of reimbursement sought by MatlinPatterson was reasonably incurred; (ii) such amount was not disproportionate to, and was justified by, the benefit received by the Company and its stockholders as a result of MatlinPatterson's actions; and (iii) in its good faith judgment, reimbursement by the Company of the specific expenses would be in, or would not be inconsistent with, the best interests of the Company and its stockholders. In making such determinations, the Audit Committee considered, among other things, the fact that the Company's former Committee on Directors and Corporate Governance had made no nominations of its own, that four members of that committee had stated, and later confirmed, that such members would not stand for reelection when their respective terms of office expired at the 2013 Annual Meeting of Stockholders, and that a fifth incumbent director, the Company's then-Chief Executive Officer, had waived his right to be nominated for reelection to the Board.

PROPOSAL 4:

RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The Company is submitting the Audit Committee's selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements for many years. The Company expects that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Required Vote

        If a quorum is present and voting, the affirmative vote of the holders of a majority of the votes cast on the proposal at the meeting by the holders of shares entitled to vote thereon will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

        The Company's Bylaws do not require that the stockholders ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. However, the Company is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of our Board of Directors

        Our Board of Directors recommends that our stockholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended December 31, 2013 and 2012, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Fees Billed to or Paid by the Company:	2013	Percentage of 2013 Services Approved by Audit Committee	2012	Percentage of 2012 Services Approved by Audit Committee
Audit fees	$1,180,607	100%	$1,954,400	100%
Audit-related fees(1)	—	100%	13,300	100%
Tax fees(2)	24,000	100%	20,300	100%
All other fees(3)	1,960	100%	1,944	100%

Total	$1,206,567	100%	$1,989,944	100%

(1)
Audit-related fees are fees in respect of consultation on accounting matters.

(2)
Tax fees are fees in respect of consultation on tax matters, certain tax return preparations, tax advice relating to transactions and other tax planning and advice.

(3)
All other fees are fees for accounting and auditing research software.

        The Audit Committee has determined that the rendering of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining their independence.

Audit Committee Pre-Approval Policies and Procedures

        All audit and non-audit services performed for the Company by the Company's independent registered public accounting firm are pre-approved by the Audit Committee. When considering whether to grant an approval, the Audit Committee considers the nature, scope and fees of the service to be provided to the Company as well as the principles and guidance established by the SEC and Public Company Accounting Oversight Board with respect to auditor independence, including the fact that an auditor cannot (i) function in the role of management; (ii) audit his or her own work; or (iii) serve in an advocacy role for the Company. In so doing, the Audit Committee is permitted to delegate pre-approval authority to one or more of its members, and has delegated such authority to the Audit Committee Chairman. Any pre-approval decisions that are made by the Audit Committee Chairman pursuant to such delegation are discussed at the Audit Committee's next scheduled meeting. The Audit Committee Chairman signs all engagement letters on behalf of the Company with respect to audit or non-audit services. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

Audit Committee Report

        The Audit Committee of the Company is composed of three independent directors and operates under a written charter adopted by the Board. The Board annually reviews the NASDAQ listing standards definition of independence and has determined that each member of the Committee meets that standard, and each member is independent within the meaning of Rule 10A-3 of the rules promulgated by the SEC under the Exchange Act and the Company's Corporate Governance Guidelines.

        The Audit Committee's responsibility is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control over financial reporting and disclosure controls and procedures to ensure the financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States.

        During 2013, the Committee met at least quarterly with the Company's Controller and management. In addition, the Committee meets with the Company's independent registered public accounting firm on a quarterly basis or more frequently, as requested by the independent registered public accounting firm or the Committee. In 2013, the Committee met privately with the independent registered public accounting firm, as well as with management on at least a quarterly basis. The Committee also reviewed its charter.

        In 2013, the Committee met during the year with the Director of the Company's Internal Audit Department and the General Counsel for reports on the status of certain internal controls. On at least an annual basis, the Committee met privately with each of the Director of Internal Audit and the Controller.

        Management represented to the Committee that the Company's consolidated financial statements for fiscal year 2013 were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and its independent registered public accounting firm. The Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 380, Communication with Audit Committees. Based on these discussions and reviews, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

        During fiscal 2013, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. In addition, the Audit Committee has determined that the provision of the non-audit services described under the heading "Proposal 4 — Selection of Independent Registered Public Accounting Firm — Audit and Non-Audit Fees" above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

        Pursuant to the Committee charter, the Committee is directly responsible for the appointment of the Company's independent registered public accounting firm who shall report directly to the Committee. The Committee appointed the Company's current independent registered public accounting firm, PricewaterhouseCoopers LLP, as the independent registered public accounting firm to conduct the audit for the fiscal year ended December 31, 2014 and recommended to the Board that the Board ratify this action. The Company's independent registered public accounting firm has provided to the Committee a written disclosure required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and the Committee discussed with the independent registered public accounting firm that firm's independence.

AUDIT COMMITTEE
Keith B. Hall (Chair)
Marshall Cohen
Jaime Lifton

        The Board has determined that all Audit Committee members are financially literate in accordance with the NASDAQ listing standards and each of Messrs. Hall and Lifton qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act, and the Board has determined that they have accounting and related financial management expertise within the meaning of the NASDAQ listing standards.

        *      The material in this report is not "solicitation material," is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

PROPOSAL 5:

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

General

        In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve an advisory resolution to approve the compensation paid to named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related disclosures below. This item, known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our 2013 compensation decisions and policies for our named executive officers as discussed in this proxy statement.

        We conducted our first advisory vote on executive compensation at our 2011 annual meeting of stockholders. At the 2012 annual meeting, our compensation program for our named executive officers was supported by over 76% of the votes cast by stockholders on the advisory vote. At the 2013 annual meeting, our compensation program for our named executive officers was rejected by 61% of the votes cast by stockholders on the advisory vote. The Company has historically held such advisory votes on an annual basis.

        As described more fully below in the Compensation Discussion and Analysis, the Company faced significant financial and operational challenges in 2013, including the cessation of all of its meaningful revenue-generating businesses. We believe that our compensation policies and procedures were strongly aligned with the long-term interests of our stockholders under these unique circumstances. Accordingly, we are requesting your non-binding, advisory vote on the following resolution:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related material disclosed in this proxy statement, is hereby APPROVED."

Required Vote

        The approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting by the holders of shares entitled to vote thereon. Because your vote is advisory, it will not be binding on the Company or the Board of Directors and will not overrule any decision by the Board of Directors or require the Board of Directors to take any action. However, the Board of Directors values our stockholders' views on executive compensation matters and will carefully consider the outcome of this vote when deliberating future executive compensation decisions for named executive officers.

Recommendation of our Board of Directors

        Our Board of Directors recommends that our stockholders vote FOR the approval of Proposal 5 and the resolution set forth above.

Compensation Discussion and Analysis

        This compensation discussion describes the principles underlying our executive compensation policies and programs. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section.

Executive Summary

        Historically, we have operated an investment banking business, predominately fixed-income sales and trading and financial advisory services, through three principal business units: Investment Banking, MBS & Rates and Credit Products. We also engaged in residential mortgage lending operations through ClearPoint Funding, Inc. until this business was discontinued, and the business sold to Homeward Residential, Inc., in February 2013.

        In August 2012 the Company announced that it had retained a financial advisor to assist it in exploring and evaluating strategic alternatives for the Company. In the ensuing months, our management and financial advisors met with multiple third parties to explore and evaluate strategic alternatives for the Company, including partnering with one or more equity investors, strategic acquisitions and divestitures, and a business combination involving the Company. The Company continued with its operating plan during this period.

        In early 2013, the Company announced that, having considered a range of opportunities during its strategic review, the Board determined that the available opportunities were not in the best interests of the Company's stockholders at the time.

        Shortly after this announcement, a large group of sales and trading professionals from our Credit Products segment left together to join another securities firm. As a result, revenues from this segment declined significantly. Uncertainties regarding the implications of our net losses and the departure of key revenue-generating personnel were aggravated by the absence of a strategic transaction, the prior departure of Mr. Eric Gleacher, our former chairman, and other employee departures, resulting in further questions regarding the stability and strategic direction of the Company and adversely affecting relations with both our clients and our employees. A number of the Company's trading partners reduced or suspended trading activities with the Company, resulting in further significant declines in revenue.

        In order to address these issues and preserve stockholder value, the Company sought a strategic transaction with a third party to effect, for example, an acquisition of the Company or the sale of all or substantially all of its assets.

        In April 2013, in the face of continuing losses and the absence of a merger or other strategic transaction, the Company ceased its fixed-income trading businesses, leaving only investment banking with operating activities. In June, the Company also exited investment banking. The Company has had no meaningful revenue-producing operations since then.

        Soon after our 2013 Annual Meeting of Stockholders, our Board of Directors began a lengthy and intensive evaluation of potential strategic alternatives in order to preserve and maximize stockholder value. To assist in overseeing the Company's operations and to assist with the Board's ongoing evaluation, on May 31, 2013, we entered into an engagement agreement with Capstone and Christopher J. Kearns. In connection with this agreement, the Board appointed Mr. Kearns as the Chief Restructuring Officer and Chief Executive Officer. The strategic alternatives to be explored included::

  •
  pursuing a strategic transaction with a third party, such as a merger or sale of the Company;

  •
  reinvesting our liquid assets in favorable opportunities; and

  •
  dissolving the Company, winding down our remaining operations and distributing our net assets to our stockholders, after making appropriate reserves for liabilities and expenses.

        As a result of this strategic evaluation, on March 12, 2014, our Board of Directors determined that it is in the best interests of our stockholders for the Company to dissolve, liquidate and distribute to stockholders our available assets.

        Accordingly, the primary objectives of our Board of Directors and management during most of 2013, and continuing into 2014, has been to 1) conduct an evaluation of strategic alternatives, as described above and 2) expeditiously complete the restructuring and wind up of the Company's principal operating business, while preserving asset value and maximizing recoveries to stockholders. In connection with the foregoing, the primary focus of the Executive Compensation Committee and the Board of Directors has been to retain, and in the instance of our current Chief Executive Officer and Chief Restructuring Officer to engage, the executive officers that the Executive Compensation Committee and the Board of Directors determined were vital to these objectives, as well as to the execution of the strategic alternative chosen.

        For 2013, our named executive officers employed as of the end of 2013 were:

Named Executive Officer	Title

Christopher J. Kearns	Chief Restructuring Officer and Chief Executive Officer
Patricia A. Arciero-Craig	Secretary and General Counsel
Bryan Edmiston	Controller (principal financial officer)

        Key compensation matters in 2013 for the named executive officers include the following:

  •
  On May 31, 2013, we entered into an engagement agreement with Capstone Advisory Group, LLC and Christopher J. Kearns, an Executive Director of Capstone and member of the firm. Under the terms of this agreement, we engaged Capstone to assist in overseeing the Company's operations and to assist with the Board's ongoing evaluation of potential strategic alternatives. In connection with this agreement, the Board appointed Mr. Kearns as the Chief Restructuring Officer and Chief Executive Officer. Mr. Kearns is not an employee of the Company, and has remained an employee of Capstone. In 2013, we paid Capstone approximately $2.2 million in the aggregate, which includes approximately $0.4 million paid for services provided by Mr. Kearns. For further information on the agreement with Capstone and Mr. Kearns, please see "Narrative Disclosure and Employment Agreements — Capstone Agreement."

  •
  On October 18, 2013, we entered into a key employee retention agreement with Ms. Arciero-Craig covering the period beginning on January 1, 2013 and ending on November 30, 2014. This retention agreement superseded all prior agreements relating to matters covered in the retention agreement, including Ms. Arciero-Craig's participation agreement under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012. Pursuant to this retention agreement, during 2013, Ms. Arciero-Craig received a sign-on bonus of $275,000 in lieu of any discretionary bonus for 2013, as well as a fixed bonus of $325,000 on November 30, 2013. The retention agreement provides that Ms. Arciero-Craig will be paid a base salary at a rate of $250,000 per year and is entitled to additional fixed bonus payments of $650,000 in the aggregate. Upon the earliest of a Qualifying Termination (as defined in the retention agreement), a Material Corporate Event (as defined in the retention agreement) or the expiration of the retention agreement in November 2014, Ms. Arciero-Craig will receive a final payment of $1,000,000. For further information on this agreement, please see "Narrative Disclosure and Employment Agreements — Key Employee Retention Agreement with Ms. Arciero-Craig."

  •
  On October 18, 2013, we entered into a key employee retention agreement with Mr. Edmiston covering the period beginning on January 1, 2013 and ending on November 30, 2014. This retention agreement superseded all prior agreements relating to matters covered in the retention agreement, including Mr. Edmiston's participation agreement under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012. Pursuant to this retention agreement, during 2013, Mr. Edmiston received a sign-on bonus of $200,000 in lieu of any discretionary bonus for 2013, as well as a fixed bonus of $150,000 on November 30, 2013. The retention agreement provides that Mr. Edmiston will be paid a base salary at a rate of $200,000 per year through May 31, 2013 and a rate of $250,000 per year beginning June 1, 2013. The retention agreement also entitles Mr. Edmiston to additional fixed bonus payments of $300,000 in the aggregate. Upon the earliest of a Qualifying Termination (as defined in the retention agreement), a Material Corporate Event (as defined in the retention agreement) or the expiration of the retention agreement in November 2014, Mr. Edmiston will receive a final payment of $650,000. For further information on this agreement, please see "Narrative Disclosure and Employment Agreements — Key Employee Retention Agreement with Mr. Edmiston."

  •
  Messrs. Hughes and Griff received base salary payments of $299,479 and $139,757 respectively, through their respective terminations on May 24, 2013.

        In addition, Thomas J. Hughes, our former CEO, and John Griff, our former COO, each terminated in 2013, qualify as NEOs for purposes of this proxy statement. Messrs. Hughes, Griff and the Company are currently involved in an arbitration proceeding before the Financial Industry Regulatory Authority ("FINRA") relating to demands made by Messrs. Hughes and Griff to the Company for benefits they claim are due under participation agreements under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012 (the "Senior Management Compensation and Retention Plan"), to which each of Messrs. Hughes and Griff was a party. For further information about this arbitration proceeding, please see "Narrative Disclosure and Employment Agreements — Hughes & Griff Arbitration."

Responsibility for Compensation Decisions

        The Executive Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation and, in particular, for implementing and reviewing executive compensation plans, policies and programs, as described more fully in "Proposal 3 — Election of Directors — Board of Directors and Corporate Governance — Committees of the Board of Directors."

Compensation Philosophy and Objectives

        As noted above, most of the executive compensation decisions made by the Executive Compensation Committee and our Board of Directors for 2013 were made to facilitate the Company's evaluation of strategic alternatives and concurrently wind up operations. In connection with the foregoing, the primary focus of the Executive Compensation Committee during 2013 was to retain, and, in the case of Mr. Kearns, to engage, the executive officers that the Executive Compensation Committee and the Board of Directors determined were vital to the completion of the evaluation process and the execution of the strategic alternative chosen.

Compensation Elements

        NEO compensation in 2013 consisted of the following principal elements:

Base Salary	Base salaries are set at levels that the Executive Compensation Committee believes are competitive with those of executives in similar positions at comparable financial services companies.
Cash Bonus
Cash bonuses are a form of incentive compensation historically intended to reward successful achievement of objectives. Cash bonuses for our NEOs have not generally been based on specific formulas, but rather are made at the discretion of the Executive Compensation Committee.

        As described above and more fully under "Narrative Disclosure and Employment Agreements — Agreements Relating to Currently-Employed NEOs — Capstone Agreement," the Company did not pay Mr. Kearns any direct salary for his work in 2013 as Chief Restructuring Officer and Chief Executive

Officer. Ms. Arciero Craig received a base salary of $250,000 and Mr. Edmiston received a base salary at a rate of $200,000 per year through May 31, 2013 and a rate of $250,000 per year beginning June 1, 2013.

        Due to the Company's circumstances and in furtherance of the Company's goals, we entered into retention agreements with Ms. Arciero-Craig and Mr. Edmiston in October 2013 which replaced their respective participation agreements under the Company's Senior Management Compensation and Retention Plan. The retention agreements provided for sign-on bonuses in lieu of any discretionary bonus for 2013, as well as additional payments, including in November of 2013 in order to ensure retention of Ms. Arciero-Craig and Mr. Edmiston. Ms. Arciero-Craig received a sign-on bonus of $275,000 on October 18, 2013 as well as a fixed bonus of $325,000 on November 30, 2013 and Mr. Edmiston received a sign-on bonus of $200,000 on October 18, 2013 as well as a fixed bonus of $150,000 on November 30, 2013.

Decisions with Respect to 2013 NEO Compensation

        In determining to provide the compensation set forth under the key employee retention agreements with Ms. Arciero-Craig and Mr. Edmiston, as described more fully under "Narrative Disclosure and Employment Agreements — Agreements Relating to Currently-Employed NEOs — Key Employee Retention Agreement with Ms. Arciero-Craig" and "Narrative Disclosure and Employment Agreements — Agreements Relating to Currently-Employed NEOs — Key Employee Retention Agreement with Mr. Edmiston," the Executive Compensation Committee and the Board of Directors considered the importance of Ms. Arciero-Craig's and Mr. Edmiston's continued employment with the Company in light of the Company's uncertain future. In particular, the Executive Compensation Committee and the Board of Directors determined that each of Ms. Arciero-Craig and Mr. Edmiston was and continues to be vital to the ongoing operations of the Company as well as to the facilitation of the Board's review of strategic alternatives for the Company and to the execution of the strategic alternative chosen.

Board Policy on Recoupment of Bonuses Upon Restatement Due to Fraud or Misconduct

        In the event of a material negative accounting restatement due to material noncompliance by the Company with financial reporting requirements, the Board or a committee of the Board will review the circumstances that caused the restatement and consider issues of accountability among the Company's executive officers. If the Board determines that fraud or intentional misconduct by one or more of the Company's executive officers caused the error or errors that resulted in the need for the Company to restate its financial statements, the Board may require reimbursement of certain incentive compensation earned by such executive officer or officers with respect to the period covered by the restatement.

Anti-Hedging Policy

        Our policies regarding trading in our common stock prohibit employees and directors from hedging or otherwise disposing of the economic risk of ownership of our stock other than through a true sale. In addition, employees are prohibited from short-term trading in personal accounts and as a result, they are required to hold purchased stock positions in our common stock for a minimum of 14 days, subject to certain exceptions.

Compensation Consultant

        Our Executive Compensation Committee has historically engaged an independent consultant to advise it on compensation matters. However, in light of retention agreements entered into by Ms. Arciero-Craig and Mr. Edmiston, which superceded their participation agreements under the Gleacher & Company Senior Management Compensation and Retention Plan, as well as the financial and operational challenges the we have faced and continue to face, we did not engage a compensation consultant to advise on compensation matters in respect of compensation earned in 2013.

Results of Past Advisory Votes on Executive Compensation

        At the 2012 annual meeting, our compensation program for our named executive officers was supported by over 76% of the votes cast by stockholders on the advisory vote. At the 2013 annual meeting, our compensation program for our named executive officers was rejected by 61% of the votes cast by stockholders on the advisory vote.

Section 162(m)

        Section 162(m) of the Internal Revenue Code generally permits a tax deduction to public corporations for compensation over $1 million awarded in any fiscal year to a corporation's chief executive officer and certain other highly compensated executive officers only to the extent that the compensation qualifies as being performance-based under Section 162(m). Compensation paid to our NEOs for services provided during 2013 did not exceed $1 million.

        It is likely that compensation to be paid pursuant to Ms. Arciero-Craig's and Mr. Edmiston's retention agreements in 2014 will not qualify as performance-based under Section 162(m). As a result, it is possible that any compensation paid to these individuals in 2014 in excess of $1 million will not be tax deductible to the Company (to the extent the Company is profitable in 2014), nor serve to increase the Company's net operating loss deferred tax asset in the event it operates at a net loss for 2014. However, if the Company is not a public company on the last day of its 2014 taxable year (meaning that it is not subject to the reporting obligations of section 12 of the Exchange Act on that date), the Company will not be subject to the limitations of Section 162(m) for 2014, and the $1 million deduction limitation will not apply.

        Going forward, the Board and the Executive Compensation Committee reserve the authority to award nondeductible compensation to executive officers in appropriate circumstances, although, as discussed above, it is unlikely that Section 162(m) will apply in 2014 or any future year. In addition, it is possible that some compensation paid pursuant to certain equity awards that have already been granted may be nondeductible pursuant to Section 162(m), to the extent it applies.

Risk Assessment in Compensation Programs

        We have assessed our executive compensation programs to determine if these programs' provisions and operations create undesired or unintentional risk of a material nature. As a result of our analysis, and in particular in light of the proposed dissolution and liquidation of the Company approved by the Board of Directors on March 12, 2014, we believe that our compensation policies and practices do not create inappropriate or unintended material risk to the Company as a whole, and that, consequently, our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation paid or awarded to each of our named executive officers for services rendered in 2013, 2012 and 2011, as applicable.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Christopher J. Kearns	2013	$—		$—		$—		$—		$—	$—	$379,978	(1)	$379,978
Chief Restructuring Officer and Chief Executive Officer
Patricia A. Arciero-Craig	2013	250,000		600,000	(2)	—		—		—	—	15,000	(4)	865,000
Secretary and General	2012	250,000		650,000		375,000	(3)	—		—	—	—		1,275,000
Counsel	2011	250,000		450,000		200,000	(3)	—		—	—	—		900,000
Bryan J. Edmiston	2013	229,167	(2)	350,000	(2)	—		—		—	—	—		579,167
Controller (principal	2012	200,000		500,000		250,000	(3)	—		—	—	—		950,000
financial officer)	2011	200,000		225,000		25,000	(3)	—		—	—	—		450,000
Thomas J. Hughes*	2013	299,479		—		—		—		—	—	—		299,479
Former CEO	2012	750,000		750,000		—		—		—	—	—		1,500,000
	2011	500,000	(5)	250,000		1,850,000	(6)	3,480,000	(6)	—	—	—		6,080,000
John Griff*	2013	139,757		—		—		—		—	—	—		139,757
Former COO	2012	350,000		600,000		1,000,000	(3)	—		—	—	—		1,950,000
	2011	160,417	(5)	350,000		—		910,000	(6)	—	—	—		1,420,417

*
Effective May 24, 2013, the employment of Thomas J. Hughes and John Griff was terminated. Represents a pro-rated salary of $750,000 per year paid to Mr. Hughes and $350,000 per year paid to Mr. Griff through the date of their termination.

(1)
Represents fees paid to Capstone Advisory Group, LLC pursuant to a letter agreement effective May 31, 2013, for services provided by Christopher J. Kearns according to his hourly rates during the year ending December 31, 2013. See "Narrative Disclosure and Employment Agreements — Capstone Agreement."

(2)
Represents bonuses paid pursuant to key employee retention agreements, effective October 18, 2013. In addition, pursuant to Mr. Edmiston's retention agreement, his base salary was increased to $250,000 beginning June 1, 2013. See "Narrative Disclosure and Employment Agreements — Key Employee Retention Agreement with Ms. Arciero-Craig" and "Narrative Disclosure and Employment Agreements — Key Employee Retention Agreement with Mr. Edmiston."

(3)
Represents the dollar amount of Stock Awards granted by the Company in the respective fiscal years. These grants were made in respect of services provided in 2010 and 2011, as applicable, and, in the absence of accelerating events, vest in equal annual installments over a three-year period commencing on the grant date.

(4)
Represents the Company's payment, pursuant to Ms. Arciero-Craig's retention agreement, of certain attorneys' fees incurred by Ms. Arciero-Craig in connection with entering into the agreement.

(5)
Represents a pro-rated salary of $750,000 per year paid to Mr. Hughes and $350,000 per year paid to Mr. Griff, both of whom joined the Company during the year ended December 31, 2011.

(6)
Represents 1,000,000 shares underlying restricted stock units and 3,000,000 shares underlying stock options granted to Mr. Hughes, and 1,000,000 shares underlying stock options granted to Mr. Griff, as inducements to commence employment. Grant date fair value has been determined in accordance with ASC 718. A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2011 may be found in Note 21 of the Company's consolidated financial statements for the fiscal year 2011 in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

 GRANTS OF PLAN-BASED AWARDS TABLE

        We did not grant any plan-based awards to our named executive officers during 2013.

NARRATIVE DISCLOSURE AND EMPLOYMENT AGREEMENTS

Agreements Relating to Currently-Employed NEOs

Capstone Agreement

        On May 31, 2013, we entered into an engagement agreement with Capstone and Christopher J. Kearns. Under the terms of this agreement, we engaged Capstone to provide a number of services to the Company related to the exploration of strategic alternatives and overseeing the operations of the Company through execution of our selected course of action. In connection with this agreement, the Board appointed Mr. Kearns as Chief Restructuring Officer and Chief Executive Officer.

        Pursuant to the terms of the agreement, Mr. Kearns remains employed by Capstone and is not an employee of the Company. We do not pay Mr. Kearns directly for the services he provides as Chief Restructuring Officer and Chief Executive Officer. Pursuant to the agreement, we pay fees to Capstone based upon their customary rates in accordance with the terms of the agreement, less a 5% discount. Mr. Kearns' standard hourly rate for 2013 was $830 (or discounted to $788.50). In addition, Capstone may be entitled to a completion fee, if appropriate, based on terms to be mutually agreed with the Board. We also agreed to reimburse Capstone for reasonable out-of-pocket expenses in connection with their engagement. We have separately entered into an indemnification agreement with Mr. Kearns and Capstone.

        In connection with the execution of the agreement, we paid Capstone a retainer of $100,000. The retainer will be returned to us upon payment in full of all of Capstone's outstanding invoices.

Key Employee Retention Agreement with Ms. Arciero-Craig

        On October 18, 2013, we entered into a key employee retention agreement with Ms. Arciero-Craig covering the period beginning on January 1, 2013 and ending on November 30, 2014. This retention agreement superseded all prior agreements relating to matters covered in the retention agreement, including Ms. Arciero-Craig's participation agreement under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012. Pursuant to this agreement, Ms. Arciero-Craig received a sign-on bonus of $275,000 in lieu of any discretionary bonus for 2013, as well as a fixed bonus of $325,000 on November 30, 2013. The agreement provides that Ms. Arciero-Craig will be paid (i) a base salary at a rate of $250,000 per year, (ii) additional fixed bonuses in the amount of $325,000, $162,500 and $162,500 payable on May 31, 2014, August 31, 2014 and November 30, 2014, respectively (subject to her continued employment at such dates) and (iii) a "Final Bonus" of $1,000,000 (subject to her continued employment as of November 30, 2014, the last day of the term of the retention agreement). Ms. Arciero-Craig is also entitled to receive discretionary bonuses as determined by the Board.

        Ms. Arciero-Craig will also be entitled to certain payments in the event of a Qualifying Termination or a Material Corporate Event. In the event of a Qualifying Termination before the end of the Retention Period, Ms. Arciero-Craig would receive 100% of the Final Bonus within 60 days. In the event of a Material Corporate Event before the end of the Retention Period, Ms. Arciero-Craig would receive 50% of the Final Bonus within 60 days and 50% of the Final Bonus upon the earlier of a Qualifying Termination or the end of the Retention Period.

        For purposes of this retention agreement (and that of Mr. Edmiston, below), a Qualifying Termination occurs if (1) the Company terminates the employee involuntarily without Cause, (2) the employee terminates his or her employment with Good Reason, or (3) the employee's employment terminates on account of his or her death or disability. Cause means, as reasonably determined by the Company, the employee's: (1) conviction of, or plea of guilty or "no contest" to, any felony; (2) conviction of, or plea of guilty or "no contest" to, a violation of criminal law involving the Company and its business; (3) commission of an act of fraud, theft, or material dishonesty in connection with the performance of the employee's duties to the Company and its affiliates; or (4) willful refusal or gross neglect to perform the duties reasonably assigned to the employee and consistent with the employee's position with the Company and its affiliates or otherwise to comply with the material terms of any agreement with the Company or any of its affiliates, which refusal or gross neglect continues for more than fifteen (15) days after the employee receives written notice from the Company providing reasonable detail of the asserted refusal or gross neglect (and which is not due to a physical or mental impairment). Disability means a disability within the meaning of the Company-sponsored long-term disability plan in which the employee participates or, if there is no such plan, the employee's total disability as determined by the Social Security Administration. Good Reason means (1) any material breach by the Company of this Agreement; (2) any relocation of the employee's principal office more than 30 miles from its current location in Albany, New York (as to Mr. Edmiston, this is New York City, New York); or (3) any adverse change in the employee's titles or positions that occurs prior to a Material Corporate Event. Notwithstanding the foregoing, no event shall constitute Good Reason unless (x) the employee notifies the Company of the condition that is alleged to constitute Good Reason in writing within thirty (30) days of the first occurrence of the condition and (y) the Company fails to correct the condition within thirty (30) days of its receipt of such notice. If the Company fails to remedy the condition constituting Good Reason during the thirty-day cure period, the employee must terminate employment within ninety (90) days following the end of the cure period in order for such termination to constitute a termination for Good Reason.

        For purposes of this retention agreement (and that of Mr. Edmiston, below), a Material Corporate Event shall mean the first to occur of the following, if such event occurs while the employee is employed by the Company during the Retention Period:

  (1)
  The acquisition, after the date of the retention agreement, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the shares of Company Common Stock (the "Common Stock"), or (B) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Material Corporate Event: (i) any acquisition by any individual, entity or group (within meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) who, on the date of this Agreement, beneficially owned 12% or more of the Common Stock, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iii) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (iv) any acquisition by any corporation (or other entity) if, immediately following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity) entitled to vote generally in the election of directors, is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities;

  (2)
  Consummation of a merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, in a single transaction or a series of transactions, (a "Corporate Transaction"), other than a Corporate Transaction with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such Corporate Transaction, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such Corporate Transaction, more than 50% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation (or other entity) resulting from Corporate Transaction in substantially the same proportions as their respective ownership, immediately prior to such Corporate Transaction, of the Common Stock and the Voting Securities; or

  (3)
  Whether effected in one or a series of transactions, (A) any merger, consolidation, reorganization or other business combination pursuant to which the business of a potential target is combined with that of the Company or one or more persons formed by or affiliated with the Company, (B) the acquisition, directly or indirectly, by the Company or its affiliate by way of a tender or exchange offer, negotiated purchase or other means of a majority of a potential target's voting securities, (C) the acquisition, directly or indirectly, by the Company or any of its affiliates of assets or equity interest(s), or of any right to all or a majority of the revenues or income, of a potential target by way of a negotiated purchase, joint venture, exchange or other means, or (D) any other reinvestment by the Company of a material portion of its cash or other liquid assets in new businesses or assets; provided, however, that with respect to clauses (B), (C) and (D) of this subsection (3), no transaction or series of transactions shall constitute a Material Corporate Event unless the Company uses a material portion of its securities, cash, or other liquid assets to effectuate the transaction(s).

Key Employee Retention Agreement with Mr. Edmiston

        On October 18, 2013, we entered into a key employee retention agreement with Mr. Edmiston covering the period beginning on January 1, 2013 and ending on November 30, 2014. This retention agreement superseded all prior agreements relating to matters covered in the retention agreement, including Mr. Edmiston's participation agreement under the Gleacher & Company Senior Management Compensation and Retention Plan, effective August 17, 2012. Pursuant to this agreement, Mr. Edmiston received a sign-on bonus of $200,000 in lieu of any discretionary bonus for 2013, as well as a fixed bonus of $150,000 on November 30, 2013. The agreement provides that Mr. Edmiston will be paid (i) a base salary at a rate of $200,000 per year through May 31, 2013 and a rate of $250,000 per year beginning June 1, 2013, (ii) additional fixed bonuses in the amount of $150,000, $75,000 and $75,000 payable on May 31, 2014, August 31, 2014 and November 30, 2014, respectively (subject to his continued employment at such dates) and (iii) a "Final Bonus" of $650,000 (subject to his continued employment as of November 30, 2014, the last day of the term of the retention agreement). Mr. Edmiston is also entitled to receive discretionary bonuses as determined by the Board.

        Mr. Edmiston will also be entitled to certain payments in the event of a Qualifying Termination or a Material Corporate Event. In the event of a Qualifying Termination before the end of the Retention Period, Mr. Edmiston would receive 100% of the Final Bonus within 60 days. In the event of a Material Corporate Event before the end of the Retention Period, Mr. Edmiston would receive 50% of the Final Bonus within 60 days and 50% of the Final Bonus upon the earlier of a Qualifying Termination or the end of the Retention Period.

        With respect to Mr. Edmiston's retention agreement, a Qualifying Termination and a Material Corporate Event are defined as of above.

Matters Relating to NEOs Not Currently Employed

Hughes & Griff Arbitration

        Subsequent to the Company's termination of Messrs. Hughes and Griff'on May 24, 2013, each of Messrs. Hughes and Griff made a demand to the Company for benefits under participation agreements under the Senior Management Compensation and Retention Plan, effective August 17, 2012, to which each of Messrs. Hughes and Griff was a party. Following the Company's rejection of their demand, each of

Messrs. Hughes and Griff commenced an arbitration proceeding on September 17, 2013 before the Financial Industry Regulatory Authority ("FINRA") seeking money damages in an approximate amount of $7.9 million, vesting of unvested equity awards and other relief, all of which they claim are due as a result of their respective terminations. Messrs. Hughes and Griff also seek reimbursement for their legal fees, which could be significant, incurred in connection with bringing this action against the Company. The Company has determined that no severance payments or other benefits based upon a "Change in Control" (as defined in the applicable agreements) are due to these former officers inasmuch as the Company has concluded that no "Change in Control" has occurred. A FINRA hearing of the matter is currently expected to occur in the summer of 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth summary information regarding the outstanding equity awards at December 31, 2013 of each of our named executive officers.

		Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Grant Year	Option Expiration Date		Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher J. Kearns	—	—		—	$—	—	—		—		$—	—	$—
Patricia A. Arciero-Craig	—	—		—	—	—	—		9,399	(3)	97,656	—	—
Bryan J. Edmiston	—	—		—	—	—	—		5,406	(4)	56,168	—	—
Thomas J. Hughes*	100,000	—	(5)	—	37.00	2011	5/24/2014	(6)	—	(5)	—	—	—
John Griff*	16,667	—	(7)	—	29.20	2011	5/24/2014	(6)	—	(7)	—	—	—

*
Effective May 24, 2013, the employment of Thomas J. Hughes and John Griff was terminated.

(1)
A discussion of the assumptions used to value these awards may be found in the corresponding footnotes of the consolidated financial statements in the years in which the awards were granted.

(2)
Market value is computed by multiplying the closing market price of the Company's common stock at the end of the fiscal year 2013 ($10.39) by the number of shares subject to the award.

(3)
Ms. Arciero-Craig was granted restricted stock units with respect to 4,761 shares of common stock on February 15, 2011 and 11,718 shares of restricted common stock on February 15, 2012, and each of which vest in equal annual installments over a three-year period.

(4)
Mr. Edmiston was granted restricted stock units with respect to 595 shares of common stock on February 15, 2011 and 7,812 shares of restricted common stock on February 15, 2012, each of which vests in equal annual installments over a three-year period.

(5)
Pursuant to Mr. Hughes' participation agreement under the Senior Management Compensation and Retention Plan, unvested options to purchase common stock (50,000 options with an exercise price of $37.00) and unvested restricted stock units (16,666) would have vested in connection with a termination of employment and a "Change in Control" (as defined in the participation agreement) within a six month period following termination. The Company has concluded that no "Change in Control" has occurred and therefore these unvested awards are considered to have been forfeited. See "Narrative Disclosure and Employment Agreements — Hughes and Griff Arbitration."

(6)
Pursuant to Mr. Hughes' and Mr. Griff's respective option award agreements, in the event of a termination without Cause, all vested options remain exercisable for a one year period from their dates of termination.

(7)
Pursuant to Mr. Griff's participation agreement under the Senior Management Compensation and Retention Plan, unvested options to purchase common stock (33,334 options with an exercise price of $29.20) and unvested shares of restricted common stock (20,833) would have vested in connection with a termination of employment and a "Change in Control" (as defined in the participation agreement) within a six month period following termination. The Company has concluded that no "Change in Control" has occurred and therefore the unvested options are considered to have been forfeited. See "Narrative Disclosure and Employment Agreements — Hughes and Griff Arbitration." Pursuant to Mr. Griff's equity award agreement, in the absence of a "Change in Control" Mr. Griff would have been entitled to vesting of his 20,833 unvested shares of restricted common stock, subject to the execution and delivery within a specified time period (and non-revocation) of a release of claims against the Company and continued compliance with certain restrictive covenants. These conditions were not satisfied and therefore these unvested shares of restricted common stock are considered to have been forfeited.

 OPTION EXERCISES AND STOCK VESTED TABLE

        The following table includes certain information with respect to shares of common stock received by our named executive officers during 2013 upon the exercise of options and the vesting of restricted stock awards during 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting/Settlement (#)	Value Realized on Vesting/Settlement ($)(1)
Christopher J. Kearns	—	$—	—	$—
Patricia A. Arciero-Craig	—	—	8,140	136,593
Bryan J. Edmiston	—	—	2,802	44,832
Thomas J. Hughes	—	—	16,666	236,657
John Griff	—	—	10,416	166,656

*
Effective May 24, 2013, the employment of Thomas J. Hughes and John Griff was terminated.

(1)
Value is computed by multiplying vested shares of restricted stock and settled restricted stock units by the market value of the underlying shares on the vesting/settlement date.

EXECUTIVE COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

EXECUTIVE COMPENSATION COMMITTEE

Christopher R. Pechock (Chair)
Jaime Lifton
Mark R. Patterson

Potential Payments upon Termination or Change of Control

        The following tables set forth the estimated values of benefits payable to our NEOs pursuant to their key employee retention agreements and upon termination of employment under the circumstances indicated in the table. We have assumed that the triggering event occurred on December 31, 2013. Calculations involving the market price of our common stock were based on the closing price of our common stock on December 31, 2013, which was $10.39 per share. We calculated the cash-out value for restricted stock or restricted stock units on the basis of the closing price of our common stock on December 31, 2013, which was the last trading day in our fiscal year.

        As part of our executive compensation program, we have entered into key employee retention agreements with Ms. Arciero-Craig and Mr. Edmiston that superseded prior agreements that provided for cash payments and other benefits upon termination of employment with us or a change in control of the Company. Whether, what type, and how significant the benefit is depends generally on the circumstances surrounding the triggering event and whether those circumstances satisfy specified conditions.

Ms. Arciero-Craig

Triggering Event	Cash Payment ($)		Cash-Out Value of Equity-Based Awards that Vest as a Result of Triggering Event ($)		Value of Benefit Continuation ($)		Gross-Up Payment ($)
No Change in Control
Employment through retention period	$1,879,167	(1)	$97,656	(3)	$108,000	(4)	$—
Termination without Cause	1,879,167	(1)	97,656	(3)	108,000	(4)	—
Termination by Executive for Good Reason	1,879,167	(1)	97,656	(3)	108,000	(4)	—
Termination for Cause	—		—		—		—
Termination for Death/Disability	1,879,167	(1)	97,656	(3)	108,000	(4)	—
In Connection with a Change in Control
Termination without Cause	1,650,000	(2)	97,656	(3)	108,000	(4)	—
Termination by Executive for Good Reason	1,650,000	(2)	97,656	(3)	108,000	(4)	—
Termination for Cause	—		—		—		—
Termination for Death/Disability	1,650,000	(2)	97,656	(3)	108,000	(4)	—

(1)
Pursuant to Ms. Arciero-Craig's retention agreement, Ms. Arciero-Craig is entitled to "Fixed Bonus" payments of $325,000, $162,500 and $162,500 on May 31, 2014, August 31, 2014 and November 30, 2014, respectively (subject to her continued employment at such dates) and a "Final Bonus" payment of $1,000,000 on November 30, 2014, the end of the retention period. If Ms. Arciero-Craig's employment is terminated prior to a Material Corporate Event, and the termination constitutes a Qualifying Termination, she would be entitled to a lump-sum payment equal to the remainder of her base salary through November 30, 2014. "Fixed Bonus" payments and "Final Bonus" payments are subject to acceleration in connection with a Qualifying Termination or Material Corporate Event. Payments to Ms. Arciero-Craig as described above are conditional upon the execution of a settlement agreement and release in substantially the form attached to the retention agreement as Exhibit A.

(2)
After a Material Corporate Event, Ms. Arciero-Craig would continue to be entitled to any remaining Fixed Bonuses and the Final Bonus (as described and subject the conditions set forth in footnote (1) above). If Ms. Arciero-Craig's employment is terminated involuntarily without Cause after a Material Corporate Event, she is entitled to 60 days' advance notice of such termination.

(3)
Ms. Arciero-Craig's retention agreement provides for the vesting of all unvested equity awards if her employment is not extended by mutual agreement on November 30, 2014, the end of the retention period, or as a result of a Qualifying Termination or upon a Material Corporate Event. The cash-out value of Ms. Arciero-Craig's unvested equity-based awards represents her outstanding unvested restricted stock units with respect to 1,587 shares of common stock and 7,812 shares of unvested restricted stock, multiplied by the closing price of the Company's common stock on December 31, 2013 ($10.39). The vesting provisions of these awards are conditional upon the execution of a settlement agreement and release in substantially the form attached to Ms. Arciero-Craig's retention agreement as Exhibit A.

(4)
Ms. Arciero-Craig's retention agreement provides for benefit continuation if her employment is not extended by mutual agreement on November 30, 2014, the end of the retention period, as a result of a qualifying termination. Pursuant to her retention agreement, Ms. Arciero-Craig is entitled to a lump sum equal to $24,000 payable during the sixty day period beginning on the date of her termination of employment, plus $6,000 per month for health insurance during the period that begins on the first day of the fifth month following her termination of employment and continues for fourteen months, or, if earlier, until the date on which she and her dependents become eligible for comparable employer-provided or employer-subsidized group health insurance.

  Mr. Bryan Edmiston

Triggering Event	Cash Payment ($)		Cash-Out Value of Equity-Based Awards that Vest as a Result of Triggering Event ($)		Value of Benefit Continuation ($)		Gross-Up Payment ($)
No Change in Control
Employment through retention period	$1,179,167	(1)	$56,168	(3)	$72,000	(4)	$—
Termination without Cause	1,179,167	(1)	56,168	(3)	72,000	(4)	—
Termination by Executive for Good Reason	1,179,167	(1)	56,168	(3)	72,000	(4)	—
Termination for Cause	—		—		—		—
Termination for Death/Disability	1,179,167	(1)	56,168	(3)	72,000	(4)	—
In Connection with a Change in Control
Termination without Cause	950,000	(2)	56,168	(3)	72,000	(4)	—
Termination by Executive for Good Reason	950,000	(2)	56,168	(3)	72,000	(4)	—
Termination for Cause	—		—		—		—
Termination for Death/Disability	950,000	(2)	56,168	(3)	72,000	(4)	—

(1)
Pursuant to Mr. Edmiston's retention agreement, Mr. Edmiston is entitled to "Fixed Bonus" payments of $150,000, $75,000 and $75,000 on May 31, 2014, August 31, 2014 and November 30, 2014, respectively (subject to his continued employment at such dates) and a "Final Bonus" payment of $650,000 on November 30, 2014, the end of the retention period. If Mr. Edmiston's employment is terminated prior to a Material Corporate Event, and the termination constitutes a Qualifying Termination, he would be entitled to a lump-sum payment equal to the remainder of his base salary through November 30, 2014. "Fixed Bonus" payments and "Final Bonus" payments are subject to acceleration in connection with a Qualifying Termination or Material Corporate Event. Payments to Mr. Edmiston as described above are conditional upon the execution of a settlement agreement and release in substantially the form attached to the retention agreement as Exhibit A.

(2)
After a Material Corporate Event, Mr. Edmiston would continue to be entitled to any remaining Fixed Bonuses and the Final Bonus (as described and subject the conditions set forth in footnote (1) above). If Mr. Edimiston's employment is terminated involuntarily without Cause after a Material Corporate Event, he is entitled to 60 days' advance notice of such termination.

(3)
Mr. Edmiston's retention agreement provides for the vesting of all unvested equity awards if his employment is not extended by mutual agreement on November 30, 2014, the end of the retention period, or as a result of a Qualifying Termination or upon a Material Corporate Event. The cash-out value of Mr. Edmiston's unvested equity-based awards represents his outstanding unvested restricted stock units with respect to 198 shares of common stock and 5,208 shares of unvested restricted stock, multiplied by the closing price of the Company's common stock on December 31, 2013 ($10.39). The vesting provisions of these awards are conditional upon the execution of a settlement agreement and release in substantially the form attached to Mr. Edmiston's retention agreement as Exhibit A.

(4)
Mr. Edmiston's retention agreement provides for benefit continuation if his employment is not extended by mutual agreement on November 30, 2014, the end of the retention period, or as a result of a qualifying termination. Pursuant to his retention agreement, Mr. Edmiston is entitled to a lump sum equal to $16,000 payable during the sixty day period beginning on the date of his termination of employment, plus $4,000 per month for health insurance during the period that begins on the first day of the fifth month following his termination of employment and continues for fourteen months, or, if earlier, until the date on which he and his dependents become eligible for comparable employer-provided or employer-subsidized group health insurance.

          For a more detailed description of Ms. Arciero-Craig's and Mr. Edmiston's retention agreements, including definitions of "Material Corporate Event" and "Qualifying Termination," see "—Narrative Disclosure and Employment Agreements—Agreement Relating to Currently—Employed NEOs."

Golden Parachute Compensation

          None of our named executive officers is party to any agreement or understanding, written or unwritten, concerning any type of compensation, be it present, deferred or contingent, that is based on or otherwise relates to the proposed dissolution and liquidation of the Company.

IMPORTANT INFORMATION CONCERNING GLEACHER & COMPANY, INC.

Selected Financial Data

        Selected income statement and balance sheet information concerning the Company's operations over the past five years is incorporated herein by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on March 17, 2014.

Market Price of our Common Stock

        Our common stock currently trades on the NASDAQ Global Market under the symbol "GLCH." The following table sets forth the range of high and low sales prices of our common stock for the quarterly periods indicated, as reported by NASDAQ:

	High	Low
Year Ended December 31, 2014:
First Quarter	$11.97	$10.27
Second Quarter (through April 4, 2014)	$11.44	$11.20
Year Ended December 31, 2013:
First Quarter	$19.60	$10.00
Second Quarter	17.60	11.00
Third Quarter	14.18	12.81
Fourth Quarter	13.70	9.94
Year Ended December 30, 2012:
First Quarter	$37.60	$25.00
Second Quarter	27.80	10.60
Third Quarter	19.60	13.00
Fourth Quarter	16.40	12.60

        On May 30, 2013, the Company implemented a reverse stock split of its shares of common stock at a ratio of 1-for-20. As a consequence of the reverse stock split, every 20 shares of the Company's outstanding common stock were combined into one share, without any change to the par value per share. All share and share-related information herein has been adjusted, to the extent necessary, to reflect this reverse stock split.

Holders

        As of February 28, 2014, there were approximately 140 holders of record of our common stock.

 Security Ownership of Certain Beneficial Owners, Directors and Management

        The following table sets forth the beneficial ownership of the Company's common stock as of February 28, 2014 by (i) each of our directors and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) each person known by us to own more than 5% of our common stock.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
MatlinPatterson FA Acquisition LLC(2)	1,778,413	28.76%
Scoggin Worldwide Fund, Ltd.(3)	550,516	8.90%
Mendon Capital Advisors Corporation(4)	502,300	8.12%
Christopher J. Kearns	—	—
Patricia A. Arciero-Craig	25,127	*
Bryan Edmiston	7,972	*
Mark R. Patterson(2)	1,778,413	28.76%
Jaime Lifton	—	—
Keith B. Hall	—	—
Marshall Cohen(5)	22,855	*
Christopher R. Pechock	—	—
Eric J. Gleacher†(6)	719,686	11.64%
Thomas J. Hughes†(5)	127,171	2.02%
John Griff†(5)	27,083	*
All current directors and executive officers as a group (8 persons)(5)(7)	1,834,367	29.56%

†
Mr. Gleacher resigned as a director and executive officer of the Company on January 28, 2013. Mr. Hughes' and Mr. Griff's employment was terminated, effective May 24, 2013.

*
Less than one percent.

(1)
Except as noted in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares of common stock.

(2)
The indicated interest was reported on a Schedule 13D/A filed on May 2, 2013, with the SEC by MatlinPatterson FA Acquisition LLC on behalf of itself, MP II Preferred Partners L.P., MatlinPatterson PE Holdings LLC, MatlinPatterson LLC, MP Preferred Partners GP LLC, David J. Matlin, and Mark R. Patterson as beneficial owners of securities of the Company. Beneficial ownership of the shares held by MatlinPatterson FA Acquisition LLC — 1,778,413 (shares voting and shared dispositive power) was also reported for: MP II Preferred Partners L.P. — 1,778,413 (shared voting and shared dispositive power), MP Preferred Partners GP LLC — 1,778,413 (shared voting and shared dispositive power), MatlinPatterson PE Holdings LLC — 1,778,413 (shared voting and shared dispositive power), MatlinPatterson LLC — 1,778,413 (shared voting and shared dispositive power), David Matlin — 1,778,413 (shared voting and shared dispositive power), and Mark R. Patterson — 1,778,413 (shared voting and shared dispositive power). The address of MatlinPatterson FA Acquisition LLC is 520 Madison Avenue, 35th Floor, New York, NY 10022.

(3)
The indicated interest was reported on Schedule 13G filed on February 6, 2014, with the SEC by Scoggin Worldwide Fund, Ltd. on behalf of itself and J. Goldman Master Fund, L.P., TCW/Scoggin Event Driven Master Fund, L.P., Old Bellows Partners LP, Scoggin LLC, TCW/Scoggin, LLC, A. Dev Chodry, Craig Effron and Curtis Schenke as beneficial owners of the Company. Beneficial ownership of the shares held by Scoggin Worldwide Fund, Ltd. — 486,533 (sole voting and sole dispositive power), J. Goldman Master Fund, L.P. — 40,177 (sole voting and sole dispositive power),

  TCW/Scoggin Event Driven Master Fund, L.P. — 23,806 (sole voting and sole dispositive power), Old Bellows Partners LP — 526,710 (shared voting and shared dispositive power), Scoggin LLC — 526,710 (shared voting and shared dispositive power), TCW/Scoggin, LLC — 23,806 (shared voting and shared dispositive power), A. Dev Chodry — 550,516 (shared voting and shared dispositive power) and Craig Effron — 550,516 (shared voting and shared dispositive power). The address of Scoggin Worldwide Fund, Ltd. is c/o Mourant Cayman Nominees, Ltd., Third Floor, Harbour Centre, P.O. Box 1348, Grand Cayman KY1-1108, Cayman Islands.

(4)
The indicated interest was reported on Schedule 13G filed on February 14, 2014, with the SEC by Mendon Capital Advisors Corp. on behalf of itself and Anton V. Shutz as beneficial owners of the Company. Beneficial ownership of the shares held by Mendon Capital Advisors Corp. — 153,092 (sole voting and dispositive power) and 349,209 (shared voting and dispositive power) was also reported for: Anton V. Shutz — 153,092 (sole voting and dispositive power) and 349,209 (shared voting and dispositive power). The address of Mendon Capital Advisors Corp. is 150 Allens Creek Road, Rochester, New York 14618.

(5)
Includes shares of common stock that may be acquired within 60 days of February 28, 2014 through the exercise of stock options as follows: Mr. Cohen: 22,855; Mr. Hughes: 100,000; Mr. Griff: 16,667; and all directors and current executive officers as a group: 22,855. As of March 31, 2014, there were no outstanding options to purchase shares of our common stock at a price less than $17.40 per share, and a substantial majority of outstanding options have exercise prices at or above a price of $29.20 per share. The information above for Messrs. Hughes and Griff is based on information available to the Company at the time Messrs. Hughes and Griff were terminated on May 24, 2013 and assumes no sales subsequent to that date. See "Narrative Disclosure and Employment Agreements — Hughes and Griff Arbitration."

(6)
Includes 14,121 shares held in escrow and subject to forfeiture to satisfy any indemnification obligations pursuant to the Agreement and Plan of Merger, dated March 2, 2009.

(7)
Excludes shares owned by Mr. Gleacher, who resigned as a director and executive officer of the Company on January 28, 2013, and shares owned by Mr. Hughes and Mr. Griff, whose employment was terminated, effective May 24, 2013.

On April 4, 2014, Stone Lion Capital Partners L.P. reported on a Schedule 13G filed with the SEC by Stone Lion Capital Partners, L.P. on behalf of itself and SL Capital Partners LLC, Stone Lion Capital LLC, Gregory A. Hanley and Alan J. Mintz that it had acquired 574,490 shares of common stock of the Company, representing a beneficial interest of 9.3% of the Company. Beneficial ownership of the shares held by Stone Lion Capital Partners L.P. — 574,490 (shared voting and shared dispositive power) was also reported for: SL Capital Partners LLC — 574,490 (shared voting and shared dispositive power), Stone Lion Capital LLC — 574,490 (shared voting and shared dispositive power), Gregory A. Hanley — 574,490 (shared voting and shared dispositive power) and Alan J. Mintz — 574,490 (shared voting and shared dispositive power). The address of Stone Lion Capital Partners L.P. is 555 Fifth Avenue, 18th Floor, New York, New York 10017.

 Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information as of December 31, 2013 with respect to shares of common stock of the Company that may be issued under the Company's existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Security Holders(2)	340,786	(3)	$51.42	(4)	2,092,554	(5)
Equity Compensation Plans Not Approved by Security Holders	33,334	(6)	$29.20	(7)	—

Total	374,120		$49.44		2,092,554

(1)
In accordance with the provisions of the ICP, no future awards will be granted under the 1999 Long Term Incentive Plan or the 2001 Long Term Incentive Plan. In addition, the Company previously offered its employees tax planning opportunities through nonqualified deferred compensation plans. It first adopted the Predecessor Key Plan and Predecessor Professional Plan. It then froze these plans in 2005 and adopted new plans (the Key Plan and the Professional Plan) as a result of changes in tax laws. However, as a result of declining participation, the costs of administrating the 2005 Plans were determined to outweigh the benefits of maintaining them and the Company decided to freeze the Key Plan and the Professional Plan as well. Therefore, no future awards will be granted under the Predecessor Key Plan, Predecessor Professional Plan, Key Plan or Professional Plan.

(2)
Consists of the Company's 2003 Directors' Stock Plan, 2005 Deferred Compensation Plan for Key Employees (the "Key Plan"), 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the "Professional Plan") and the ICP.

(3)
Consists of 22,855 options under the 2003 Directors' Stock Plan, 273,334 options under the ICP, 14,834 shares of restricted stock under to ICP, 29,129 restricted stock units under the ICP, 610 phantom stock units under the Key Plan and 24 phantom stock units under the Professional Plan.

(4)
Weighted average exercise price of outstanding options under the 2003 Directors' Stock Plan, and the ICP as well as the restricted stock units and restricted stock awards granted under the ICP (excludes phantom stock units granted under the Key Plan and the Professional Plan).

(5)
Consists of 77,145 shares under the 2003 Directors' Stock Plan and 2,015,409 shares under the ICP.

(6)
Consists of options granted to Mr. Hughes pursuant to inducement award agreements in connection with his hiring in the second quarter of 2011.

(7)
Weighted average exercise price of options granted to Mr. Hughes pursuant to inducement award agreements in connection with his hiring in the second quarter of 2011.

Stockholder Proposals and Board Nominations

        The Company's Bylaws set forth the procedures a stockholder must follow to nominate directors and bring other business before the meeting. If the date of the 2014 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date of the 2013 annual meeting (May 23, 2013), to be considered for presentation at the annual meeting stockholder nominations of directors must be received no earlier than the 150th day prior to the annual meeting and no later than the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. As to each person whom the stockholder proposes to nominate for election or reelection as a director, the notice must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected). The Board of Directors will consider any nominee properly presented by a stockholder. After full consideration by the Board of Directors, the stockholder presenting the nomination will be notified of the Board of Directors' conclusion. As to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. Copies of the Company's Bylaws may be obtained by writing to the Corporate Secretary at the address above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based on the Company's review of reports filed by directors, executive officers and 10% stockholders of the Company on Forms 3, 4 and 5 pursuant to Section 16(a) of the Exchange Act, the Company believes that all such reports were filed on a timely basis during fiscal year 2013.

Householding

        SEC rules allow a single copy of the proxy materials or the notice of Internet availability of proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as "householding" and can result in significant savings of paper and mailing costs.

        Because we are using the SEC's notice and access rule, we will not household our proxy materials or notices to stockholders of record sharing an address. This means that stockholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future.

        We will promptly deliver, upon oral or written request, a separate copy of the proxy statement and Annual Report to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed in writing to Corporate Secretary, Gleacher & Company, Inc., 677 Broadway, 2nd floor, Albany, NY 12207 or by telephone to (212) 273-7100. Stockholders wishing to receive separate copies of the Company's proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of the Company's proxy statements and annual reports if they are receiving multiple copies of the Company's proxy statements and annual reports, should also direct requests as indicated in the preceding sentence.

 Where You Can Find More Information

        The Company's Annual Report for the fiscal year ended December 31, 2013 is being mailed with this proxy statement to stockholders of the Company and posted on the Company's website.

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the Investors page of our corporate website at www.gleacher.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and is not incorporated herein by reference.

        Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Annual Meeting:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 17, 2014.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to us at 677 Broadway, 2nd floor, Albany, NY 12207, Telephone (212) 273-7100, on the Investor Relations page of our corporate website at www.gleacher.com or from the SEC through the SEC's website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Other Business

        The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

        You should rely only on the information contained in this proxy statement. No one has been authorized to provide you with information that is different from what is contained in this proxy statement. The date of this proxy statement is                        , 2014. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. The mailing of this proxy statement will not create any implication to the contrary.

APPENDIX A
PLAN OF DISSOLUTION AND LIQUIDATION
OF GLEACHER & COMPANY, INC.

GLEACHER & COMPANY, INC.

I.     Plan of Dissolution and Liquidation

        The following shall constitute the Plan of Dissolution and Liquidation (the "Plan") of Gleacher & Company Inc. (the "Company").

        1.     The Board of Directors of the Company (the "Board of Directors") has adopted the Plan and has submitted it to the Company's stockholders for approval.

        2.     The effective date of the Plan shall be the date on which the holders of a majority of the outstanding stock of the Company entitled to vote thereon have approved the dissolution of the Company and have adopted the Plan (the "Effective Date").

        3.     The Plan is intended to be a plan of complete dissolution and liquidation. After the Effective Date, the Company shall:

          a.     file a Certificate of Dissolution pursuant to the General Corporation Law of the State of Delaware (the "DGCL") no sooner than seven days thereafter and take all actions that may be necessary or appropriate to dissolve the Company;

          b.     monitor our investment in FA Technology Ventures L.P. ("FATV"), in order to attempt to optimize stockholder value through monetization of the underlying portfolio companies or otherwise attempting to sell or otherwise dispose of this investment for cash or cash equivalents in an orderly fashion and to otherwise sell or otherwise dispose of assets (other than cash and cash equivalents) of the Company to any person or persons for consideration and upon terms and conditions deemed by the Board of Directors to be in the best interests of the Company and its creditors and stockholders. In connection with such sale or other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts, and other claims owing to the Company;

          c.     make payment or provision for the payment of all debts and liabilities of the Company, including all expenses of the sale or other disposition of its assets and of the dissolution, liquidation, and winding up of the Company's business and affairs provided for in the Plan, as well as contingent, conditional, unmatured or unknown claims, in accordance with, and as required by, the DGCL;

          d.     wind up the Company's business and affairs and withdraw the Company from any jurisdiction in which it is qualified to do business; and

          e.     distribute all of the Company's remaining assets pro-rata to its stockholders in one or more distributions in accordance with the Company's Certificate of Incorporation and the DGCL. Such distribution(s) shall be in cash or assets, in such amounts and at such times, as the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan) may in their discretion determine. The distributions so made shall be in complete liquidation of the Company and in exchange for the complete cancellation of all of the capital stock of the Company.

        4.     If and to the extent deemed necessary, appropriate or desirable by the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan), in its discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy or make provision for claims against and liabilities and expenses of the Company, including, without limitation, (i) tax obligations, (ii) all expenses of the monetization, sale or other disposition of the Company's assets, (iii) expenses relating to the collection and defense of the Company's assets, (iv) contingent, conditional, unmatured, and unknown claims, and (v) other expenses in connection with the dissolution, liquidation, and winding up provided for in this Plan, all in accordance with, and as required by, the DGCL.

        5.     Adoption of this Plan by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall constitute the approval of the Company's stockholders of the monetization, sale or other disposition of any and all of the assets of the Company, whether such monetization, sale or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for the sale or other disposition of the Company's assets that are conditioned on adoption of this Plan. The Company shall be authorized to monetize, sell or otherwise dispose of its non-cash assets as soon as practicable following the adoption of this Plan by its stockholders in order to attain the highest value for such non-cash assets and maximize value for its stockholders and creditors. The Company's non-cash assets may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Company shall not be required to obtain appraisals or other third party opinions as to the value of its assets in connection with the dissolution and liquidation.

        6.     From and after the filing of the Certificate of Dissolution, the Company shall not engage in any business or other activity except as required to preserve the value of its assets, wind up its affairs in an orderly and businesslike manner, and distribute its assets in accordance with this Plan, or as the Board of Directors may determine to be appropriate in connection therewith and to complete the liquidation and winding up of the Company, all in accordance with the DGCL.

        7.     Except as may be limited by law, if the Board of Directors shall deem it necessary and advisable in order to effect the completion of this Plan, it may establish an escrow account or liquidating trust for the benefit of the Company's stockholders and may transfer to such escrow account or to the liquidating trustee(s) (i) any assets the retention of which may be necessary or advisable to pay or make provision for the payment of (a) any claims that are the subject of a pending action, suit, or proceeding, (b) contingent, conditional, or unmatured claims and obligations of the Company, (c) unknown claims or claims that have not yet arisen but that, based on facts known to the Company, are likely to be made known or to arise in the future, and (d) expenses in connection of the ongoing liquidation and winding up of the Company (and/or the carrying out of the purposes, affairs, and operation of any such escrow account or liquidating trust), as well as (ii) any assets held on behalf of stockholders who cannot be located. At the time an escrow account or liquidating trust is established, the Board of Directors shall appoint such person or persons as it deems appropriate to serve as the escrow agent(s) or trustee(s).

        8.     If the Board of Directors determines to follow the procedures set forth in Section 280 of the DGCL, then the Board of Directors shall be authorized to take or cause to be taken all additional steps and actions necessary or appropriate to comply with Sections 280 and 281(a) of the DGCL, including, without limitation, providing notice to claimants, publishing notice of dissolution, petitioning the Court of Chancery of the State of Delaware to make any determinations of security or provision required by statute, payment of claims, and posting any court-ordered security.

        9.     Notwithstanding the foregoing, the Company shall not be required to follow the procedures set forth in Sections 280 and 281(a) of the DGCL, and the adoption of this Plan by the stockholders of the Company shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) of the DGCL.

        10.   The Board of Directors and officers of the Company shall take all remaining action required to be taken by the Company, including (without limitation) authorizing and directing the payment of or making provision for the payment of all expenses, liabilities, and obligations of the Company incurred in connection with the dissolution, liquidation, and winding up of the Company as provided for herein. Without limiting the foregoing, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the discretion of the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan) pay the Company's officers, directors, employees, agents, and their representatives, or any of them, compensation or additional compensation above their regular compensation, in cash or other property, and may provide for indemnification (including advancement of expenses) to such persons, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake in connection with the implementation of this Plan.

        11.   The Board of Directors of the Company is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers of the Company, subject to oversight by the Board of Directors, to do and perform, any and all acts, to incur and pay all expenses, to adopt all votes and resolutions, and to make, execute, deliver, or adopt any and all agreements, resolutions, conveyances, certificates, and other documents of every kind that are deemed necessary, appropriate, or desirable, in the discretion of the Board of Directors, for the purpose of effecting the dissolution of the Company and the complete liquidation and winding up of its business and affairs as contemplated in this Plan and the transactions contemplated hereby, including (without limitation) all filings or acts required by any state or federal law or regulation or the rules of the NASDAQ Stock Market to wind up the Company's business and affairs.

        12.   The Company shall continue to indemnify and provide for the advancement of expenses to its officers, directors, employees, agents, and representatives in accordance with its certificate of incorporation, as amended, its bylaws, and any other contractual arrangements, for actions taken in connection with this Plan and the liquidation and winding up of the business and affairs of the Company. The Company's obligation to indemnify (or advance expenses to) such persons may also be satisfied out of the assets of any escrow account or trust established by the Board of Directors under this Plan. The Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan), in its discretion, is authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations under this Plan.

        13.   The Board of Directors and officers of the Company shall take all action as they determine to be necessary, advisable, or desirable to cause the dissolution, liquidation, and winding up of any and all subsidiaries of the Company (or the monetization, sale or disposition of the Company's ownership interest in any such subsidiaries, whether by merger, sale of equity, or otherwise). Subject to the obligations of any subsidiary to pay or make provision for the payment of expenses, debts, claims, and liabilities of such subsidiary, including contingent, conditional, unmatured, or unknown claims, all in accordance with, and as required by, applicable law, the Board of Directors and officers of the Company shall take such actions as they determine to be necessary, advisable, or desirable to cause or arrange for liquidating distributions to the Company (or any intermediate subsidiary) to be made by any subsidiary that is dissolved. The Board of Directors and officers of the Company shall further take all action as they determine to be necessary, advisable, or desirable to ensure that each subsidiary of the Company complies with applicable law in connection with the dissolution, liquidation, and winding up of such subsidiary.

        14.   Upon the final distribution by the Company of all remaining assets to the stockholders, the capital stock of the Company shall be cancelled. With respect to any capital stock of the Company represented by certificates, the Company may, but need not, require the surrender of certificates representing the capital stock of the Company (or affidavits of loss in lieu thereof) as a condition to payment of any final liquidating distribution to stockholders.

        15.   If for any reason the Board of Directors determines that such action would be in the best interests of the Company and its stockholders, it may amend or modify the Plan at any time, notwithstanding stockholder approval of the Plan, and the Board of Directors need not submit any such amendment or modification to the stockholders of the Company for approval. In its sole discretion, the Board of Directors may determine to submit any amendment or modification of the Plan to the stockholders for approval. In addition, if for any reason the Board of Directors determines that such action would be in the best interests of the Company and its stockholders, it may abandon the Plan and all actions contemplated thereunder, notwithstanding the stockholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Board of Directors shall not abandon the Plan after the filing of the Certificate of Dissolution without first obtaining stockholder approval for such abandonment of the Plan. Upon the abandonment of the Plan, the Plan shall be void and of no further force and effect.

ANNUAL MEETING OF STOCKHOLDERS OF GLEACHER & COMPANY, INC. May 29, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.astproxyportal.com/ast/18344/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 4 and 5 and "FOR" all nominees listed in Proposal 3. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.1. Election of nine (9) individuals to the Board of Directors for a term of one year: 1. Approval of the voluntary dissolution and liquidation of the Company pursuant to a Plan of Dissolution and Liquidation (the "Plan of Dissolution") in substantially the form attached to the accompanying proxy statement as Appendix A. 2. Approval to grant discretionary authority to the Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies, if necessary or appropriate, in the event that there are insufficient shares present in person or by proxy voting in favor of the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. 3. Election of five (5) individuals to the Board of Directors for a term of one year: Marshall Cohen Keith B. Hall Jaime Lifton Mark R. Patterson Christopher R. Pechock 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014. 5. Advisory vote to approve the compensation of our named executive officers. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND “FOR” ALL NOMINEES LISTED IN PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 00030300333333300000 8 052914 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 4 and 5 and "FOR" all nominees listed in Proposal 3. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.1. Election of nine (9) individuals to the Board of Directors for a term of one year: 1. Approval of the voluntary dissolution and liquidation of the Company pursuant to a Plan of Dissolution and Liquidation (the "Plan of Dissolution") in substantially the form attached to the accompanying proxy statement as Appendix A. 2. Approval to grant discretionary authority to the Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies, if necessary or appropriate, in the event that there are insufficient shares present in person or by proxy voting in favor of the approval of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. 3. Election of five (5) individuals to the Board of Directors for a term of one year: Marshall Cohen Keith B. Hall Jaime Lifton Mark R. Patterson Christopher R. Pechock 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014. 5. Advisory vote to approve the compensation of our named executive officers. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF GLEACHER & COMPANY, INC. May 29, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND “FOR” ALL NOMINEES LISTED IN PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00030300333333300000 8 052914 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.astproxyportal.com/ast/18344/ FOR AGAINST ABSTAIN

1 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 COMMENTS: GLEACHER & COMPANY, INC. 677 BROADWAY, 2ND FLOOR ALBANY, NY 12207 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Christopher J. Kearns and Patricia A. Arciero-Craig, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all common stock of Gleacher & Company, Inc. held of record by the undersigned on April 21, 2014 at the Annual Meeting of Stockholders to be held at 10:00 A.M. (EDT) on Thursday, May 29, 2014 at 620 Eighth Avenue, New York, NY 10018, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, 4 AND 5 AND "FOR" ALL NOMINEES LISTED IN PROPOSAL 3. (Continued and to be signed on the reverse side)